As filed with the Securities and Exchange Commission on July 25, 2008

Securities Act File No. 333-99395

Investment Company Act File No. 811-21197

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 6	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 7	☒
(Check appropriate box or boxes)

WCMA® Government Securities Fund

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway, Wilmington, Delaware 19809

(Address of Principal Executive Offices)

(Registrant’s Telephone Number, including Area Code): 1-800-441-7762

Donald C. Burke

WCMA® Government Securities Fund

800 Scudders Mill Road,

Plainsboro, New Jersey 08536

Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund: Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018 Attention: Laurin Blumenthal Kleiman, Esq.	Howard B. Surloff, Esq. BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, Delaware 19809

Adam L. Lantz, Esq.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

1700 Merrill Lynch Drive

Pennington, New Jersey 08534

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $.10 per share.

Master Government Securities LLC also has executed this Registration Statement.

WCMA® Money Fund

WCMA® Government Securities Fund

WCMA® Tax-Exempt Fund

WCMA® Treasury Fund

Prospectus

July 25, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

For More Information	Shareholder Reports	Back Cover

	Statement of Additional Information	Back Cover

Key Facts

IMPORTANT DEFINITIONS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Short Term Securities — securities with maturities of not more than 397 days (13 months).

U.S. Government Securities — debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the United States.

U.S. Government Agency Securities — debt securities issued or guaranteed as to principal and interest by U.S. Government agencies that are not direct obligations of the United States. These securities may not be supported by the full faith and credit of the United States.

U.S. Government-Sponsored Enterprises — private corporations sponsored by the federal government that have the legal status of government agencies, such as the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association or the Federal National Mortgage Association, but are not backed by the full faith and credit of the United States.

U.S. Government Instrumentalities — supranational entities (that is, entities that are designated or supported by (but are not part of) multiple governmental entities) that are sponsored by the U.S. and other governments, such as the World Bank or the Inter-American Development Bank, but are not backed by the full faith and credit of the United States.

Repurchase Agreements — agreements in which a party sells securities to the Fund and at the same time agrees to repurchase the securities at a particular time and price.

Maturity — the time at which the principal amount of a bond is scheduled to be returned to investors.

WCMA Money Fund at a Glance

What are the Money Fund’s investment objectives?

The investment objectives of the Money Fund are to seek current income, preservation of capital and liquidity.

What are the Money Fund’s main investment strategies?

The Money Fund seeks to achieve its objectives by investing in a diversified portfolio of U.S. dollar-denominated short term securities. These securities consist primarily of short term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government-sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, including asset backed commercial paper, corporate notes and repurchase agreements. The Fund also may invest in obligations of domestic and foreign banks and other short term debt securities issued by U.S. and foreign entities. The Fund may invest up to 25% of its total assets in foreign bank money instruments. The Fund’s dollar-weighted average maturity will not exceed 90 days.

Other than U.S. Government and certain U.S. Government agency securities, the Money Fund invests in short term securities that have one of the two highest short term ratings from a nationally recognized rating agency. The Money Fund also may invest in unrated short term securities, but only when Fund management, pursuant to authority delegated by the Board of Trustees, determines that the credit quality is comparable to securities that have one of the two highest ratings. Certain short term securities are entitled to the benefit of guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

Fund management decides which of these securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

The Money Fund is a “feeder” fund that invests all of its assets in the Master Money LLC (the “Money LLC”), which has the same investment objectives and strategies as the Fund. All investments will be made at the Money LLC level. This structure is sometimes called a “master/feeder” structure. The Money Fund’s investment results will correspond directly to the investment results of the Money LLC in which it invests. For simplicity, this prospectus uses the term “Money Fund” to include the Money LLC.

What are the main risks of investing in the Money Fund?

The Fund cannot guarantee that it will achieve its objectives.

An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk — the risk that the issuer of a security owned by the Money Fund will be unable to pay the interest or principal when due.

Selection Risk — the risk that the securities Fund management selects will underperform securities selected by other funds with similar investment objectives and strategies.

Interest Rate Risk — the risk that prices of money market securities owned by the Money Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — the risk that the Money Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Income Risk — the risk that the Money Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Foreign Market Risk — the risk that the Money Fund may have difficulty buying and selling on foreign exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Repurchase Agreements and Purchase and Sale Contracts Risk — the Money Fund buys a security from another party, which agrees to buy it back at an agreed time and price. If the seller fails to repurchase the security and the market value declines, the Fund may lose money.

Who should invest?

Shares of the Money Fund are offered to subscribers in the Working Capital Management Account® (“WCMA”) financial service (“WCMA service”) and investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch” or the “Distributor”) business account programs.

The Money Fund may be an appropriate investment for you if you:

■	Are investing with short term goals in mind, such as for cash reserves, and want to focus on short term securities

■	Are looking for preservation of capital

■	Are looking for current income and liquidity

Risk/Return Bar Chart for WCMA Money Fund

The bar chart and table shown below provide an indication of the risks of investing in the Money Fund and the Money LLC.

The Money Fund is a feeder fund of the Money LLC. On February 13, 2003, the Money LLC commenced operations by acquiring all of the portfolio investments of CMA Money Fund, the initial feeder fund of the Money LLC. The Fund and the initial feeder fund have identical investment objectives and policies and use the same portfolio management personnel.

The information in the bar chart and table prior to March 20, 2003 (the Money Fund’s commencement of operations) is based upon the performance of the Money LLC’s initial feeder fund. For the periods after March 20, 2003, the bar chart is based on the performance of the Money Fund’s Class 3 shares. The bar chart shows changes in the performance of the Money Fund’s Class 3 shares for each of the past ten calendar years. The annual account fees payable by WCMA service subscribers are not reflected in the bar chart because these fees were offset by a voluntary waiver, which can be discontinued at any time. The bar chart reflects the management, distribution and service (12b-1) fees and other expenses of the Money Fund’s Class 3 shares after giving effect to the fee waiver. If the voluntary waiver was not included, returns for the Class 3 shares would be less than those shown. The table shows the Fund’s average annual total returns for the periods shown.

How the Money LLC’s initial feeder fund and the Money Fund performed in the past is not necessarily an indication of how the Money LLC or the Money Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 1.53% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.14% (quarter ended March 31, 2004). The Money Fund’s year-to-date return as of June 30, 2008 was 1.57%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years(a)	Ten Years(a)
Money Fund
Class 1	3.91%	1.98%	2.96%
Class 2	4.55%	2.44%	3.36%
Class 3	4.88%	2.73%	3.51%
Class 4	4.88%	2.73%	3.51%
(a)	The returns for each class of shares prior to March 20, 2003 are based upon performance of the CMA Money Fund. The returns for each class of the WCMA Money Fund’s shares, however, reflect the management, distribution and service (12b-1) fees and other expenses applicable to that class of shares after giving effect to the fee waiver.

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Money Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include account fees that you may pay on your WCMA account or other Merrill Lynch business account.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Money Fund and Money LLC.

Management Fee — a fee paid to BlackRock Advisors, LLC (“BlackRock” or the “Manager”) for managing the Money LLC.

Distribution Fees — fees used to support the Money Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for shareholder servicing activities.

Administration Fee — a fee paid to BlackRock, the Administrator, for providing administrative services to the Money Fund.

Fees and Expenses for WCMA Money Fund

The Money Fund offers four share classes. Although your money will be invested in the same portfolio of securities no matter which share class you buy, the associated fees and expenses vary by class. The class you are eligible to own is determined monthly based on the value of your WCMA or other business account service relationship. See “Your Account — WCMA Multiple Class Structure” and “Your Account — How to Buy, Sell and Transfer Shares.” Your Merrill Lynch Financial Advisor can help explain which class you are currently eligible to own.

The table shows the different fees and expenses that you may pay if you buy and hold each class of shares of the Money Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (Fees Paid Directly by the shareholder):	Class 1		Class 2		Class 3		Class 4
WCMA Account Annual Fee(a)	$300		$300		$300		$300
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(b):
Management Fee(c)	0.129%		0.129%		0.129%		0.129%
Distribution and/or Service (12b-1) Fees	1.00	%(g)	0.675%		0.375%		0.375	%(g)
Other Expenses (including transfer agency and administration fees)(d)(e)	0.411%		0.366%		0.356%		0.356%
Total Annual Fund Operating Expenses	1.54	%(g)	1.17%		0.86%		0.86	%(g)
Fee Waiver and/or Expense Reimbursement	—		(0.27	%)(f)	(0.28	%)(f)	(0.28	%)(f)
Net Expenses	1.54%		0.90%		0.58%		0.58%
(a)	Merrill Lynch charges this annual program fee to WCMA service subscribers. Other programs may charge different fees.
(b)	Fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of expenses of the Money LLC.
(c)	Paid by the Money LLC.
(d)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Fund and the Money LLC. The Fund and the Money LLC will reimburse the Manager or its affiliates for such services.
(e)	Includes administration fees, which are payable to the Administrator by the Fund, at the annual rate of 0.25% of the Fund’s average daily net assets.
(f)	With respect to Class 2, Class 3 and Class 4 shares, BlackRock and Merrill Lynch have entered into a contractual arrangement to waive and/or reimburse a portion of the Money Fund’s fees and expenses to ensure that the net expenses for the Fund’s (i) Class 2 shares are 0.32% higher than that of the Money LLC’s initial feeder fund, and (ii) Class 3 and Class 4 shares are equal to that of the Money LLC’s initial feeder fund. This fee/expense waiver or reimbursement includes distribution and/or service (12b-1) fees. This arrangement has a one-year term and is renewable.
(g)	Class 1 and Class 4 shares did not pay a portion of their respective distribution fees during the fiscal year ended March 31, 2008. The Total Annual Fund Operating Expenses have been restated to reflect the entire distribution fee.

Example:

This example is intended to help you compare the cost of investing in the Money Fund with the cost of investing in other money market funds.

This example assumes that you invest $10,000 in the Money Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years		Five Years		Ten Years
Class 1	$157	$486		$839		$1,834
Class 2	$92	$345	(a)	$618	(a)	$1,396	(a)
Class 3	$59	$246	(a)	$449	(a)	$1,035	(a)
Class 4	$59	$246	(a)	$449	(a)	$1,035	(a)
(a)	These expenses do not reflect the continuation of the contractual arrangements to limit the expenses incurred by Class 2, Class 3 and Class 4 shares of the Money Fund or any other fee/expense reduction to any share class of the Fund. These contractual arrangements have a one-year term and are renewable.

This example does not take into account the annual account fee charged by Merrill Lynch to subscribers in the WCMA service or other Merrill Lynch business account programs. See the relevant service account agreement and program description for details.

IMPORTANT DEFINITIONS

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Short Term Securities — debt securities with maturities of not more than 397 days (13 months).

U.S. Government Securities — debt securities that are issued and/or guaranteed as to principal and interest by the U.S. Government and are supported by the full faith and credit of the United States.

Repurchase Agreements — agreements in which a party sells securities to the Fund and at the same time agrees to repurchase the securities at a particular time and price.

Maturity — the time at which the principal amount of a bond is scheduled to be returned to investors.

WCMA Government Securities Fund at a Glance

What are the Government Fund’s investment objectives?

The Government Fund’s investment objectives are to seek preservation of capital, current income and liquidity.

What are the Government Fund’s main investment strategies?

The Government Fund tries to achieve its objectives by investing exclusively in a diversified portfolio made up only of short term, U.S. Government securities, including variable rate securities, and repurchase agreements with banks and securities dealers that involve direct U.S. Government obligations. The Fund will provide shareholders with at least 60 days’ prior written notice before changing this strategy.

Fund management decides which of these securities to buy and sell based on its assessment of the relative values of various short term U.S. Government securities and repurchase agreements, as well as future interest rates. The Fund’s dollar-weighted average maturity will not exceed 90 days.

The Government Fund is a “feeder” fund that invests all of its assets in the Master Government Securities LLC (the “Government LLC”), which has the same investment objectives and strategies as the Fund. All investments will be made at the Government LLC level. This structure is sometimes called a “master/feeder” structure. The Government Fund’s investment results will correspond directly to the investment results of the Government LLC in which it invests. For simplicity, this prospectus uses the term “Government Fund” to include the Government LLC.

What are the main risks of investing in the Government Fund?

The Fund cannot guarantee that it will achieve its objectives.

An investment in the Government Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk — the risk that the issuer of a security owned by the Fund will be unable to pay the interest or principal when due.

Selection Risk — the risk that the securities that Fund management selects will underperform securities selected by other funds with similar investment objectives and strategies.

Interest Rate Risk — the risk that prices of money market securities owned by the Government Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — the risk that the Government Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Income Risk — the risk that the Government Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Repurchase Agreements and Purchase and Sale Contracts Risk — the Government Fund buys a security from another party, which agrees to buy it back at an agreed time and price. If the seller fails to repurchase the security and the market value declines, the Fund may lose money.

Who should invest?

Shares of the Government Fund are offered to subscribers in the Working Capital Management Account® (“WCMA”) financial service (“WCMA service”) and investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch” or the “Distributor”) business account programs.

The Government Fund may be an appropriate investment for you if you:

■	Are investing with short term goals in mind, such as for cash reserves, and want to focus on U.S. Government securities

■	Are looking for preservation of capital

■	Are looking for current income and liquidity

Risk/Return Bar Chart for WCMA Government Securities Fund

The bar chart and table shown below provide an indication of the risks of investing in the Government Fund and the Government LLC.

The Government Fund is a feeder fund of the Government LLC. On February 13, 2003, the Government LLC commenced operations by acquiring all of the portfolio investments of CMA Government Securities Fund, the initial feeder fund of the Government LLC. The Government Fund and the initial feeder fund have identical investment objectives and policies and use the same portfolio management personnel.

The information in the bar chart and table prior to March 20, 2003 (the Government Fund’s commencement of operations) is based upon the performance of the Government LLC’s initial feeder fund. For the periods after March 20, 2003, the bar chart is based on the performance of the Government Fund’s Class 3 shares. The bar chart shows changes in the performance of the Government Fund’s Class 3 shares for each of the past ten calendar years. The annual account fees payable by WCMA service subscribers are not reflected in the bar chart because these fees were offset by a voluntary waiver, which can be discontinued at any time. The bar chart reflects the management, distribution and service (12b-1) fees and other expenses of the Government Fund’s Class 3 shares after giving effect to the fee waiver. If the voluntary waiver was not included, returns for the Class 3 shares would be less than those shown. The table shows the Fund’s average annual total returns for the periods shown.

How the Government LLC’s initial feeder fund and the Government Fund performed in the past is not necessarily an indication of how the Government LLC or the Government Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 1.48% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.12% (quarter ended June 30, 2004). The Government Fund’s year-to-date return as of June 30, 2008 was 0.89%.

Average Annual Total Returns (For the periods ended December 31, 2007)	One Year	Five Years(a)	Ten Years(a)
Government Fund
Class 1	3.35%	1.72%	2.41%
Class 2	3.96%	2.17%	2.92%
Class 3	4.30%	2.47%	3.24%
Class 4	4.30%	2.48%	3.24%
(a)	The returns for each class of shares prior to March 20, 2003 are based upon performance of the CMA Government Fund. The returns for each class of the WCMA Government Fund’s shares, however, reflect the management, distribution and service (12b-1) fees and other expenses applicable to that class of shares after giving effect to the fee waiver.

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Government Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include account fees that you may pay on your WCMA account or other Merrill Lynch business account.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Government Fund and Government LLC.

Management Fee — a fee paid to BlackRock Advisors, LLC (“BlackRock” or the “Manager”) for managing the Government LLC.

Distribution Fees — fees used to support the Government Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for shareholder servicing activities.

Administration Fee — a fee paid to BlackRock, the Administrator, for providing administrative services to the Government Fund.

Fees and Expenses for WCMA Government Securities Fund

The Government Fund offers four share classes. Although your money will be invested in the same portfolio of securities no matter which share class you buy, the associated fees and expenses vary by class. The class you are eligible to own is determined monthly based on the value of your WCMA or other business account service relationship. See “Your Account — WCMA Multiple Class Structure” and “Your Account — How to Buy, Sell and Transfer Shares.” Your Merrill Lynch Financial Advisor can help explain which class you are currently eligible to own.

This table shows the different fees and expenses that you may pay if you buy and hold each class of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (Fees Paid Directly by the shareholder):	Class 1	Class 2		Class 3		Class 4
WCMA Account Annual Fee(a)	$300	$300		$300		$300
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(b)
Management Fee(c)	0.207%	0.207%		0.207%		0.207%
Distribution and/or Service (12b-1) Fees	1.00%	0.675%		0.375%		0.375%
Other Expenses (including transfer agency and administration fees)(d)(e)	0.413%	0.378%		0.378%		0.368%
Total Annual Fund Operating Expenses	1.62%	1.26%		0.96%		0.95%
Fee Waiver and/or Expense Reimbursement	—	(0.26	%)(f)	(0.28	%)(f)	(0.27	%)(f)
Net Expenses	1.62%	1.00%		0.68%		0.68%
(a)	Merrill Lynch charges this annual account fee to WCMA service subscribers. Other programs may charge different fees.
(b)	Fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of expenses of the Government LLC.
(c)	Paid by the Government LLC.
(d)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Fund and the Government LLC. The Fund and the Government LLC will reimburse the Manager or its affiliates for such services.
(e)	Includes administration fees, which are payable to the Administrator by the Fund, at the annual rate of 0.25% of the Fund’s average daily net assets.
(f)	With respect to Class 2, Class 3 and Class 4 shares, BlackRock and Merrill Lynch have entered into a contractual arrangement to waive and/or reimburse a portion of the Government Fund’s fees and expenses to ensure that the net expenses for the Fund’s (i) Class 2 shares are 0.32% higher than that of the Government LLC’s initial feeder fund, and (ii) Class 3 and Class 4 shares are equal to that of the Government LLC’s initial feeder fund. This fee/expense waiver or reimbursement includes distribution and/or service (12b-1) fees. This arrangement has a one-year term and is renewable.

Example:

This example is intended to help you compare the cost of investing in the Government Fund with the cost of investing in other money market funds.

This example assumes that you invest $10,000 in the Government Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years		Five Years		Ten Years
Class 1	$165	$511		$881		$1,922
Class 2	$102	$374	(a)	$667	(a)	$1,500	(a)
Class 3	$69	$278	(a)	$504	(a)	$1,152	(a)
Class 4	$69	$276	(a)	$499	(a)	$1,142	(a)
(a)	These expenses do not reflect the continuation of the contractual arrangement to limit the expenses incurred by Class 2, Class 3 and Class 4 shares of the Government Fund or any other fee/expense reduction to any share class of the Fund. These contractual arrangements have a one-year term and are renewable.

This example does not take into account the annual account fee charged by Merrill Lynch to subscribers in the WCMA service or other Merrill Lynch business account programs. See the relevant service account agreement and program description for details.

IMPORTANT DEFINITIONS

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Short Term Securities — securities that mature or reset to a new interest rate within 397 days (13 months).

Tax-Exempt Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes (and which is not includable in taxable income for purposes of the Federal alternative minimum tax).

Maturity — the time at which the principal amount of a bond is scheduled to be returned to investors.

Municipal Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax).

WCMA Tax-Exempt Fund at a Glance

What are the Tax-Exempt Fund’s investment objectives?

The Tax-Exempt Fund’s investment objectives are to seek current income exempt from Federal income tax, preservation of capital and liquidity.

What are the Tax-Exempt Fund’s main investment strategies?

The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of high quality, short term, tax-exempt securities. These securities consist principally of tax-exempt notes and commercial paper, short term tax-exempt bonds, tax-exempt variable rate demand obligations and short term tax-exempt derivatives. Certain short term securities have maturities that are longer than 397 days but give the Fund the right to demand payment from a financial institution within that period. The Fund treats these securities as having a maturity of 397 days or less. The Fund’s dollar-weighted average maturity will not exceed 90 days.

Under normal circumstances, the Tax-Exempt Fund invests at least 80% of its assets in short term tax-exempt securities or so that at least 80% of the income it distributes will be exempt from Federal income tax (including the alternative minimum tax). The Fund also may invest up to 20% of its assets in short term municipal securities. Throughout this prospectus, interest paid on tax-exempt and/or municipal securities may be referred to as “tax-exempt.”

The Tax-Exempt Fund invests all of its assets in securities that have one of the two highest short term ratings from a nationally recognized rating agency. The Tax-Exempt Fund also may invest in unrated securities, but only when Fund management, pursuant to authority delegated by the Board of Trustees, determines that the credit quality is comparable to securities that have one of the two highest ratings. Certain securities in which the Fund invests are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

The Tax-Exempt Fund does not presently intend to invest more than 25% of its total assets in securities of issuers located in a single state.

Fund management determines which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Tax-Exempt Fund’s yield by taking advantage of differences in yield that regularly occur among securities of a similar kind.

The Tax-Exempt Fund is a “feeder” fund that invests all of its assets in a “master” fund, the Master Tax-Exempt LLC (the “Tax-Exempt LLC”), which has the same investment objectives and strategies as the Fund. All investments will be made at the Tax-Exempt LLC level. This structure is sometimes called a “master/feeder” structure. The Tax-Exempt Fund’s investment results will correspond directly to the investment results of the Tax-Exempt LLC in which it invests. For simplicity, this prospectus uses the term “Tax-Exempt Fund” to include the Tax-Exempt LLC.

What are the main risks of investing in the Tax-Exempt Fund?

The Fund cannot guarantee that it will achieve its objectives.

An investment in the Tax-Exempt Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk — the risk that the issuer of a security owned by the Tax-Exempt Fund will be unable to pay the interest or principal when due.

Selection Risk — the risk that the securities that Fund management selects will underperform securities selected by other funds with similar investment objectives and strategies.

Interest Rate Risk — the risk that prices of securities owned by the Tax-Exempt Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — the risk that the Tax-Exempt Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Income Risk — the risk that the Tax-Exempt Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Who should invest?

Shares of the Tax-Exempt Fund are offered to subscribers in the Working Capital Management Account® (“WCMA”) financial service (“WCMA service”) and investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch” or the “Distributor”) business account programs.

The Tax-Exempt Fund may be an appropriate investment for you if you:

■	Are looking for preservation of capital

■	Are investing with short term goals in mind, such as for cash reserves, and want to focus on short term securities

■	Are looking for liquidity and current income that is exempt from Federal income tax

Risk/Return Bar Chart for WCMA Tax-Exempt Fund

The bar chart and table shown below provide an indication of the risks of investing in the Tax-Exempt Fund and the Tax-Exempt LLC.

The Tax-Exempt Fund is a feeder fund of the Tax-Exempt LLC. On February 13, 2003, the Tax-Exempt LLC commenced operations by acquiring all of the portfolio investments of CMA Tax-Exempt Fund, the initial feeder fund of the Tax-Exempt LLC. The Tax-Exempt Fund and the initial feeder fund have identical investment objectives and policies and use the same portfolio management personnel.

The information in the bar chart and table prior to March 20, 2003 (the Tax-Exempt Fund’s commencement of operations) is based upon the performance of the Tax-Exempt LLC’s initial feeder fund. For the periods after March 20, 2003, the bar chart is based on the performance of the Tax-Exempt Fund’s Class 3 shares. The bar chart shows changes in the performance of the Tax-Exempt Fund’s Class 3 shares for each of the past ten calendar years. The annual account fees payable by WCMA service subscribers are not reflected in the bar chart because these fees were offset by a voluntary waiver, which can be discontinued at any time. The bar chart reflects the management, distribution and service (12b-1) fees and other expenses of the Tax-Exempt Fund’s Class 3 shares after giving effect to the fee waiver. If the voluntary waiver was not included, returns for the Class 3 shares would be less than those shown. The table shows the Fund’s average annual total returns for the periods shown.

How the Tax-Exempt LLC’s initial feeder fund and the Tax-Exempt Fund performed in the past is not necessarily an indication of how the Tax-Exempt LLC or the Tax-Exempt Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 0.94% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.12% (quarter ended March 31, 2004). The year-to-date return as of June 30, 2008 was 0.94%.

Average Annual Total Returns (For the periods ended December 31, 2007)	One Year	Five Years(a)	Ten Years(a)
Tax-Exempt Fund
Class 1	2.13%	1.11%	1.64%
Class 2	2.79%	1.55%	2.03%
Class 3	3.14%	1.86%	2.18%
Class 4	3.14%	1.86%	2.18%
(a)	The returns for each class of shares prior to March 20, 2003 are based upon performance of the CMA Tax-Exempt Fund. The returns for each class of the WCMA Tax-Exempt Fund’s shares, however, reflect the management, distribution and service (12b-1) fees and other expenses applicable to that class of shares after giving effect to the fee waiver.

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Tax-Exempt Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include account fees that you may pay on your WCMA account or other Merrill Lynch business account.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Tax-Exempt Fund and the Tax-Exempt LLC.

Management Fee — a fee paid to BlackRock Advisors, LLC (“BlackRock” or the “Manager”) for managing the Tax-Exempt LLC.

Distribution Fees — fees used to support the Tax-Exempt Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for shareholder servicing activities.

Administration Fee — a fee paid to BlackRock, the Administrator, for providing administrative services to the Tax-Exempt Fund.

Fees and Expenses for WCMA Tax-Exempt Fund

The Tax-Exempt Fund offers four share classes. Although your money will be invested in the same portfolio of securities no matter which share class you buy, the associated fees and expenses vary by class. The class you are eligible to own is determined monthly based on the value of your WCMA or other business account service relationship. See “Your Account — WCMA Multiple Class Structure” and “Your Account — How to Buy, Sell and Transfer Shares.” Your Merrill Lynch Financial Advisor can help explain which class you are currently eligible to own.

This table shows the different fees and expenses that you may pay if you buy and hold each class of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (Fees Paid Directly by the shareholder):	Class 1		Class 2		Class 3		Class 4
WCMA Account Annual Fee(a)	$300		$300		$300		$300
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(b):
Management Fee(c)	0.133%		0.133%		0.133%		0.133%
Distribution and/or Service (12b-1) Fees	1.00	%(g)	0.675%		0.375%		0.375	%(g)
Other Expenses (including transfer agency and administration fees)(d)(e)	0.457%		0.422%		0.412%		0.432%
Total Annual Fund Operating Expenses	1.59	%(g)	1.23%		0.92%		0.94	%(g)
Fee Waiver and/or Expense Reimbursement	—		(0.32	%)(f)	(0.35	%)(f)	(0.37	%)(f)
Net Expenses	1.59%		0.91%		0.57%		0.57%
(a)	Merrill Lynch charges this annual account fee to WCMA service subscribers. Other programs may charge different fees.
(b)	Fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of expenses of the Tax-Exempt LLC.
(c)	Paid by the Tax-Exempt LLC.
(d)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Fund and the Tax-Exempt LLC. The Fund and the Tax-Exempt LLC will reimburse the Manager or its affiliates for such services.
(e)	Includes administration fees, which are payable to the Administrator by the Fund, at the annual rate of 0.25% of the Fund’s average daily net assets.
(f)	With respect to Class 2, Class 3 and Class 4 shares, BlackRock and Merrill Lynch have entered into a contractual arrangement to waive and/or reimburse a portion of the Tax-Exempt Fund’s fees and expenses to ensure that the net expenses for the Fund’s (i) Class 2 shares are 0.35% higher than that of the Tax-Exempt LLC’s initial feeder fund, and (ii) Class 3 and Class 4 shares are equal to that of the Tax-Exempt LLC’s initial feeder fund. This fee/expense waiver or reimbursement includes distribution and/or service (12b-1) fees. This arrangement has a one-year term and is renewable.
(g)	Class 1 and Class 4 shares did not pay a portion of their respective distribution fees during the fiscal year ended March 31, 2008. The Total Annual Fund Operating Expenses have been restated to reflect the entire distribution fee.

Example:

This example is intended to help you compare the cost of investing in the Tax-Exempt Fund with the cost of investing in other money market funds.

This example assumes that you invest $10,000 in the Tax-Exempt Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years		Five Years		Ten Years
Class 1	$162	$502		$866		$1,889
Class 2	$93	$359	(a)	$645	(a)	$1,460	(a)
Class 3	$58	$258	(a)	$475	(a)	$1,099	(a)
Class 4	$58	$263	(a)	$484	(a)	$1,121	(a)
(a)	These expenses do not reflect the continuation of the contractual arrangements to limit the expenses incurred by Class 2, Class 3 and Class 4 shares of the Tax-Exempt Fund or any other fee/expense reduction to any share class of the Fund. These contractual arrangements have a one-year term and are renewable.

This example does not take into account the annual account fee charged by Merrill Lynch to subscribers in the WCMA service or other Merrill Lynch business account programs. See the relevant service account agreement and program description for details.

IMPORTANT DEFINITIONS

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Short Term Securities — securities with maturities of not more than 397 days (13 months).

U.S. Treasury Securities — securities that are issued directly by the U.S. Treasury rather than by any U.S. Government agency or instrumentality and are supported by the full faith and credit of the United States.

Maturity — the time at which the principal amount of a bond is scheduled to be returned to investors.

WCMA Treasury Fund at a Glance

What are the Treasury Fund’s investment objectives?

The Treasury Fund’s investment objectives are to seek preservation of capital, liquidity and current income.

What are the Treasury Fund’s main investment strategies?

The Treasury Fund tries to achieve its objectives by investing exclusively in a diversified portfolio made up only of short term U.S. Treasury securities that are direct obligations of the U.S. Treasury. The Fund will provide shareholders with at least 60 days’ prior written notice before changing this strategy. Fund management decides which U.S. Treasury securities to buy and sell based on its assessment of their relative values and future interest rates. The Fund’s dollar-weighted average maturity will not exceed 90 days.

The Treasury Fund is a “feeder” fund that invests all of its assets in the Master Treasury LLC (the “Treasury LLC”), which has the same investment objectives and strategies as the Treasury Fund. All investments will be made at the Treasury LLC level. This structure is sometimes called a “master/feeder” structure. The Treasury Fund’s investment results will correspond directly to the investment results of the Treasury LLC in which it invests. For simplicity, this prospectus uses the term “Treasury Fund” to include the Treasury LLC.

What are the main risks of investing in the Treasury Fund?

The Fund cannot guarantee that it will achieve its objectives.

An investment in the Treasury Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk — the risk that the issuer of a security owned by the Treasury Fund will be unable to pay the interest or principal when due. U.S. Treasury securities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Treasury Fund.

Selection Risk — the risk that the securities that Fund management selects will underperform securities selected by other funds with similar investment objectives and strategies.

Interest Rate Risk — the risk that prices of money market securities owned by the Treasury Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — the risk that the Treasury Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Income Risk — the risk that the Treasury Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Who should invest?

Shares of the Treasury Fund are offered to subscribers in the Working Capital Management Account® (“WCMA”) financial service (“WCMA service”) and investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch” or the “Distributor”) business account programs.

The Fund may be an appropriate investment for you if you:

■	Are investing with short term goals in mind, such as for cash reserves, and want to focus on U.S. Treasury securities

■	Are looking for preservation of capital

■	Are looking for current income and liquidity

Risk/Return Bar Chart for WCMA Treasury Fund

The bar chart and table shown below provide an indication of the risks of investing in the Treasury Fund and the Treasury LLC.

The Treasury Fund is a feeder fund of the Treasury LLC. On February 13, 2003, the Treasury LLC commenced operations by acquiring all of the portfolio investments of CMA Treasury Fund, the initial feeder fund of the Treasury LLC. The Treasury Fund and the initial feeder fund have identical investment objectives and policies and use the same portfolio management personnel.

The information in the bar chart and table prior to March 20, 2003 (the Treasury Fund’s commencement of operations) is based upon the performance of the Treasury LLC’s initial feeder fund. For the periods after March 20, 2003, the bar chart is based on the performance of the Treasury Fund’s Class 3 shares. The bar chart shows changes in the performance of the Treasury Fund’s Class 3 shares for each of the past ten calendar years. The annual account fees payable by WCMA service subscribers are not reflected in the bar chart because these fees were offset by a voluntary waiver, which can be discontinued at any time. The bar chart reflects the management, distribution and service (12b-1) fees and other expenses of the Treasury Fund’s Class 3 shares after giving effect to the fee waiver. If the voluntary waiver was not included, returns for the Class 3 shares would be less than those shown. The table shows the Fund’s average annual total returns for the periods shown.

How the Treasury LLC’s initial feeder fund and the Treasury Fund performed in the past is not necessarily an indication of how the Treasury LLC or the Treasury Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 1.40% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.08% (quarter ended March 31, 2004). The Treasury Fund’s year-to-date return as of June 30, 2008 was 0.82%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years(a)	Ten Years(a)
Treasury Fund
Class 1	3.09%	1.62%	2.58%
Class 2	3.66%	2.02%	2.91%
Class 3	4.03%	2.32%	3.06%
Class 4	4.03%	2.32%	3.06%
(a)	The returns for each class of shares prior to March 20, 2003 are based upon performance of the CMA Treasury Fund. The returns for each class of the WCMA Treasury Fund’s shares, however, reflect the management, distribution and service (12b-1) fees and other expenses applicable to that class of shares after giving effect to the fee waiver.

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Treasury Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include account fees that you may pay on your WCMA account or other Merrill Lynch business account.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Treasury Fund and Treasury LLC.

Management Fee — a fee paid to BlackRock Advisors, LLC (“BlackRock” or the “Manager”) for managing the Treasury LLC.

Distribution Fees — fees used to support the Treasury Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion

Service Fees — fees used to compensate securities dealers and other financial intermediaries for shareholder servicing activities.

Administration Fee — a fee paid to BlackRock, the Administrator, for providing administrative services to the Treasury Fund.

Fees and Expenses for WCMA Treasury Fund

The Treasury Fund offers four different share classes. Although your money will be invested in the same portfolio of securities no matter which share class you buy, the associated fees and expenses vary by class. The class you are eligible to own is determined monthly based on the value of your WCMA or other business account service relationship. See “Your Account — WCMA Multiple Class Structure” and “Your Account — How to Buy, Sell and Transfer Shares.” Your Merrill Lynch Financial Advisor can help explain which class you are currently eligible to own.

This table shows the different fees and expenses that you may pay if you buy and hold each class of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder):	Class 1		Class 2		Class 3		Class 4
WCMA Account Annual Fee(a)	$300		$300		$300		$300
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(b):
Management Fee(c)	0.181%		0.181%		0.181%		0.181%
Distribution and/or Service (12b-1) Fees	1.00	%(g)	0.675%		0.375%		0.375%
Other Expenses (including transfer agency and administration fees)(d)(e)	0.379%		0.354%		0.334%		0.334%
Total Annual Fund Operating Expenses	1.56	%(g)	1.21%		0.89%		0.89%
Fee Waiver and/or Expense Reimbursement	—		(0.23	%)(f)	(0.27	%)(f)	(0.28	%)(f)
Net Expenses	1.56%		0.98%		0.62%		0.61%
(a)	Merrill Lynch charges this annual fee to WCMA service subscribers. Other programs may charge different fees.
(b)	Fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of expenses of the Treasury LLC.
(c)	Paid by the Treasury LLC.
(d)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Fund and the Treasury LLC. The Fund and the Treasury LLC will reimburse the Manager or its affiliates for such services.
(e)	Includes administration fees, which are payable to the Administrator by the Fund, at the annual rate of 0.25% of the Fund’s average daily net assets.
(f)	With respect to Class 2, Class 3 and Class 4 shares, BlackRock and Merrill Lynch have entered into a contractual arrangement to waive and/or reimburse a portion of the Treasury Fund’s fee and expenses to ensure that the net expenses for the Fund’s (i) Class 2 shares are 0.35% higher than that of the Treasury LLC’s initial feeder fund, and (ii) Class 3 and Class 4 shares are equal to that of the Treasury LLC’s initial feeder fund. This fee/expense waiver or reimbursement includes distribution and/or service (12b-1) fees. This arrangement has a one-year term and is renewable.
(g)	Class 1 shares did not pay a portion of its distribution fees during the fiscal year ended March 31, 2008. The Total Annual Fund Operating Expenses have been restated to reflect the entire distribution fee.

IMPORTANT DEFINITION

Yield — the income generated by an investment in a Fund.

Example:

This example is intended to help you compare the cost of investing in the Treasury Fund with the cost of investing in other money market funds.

This example assumes that you invest $10,000 in the Treasury Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years		Five Years		Ten Years
Class 1	$159	$493		$850		$1,856
Class 2	$100	$361	(a)	$643	(a)	$1,446	(a)
Class 3	$63	$257	(a)	$467	(a)	$1,071	(a)
Class 4	$62	$256	(a)	$466	(a)	$1,070	(a)
(a)	These expenses do not reflect the continuation of the contractual arrangements to limit the expenses incurred by Class 2, Class 3 and Class 4 shares of the Treasury Fund or any other fee/expense reduction to any share class of the Fund. These contractual arrangements have a one-year term and are renewable.

This example does not take into account the annual account fee charged by Merrill Lynch to subscribers in the WCMA service or other Merrill Lynch business account programs. See the relevant service account agreement and program description for details.

Yield Information

The yield on a Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. Each Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain each Fund’s current 7-day yield, call 1-800-441-7762.

Details About Each Fund

ABOUT THE WCMA MONEY FUND PORTFOLIO MANAGERS

The Money Fund is managed by a team of financial professionals led by Thomas Kolimago, CFA.

ABOUT THE MANAGER AND SUB-ADVISERS

The Funds are managed by the Manager. The Tax-Exempt Fund is sub-advised by BlackRock Investment Management, LLC and each of the other Funds is sub-advised by BlackRock Institutional Management Corporation. As used in this prospectus, the terms “BlackRock” and “Manager” include, where applicable, each Fund’s sub-adviser.

How Each Fund Invests

WCMA Money Fund

The Money Fund seeks current income, preservation of capital, and liquidity.

Outlined below are the main strategies the Money Fund uses in seeking to achieve its objectives.

The Fund tries to achieve its objectives by investing in a diversified portfolio of U.S. dollar denominated short term securities that mature or reset to a new interest rate within 13 months. The Fund’s dollar-weighted average maturity will not exceed 90 days.

Other than U.S. government and certain U.S. government agency securities and certain securities issued by U.S. Government sponsored enterprises or instrumentalities, the Money Fund invests only in short term securities that have one of the two highest short term ratings from a nationally recognized rating agency or unrated instruments that Fund management determines, pursuant to authority delegated by the Board of Trustees, are of similar credit quality. Certain short term securities are entitled to the benefit of guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

Fund management will vary the types of short term securities in the Fund’s portfolio, as well as the Fund’s average maturity. Fund management decides which securities to buy and sell based on its assessment of the relative value of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur among similar kinds of securities.

Among the short term securities or issuers the Money Fund may buy are:

U.S. Government Securities — Debt securities issued by and/or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the United States.

U.S. Government Agency Securities — Debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, that are not direct obligations of the U.S. Government. These securities may not be backed by the full faith and credit of the United States.

■	Eurodollar — obligations issued by foreign branches or subsidiaries of U.S. banks.

■	Yankeedollar — obligations issued by U.S. branches or subsidiaries of foreign banks.

■

Asset-Backed Securities — debt securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

U.S. Government Agencies — entities that are part of or sponsored by the Federal government, such as the Government National Mortgage Association, the Tennessee Valley Authority or the Federal Housing Administration.

U.S. Government Sponsored Enterprises — private corporations sponsored by the Federal government that have the legal status of government agencies, such as the Federal Home Loan Mortgage Association, the Student Loan Marketing Association or the Federal National Mortgage Association. Securities issued by these entities are generally not supported by the full faith and credit of the United States.

U.S. Government Instrumentalities — supranational entities sponsored by the U.S. and other governments, such as the World Bank or the Inter-American Development Bank.

Bank Money Instruments — Obligations of commercial banks or other depository institutions, such as certificates of deposit, bankers’ acceptances, bank notes and time deposits. The Money Fund may invest only in obligations of savings banks and savings and loan associations organized and operating in the United States. The obligations of commercial banks may be Eurodollar obligations or Yankeedollar obligations. The Fund may invest in Eurodollar obligations only if they, by their terms, are general obligations of the U.S. parent bank. The Fund also may invest up to 25% of its total assets in bank money instruments issued by foreign depository institutions and their foreign branches and subsidiaries.

Commercial Paper — Obligations, usually of nine months or less, issued by corporations, securities firms and other businesses for short term funding.

Short Term Obligations — Corporate or foreign government debt and asset-backed securities with a period of 397 days or less remaining to maturity.

Floating Rate Obligations — Obligations of government agencies, corporations, depository institutions or other issuers that periodically or automatically reset their interest rate to reflect a current market rate, such as the Federal Funds rate or a bank’s prime rate, or the level of an interest rate index, such as LIBOR (a well-known short-term interest rate index).

Insurance Company Obligations — Short-term funding agreements and guaranteed insurance contracts with fixed or floating interest rates.

Master Notes — Variable principal amount demand instruments issued by securities firms and other corporate issuers.

Repurchase Agreements; Purchase and Sale Contracts — The Money Fund may enter into certain types of repurchase agreements or purchase and sale contracts. In a repurchase agreement the Money Fund buys a security from another party, which agrees to buy it back at an agreed upon time and price. The Money Fund may invest in repurchase agreements involving the money market securities described above. Purchase and sale contracts are similar to repurchase agreements, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.

Other Strategies. In addition to the main strategies outlined above, the Money Fund may also use certain other investment strategies.

Other Eligible Investments — Other money market instruments permitted by SEC rules governing money market funds.

Reverse Repurchase Agreements — In a reverse repurchase agreement, the Money Fund sells a security to another party and agrees to buy it back at a specific time and price. The Fund may engage in reverse repurchase agreements involving the securities described above.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — The Money Fund may buy or sell money market securities on a when issued, delayed delivery or forward commitment basis. In these transactions, the Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

The Fund may invest up to 10% of its net assets in illiquid securities.

The Fund may also lend its portfolio securities.

ABOUT THE WCMA GOVERNMENT SECURITIES FUND PORTFOLIO MANAGER

The Government Securities Fund is managed by a team of financial professionals led by John Ng.

WCMA Government Securities Fund

The Government Fund seeks preservation of capital, current income and liquidity.

Outlined below are the main strategies the Government Fund uses in seeking to achieve its objectives.

The Fund tries to achieve its objectives by investing in a diversified portfolio of short term securities that are direct U.S. Government obligations. This policy is a non-fundamental policy of Government Fund and may not be changed without 60 days prior notice to shareholders. The Fund also enters into repurchase agreements with banks and securities dealers that involve direct obligations of the U.S. Government.

In seeking to achieve the Government Fund’s objectives, Fund management varies the kinds of short term U.S. Government securities held in the Fund’s portfolio as well as its average maturity. Fund management decides which securities to buy and sell, as well as whether to enter into repurchase agreements, based on its assessment of their relative values and future interest rates.

The Fund may invest only in short term U.S. Government securities that are issued or guaranteed by U.S. Government entities and are backed by the full faith and credit of the United States, such as:

■	U.S. Treasury obligations

■	U.S. Government agency securities

■	Variable rate U.S. Government agency obligations, which have interest rates that reset periodically prior to maturity based on a specific index or interest rate

■	Deposit receipts, which represent interests in component parts of U.S. Treasury bonds or other U.S. Government or U.S. Government agency securities

The Government Fund may invest in short term U.S. Government securities with maturities of up to 397 days (13 months). The Fund’s dollar-weighted average maturity will not exceed 90 days.

The Fund also may enter into repurchase agreements involving U.S. Government securities described above. The Fund also may invest in the U.S. Government securities described above pursuant to purchase and sale contracts.

Other Strategies. In addition to the main strategies outlined above, the Government Fund may also use certain other investment strategies.

The Fund may buy and sell U.S. Government securities on a when issued, delayed delivery or forward commitment basis. In these transactions, the Fund buys or sells a security at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

ABOUT THE WCMA TAX-EXEMPT FUND PORTFOLIO MANAGER

The Tax-Exempt Fund is managed by a team of financial professionals led by William Henderson.

WCMA Tax-Exempt Fund

The Tax-Exempt Fund seeks current income exempt from Federal income tax, preservation of capital and liquidity.

Outlined below are the main strategies the Tax-Exempt Fund uses in seeking to achieve its objectives.

The Fund tries to achieve its objectives by investing in a diversified portfolio of short term tax-exempt securities. Under normal circumstances, the Fund invests at least 80% of its assets in short term tax-exempt securities or so that at least 80% of the income it distributes will be exempt from Federal income tax (including the alternative minimum tax).

The securities in which the Fund invests mature or reset to a new interest rate within 13 months. Certain short term tax-exempt securities have maturities longer than 13 months, but give the Fund the right to demand payment from a financial institution within that period. The Fund treats these securities as having a maturity of 13 months or less. The Fund’s dollar-weighted average maturity will not exceed 90 days.

The Tax-Exempt Fund only invests in short term tax-exempt securities that have one of the two highest ratings from a nationally recognized rating agency or unrated securities that Fund management determines, pursuant to authority delegated by the Board of Trustees, are of similar credit quality. Certain short term tax-exempt securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

Fund management will seek to keep its assets fully invested to maximize the yield on the Fund’s portfolio. There may be times, however, when the Fund has uninvested cash, which will reduce its yield.

Fund management will vary the types of short term tax-exempt securities in the Fund’s portfolio, as well as its average maturity. Fund management decides which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur between similar kinds of securities.

The Tax-Exempt Fund does not presently intend to invest more than 25% of its assets in short term tax-exempt securities of issuers located in a single state.

Among the short term tax-exempt securities the Tax-Exempt Fund may buy are:

Tax-Exempt Notes — short term tax-exempt securities often used to provide interim financing in anticipation of tax collection, bond sales or other revenues.

Tax-Exempt Commercial Paper — short term unsecured promissory notes used to finance general short term credit needs.

Tax-Exempt Bonds — long term tax-exempt securities. The Tax-Exempt Fund will only invest in long term debt obligations that have remaining maturities of 397 days or less or that the Fund has a contractual right to sell (put) periodically or on demand within that time.

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term tax-exempt bond with a right to demand payment periodically or on notice. The Tax-Exempt Fund also may buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. The Fund will not invest more than 20% of its total assets in participation interests in variable rate demand obligations.

The Tax-Exempt Fund will not invest in taxable securities, except that it may invest up to 20% of its assets in certain tax-exempt bonds, known as “private activity bonds,” that may subject certain investors to a Federal alternative minimum tax.

Other Strategies. In addition to the main strategies outlined above, the Tax-Exempt Fund may also use certain other investment strategies.

The Fund may invest up to 10% of its net assets in illiquid securities.

When Issued Securities and Delayed Delivery Securities — The Tax-Exempt Fund may buy or sell short term tax-exempt securities on a when issued or delayed delivery basis. In these transactions, the Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

The Tax-Exempt Fund’s portfolio represents a significant percentage of the market in short term tax-exempt securities. A shortage of available high quality short term tax-exempt securities will affect the yield on the Fund’s portfolio. The Tax-Exempt Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares would not be in the best interest of the Fund’s shareholders.

Short Term Tax-Exempt Derivatives — A variety of securities that generally represent the Fund’s ownership interest in one or more tax-exempt bonds held by a trust or partnership coupled with a contractual right to sell (put) that interest to a financial institution, periodically or on demand, for a price equal to face value. Income on the underlying tax-exempt bonds is “passed through” the trust or partnership to the Tax-Exempt Fund and other institutions that have an ownership interest. Depending on the particular security, the Fund may receive pass-through income at a fixed interest rate or a floating money market interest rate.

Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for the payment of the lease obligations, the lease obligation is secured by leased property. It may be difficult, however, to sell the property and the proceeds of sale might not cover the Fund’s loss.

ABOUT THE WCMA TREASURY FUND PORTFOLIO MANAGER

The Treasury Fund is managed by a team of financial professionals led by John Ng.

WCMA Treasury Fund

The Treasury Fund seeks preservation of capital, liquidity and current income.

Outlined below are the main strategies the Treasury Fund uses in seeking to achieve its objectives.

The Fund tries to achieve its objectives by investing exclusively in a diversified portfolio of short term marketable securities that are direct obligations of the U.S. Treasury. This policy is a non-fundamental policy of the Treasury Fund and may not be changed without at least 60 days prior notice to shareholders.

The Fund may invest in short term U.S. Treasury securities with maturities of up to 397 days (13 months). The Fund’s dollar-weighted average maturity will not exceed 90 days.

In seeking to achieve the Treasury Fund’s objectives, management varies the kinds of short term U.S. Treasury securities held in the Fund’s portfolio and its average maturity. Fund management decides which U.S. Treasury securities to buy and sell based on its assessment of their relative values and future interest rates.

Other Strategies. In addition to the main strategies outlined above, the Treasury Fund may also use certain other investment strategies.

The Fund may buy or sell U.S. Treasury securities on a when issued, delayed delivery or a forward commitment basis. In these transactions, the Fund buys or sells a security at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than the purchase or sale price.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. As with any fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Funds:

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. While each Fund invests only in money market securities of highly rated issuers, those issuers may still default on their obligations.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Funds.

Selection Risk — Selection risk is the risk that the securities that Fund management selects will underperform securities selected by other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Share Reduction Risk — In order to maintain a constant net asset value of $1.00 per share, each Fund may reduce the number of shares held by its shareholders.

Income Risk — A Fund’s yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Repurchase Agreement and Purchase and Sale Contract Risk — The Money Fund and Government Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Foreign Securities Risk — The Money Fund may invest in U.S. dollar denominated money market instruments and other U.S. dollar denominated short term debt obligations issued by foreign banks and similar institutions. Although the Fund will invest in these securities only if Fund management determines they are of comparable quality to the Fund’s U.S. investments, investing in securities of foreign issuers involves some additional risks that can increase the chances that the Money Fund will lose money. These risks include the possibly higher costs of foreign investing, the possibility of adverse political, economic or other developments, and the often smaller size of foreign markets, which may make it difficult for the Fund to buy and sell securities in those markets. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

The Funds may also be subject to certain other risks associated with their investments and investment strategies, including:

When Issued and Delayed Delivery Securities and Forward Commitment Risk — A Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Borrowing Risk — Each Fund may borrow only to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing money may reduce a Fund’s return.

Securities Lending Risk — The Money Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral, including the value of investments made with cash collateral, falls. These events could trigger adverse tax consequences for the Fund.

Reverse Repurchase Agreement Risk — The Money Fund may enter into reverse repurchase agreement transactions with financial institutions. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party to the agreement may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund.

Illiquid Securities Risk — A Fund may invest up to 10% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Taxability Risk — The Tax-Exempt Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Tax-Exempt Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Tax-Exempt Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or may otherwise prevent the Tax-Exempt Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Tax-Exempt Fund.

Variable Rate Demand Obligations and Municipal Derivatives Risk — When the Tax-Exempt Fund invests in variable rate demand obligations or short term municipal derivatives, it assumes credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Funds invest only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

Insurance Risk — The Tax-Exempt Fund may purchase municipal securities that are secured by insurance. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The insurance feature of a municipal security is intended to support the full payment of principal and interest through the life of an insured obligation, but such support is dependent upon the solvency or claims paying ability of the insurer.

Short Term Tax-Exempt Derivatives Risk — Short term tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term tax-exempt securities. These issues might be resolved in a manner adverse to the Tax-Exempt Fund.

Municipal Lease Obligations Risk — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Tax-Exempt Fund’s loss.

Statement of Additional Information

If you would like further information about the Funds, including how each invests, please see the Statement of Additional Information.

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information.

Merrill Lynch WCMA Financial Service

The WCMA service includes a WCMA account, which is a Merrill Lynch cash securities or margin securities account designed for small to medium sized businesses. The WCMA account is linked to certain money market funds, a card/check account, and may be paired with an optional commercial line of credit or reducing revolver and/or other cash management services. WCMA service subscribers are charged an annual account fee and may also be subject to applicable subaccount fees, and certain transaction fees, optional services fees, and/or miscellaneous fees depending upon the account activities, features and services selected.

Automatic investment of available cash balances in WCMA accounts into certain money market funds is a feature of the WCMA service commonly known as the “Sweep.” Generally, available cash balances held in WCMA accounts may be “swept” into shares of WCMA Money Fund, WCMA Government Securities Fund, WCMA Tax-Exempt Fund or WCMA Treasury Fund (collectively referred to in this prospectus as the “Funds” or the “WCMA Funds”) or certain other money market funds.

The WCMA service is offered by Merrill Lynch (not the Funds). This Prospectus provides information concerning the Funds but is not intended to provide detailed information concerning the WCMA service. If you want more information about the WCMA service, applicable terms and conditions and associated fees, please review the Business Investor Account SM (BIASM) Financial Service and Working Capital Management Account ® (WCMA®) Financial Service Account Agreement and Program Description Booklet.

Shares of each Fund may also be offered to investors in certain other Merrill Lynch business account programs, including the Business Investor Account SM, which has different sweep features and annual participation fees. For more information about other Merrill Lynch business account programs, see the relevant program’s account documents provided to investors in that program.

The WCMA Funds are the four money market funds whose shares are offered to certain WCMA service subscribers or investors in certain other Merrill Lynch business account programs. Each Fund is a money market fund that seeks current income, preservation of capital and liquidity available from investing in short term securities. Each Fund has its own goals, investment strategies and risks. We cannot guarantee that any Fund will achieve its objectives.

Your Account

WCMA Multiple Class Structure

Each Fund offers four classes of shares, each with its own ongoing fees, expenses and other features. Each share class represents an ownership interest in the investment portfolio of the corresponding Fund.

Investors must be eligible to own a particular class of shares. With certain exceptions, a new WCMA service subscriber account or other business account program is eligible to purchase and hold only Class 1 shares for an initial period not exceeding one month. Such period begins on the date the account is activated to purchase the Funds and ends on the first business day of the next month. Thereafter, the share class that an investor will be eligible to purchase or hold will be determined based on the investor’s tier assignment within the relevant service on each valuation date, which means at the end of the day on the last business day of every week, an account value will be calculated for each account and at the end of the month, these weekly values will be used to determine the average weekly account value. Tier assignment is based on the average weekly value of a subscriber’s service relationship. A subscriber’s average weekly service relationship value is currently determined by Merrill Lynch based on the average weekly asset balance of investments, cash, money funds, and/or maximum committed loan amounts held in the subscriber’s WCMA account, together with certain other factors, at the valuation date. If you want more information about the WCMA service or other business account program and tier assignment, please review the Business Investor AccountSM (BIASM) Financial Service and Working Capital Management Account® (WCMA®) Financial Service Account Agreement and Program Description Booklet. Your Merrill Lynch Financial Advisor can help explain the WCMA tier for which you qualify and the share class that you are currently eligible to own.

Notwithstanding the value of a subscriber’s service relationship, a new or existing service subscriber who has either a commercial line of credit or a reducing revolver will be eligible to purchase and own only Class 3 shares of each Fund. In addition, accounts in an Investment Advisory Service, which means one of the managed money services (discretionary or nondiscretionary) made available from time to time by or through Merrill Lynch or an affiliated company, are eligible to own Class 4 shares of each Fund.

On each monthly valuation date, your WCMA service or other business program account relationship will be valued to determine to which WCMA tier your service account is assigned and, therefore, which class of shares of the Funds you are then eligible to own. If your tier assignment has changed, and as a result you are entitled to hold a different share class than you currently own, Fund shares in your account will convert automatically to the class you are then eligible to own on the first business day of the next month. This automatic monthly conversion will be made at net asset value of the two classes on the valuation date, without imposition of a transaction charge or exchange fee or loss of dividends, and will not be a taxable event for Federal income tax purposes. Beginning with the first day of each month, you will hold the class of shares that you are then eligible to own for such month, and any new shares that you acquire during such month, whether through the automatic sweep feature, manual purchases or dividend reinvestment, will be shares of the new class until the first business day of the next month.

In addition, shares purchased through reinvestment of dividends on the class held before the valuation date also will convert automatically to the different share class. The conversion of shares may be modified for investors that participate in certain fee based programs as described in the relevant service account agreement and program description.

The Funds’ shares are distributed by Merrill Lynch, an affiliate of the Manager.

The tables below summarize the key features of the WCMA Funds’ multiple class structure.

For subscribers in the WCMA service who do not have either a commercial line of credit or a reducing revolver:

	Class 1	Class 2	Class 3	Class 4
Who is Eligible to Own?(a)	Limited to tier 1 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be less than $100,000.	Limited to tier 2 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be $100,000 to $999,999.	Limited to tier 3 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be $1 million to $9,999,999.	Limited to certain eligible investors, including tier 4 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be $10 million or more.
Automatic Conversion to Another Class of the Fund?	Yes. When your WCMA service relationship value is determined to be $100,000 or more.	Yes. When your WCMA service relationship value is determined to be either greater than $999,999 or less than $100,000.	Yes. When your WCMA service relationship value is determined to be either greater than $9,999,999 or less than $1 million.	Yes. When your WCMA service relationship value is determined to be less than $10 million.
Service and Distribution Fees	0.25% Annual Service Fee 0.75% Annual Distribution Fee.	0.25% Annual Service Fee 0.43% Annual Distribution Fee.	0.25% Annual Service Fee 0.13% Annual Distribution Fee.	0.25% Annual Service Fee 0.13% Annual Distribution Fee.

(a)	Each new subscriber account is eligible to purchase and hold only Class 1 shares for an initial period not exceeding one month. Such period begins on the account activation date and ends on the next conversion date.

For subscribers in the WCMA service who have either a commercial line of credit or a reducing revolver:

	Class 1	Class 2	Class 3	Class 4
Who Is Eligible to Own?	Not available.	Not available.	All investors.	Not available.
Automatic Conversion to Another Class of the Fund?	Not available.	Not available.	No.	Not available.
Service and Distribution Fees	Not available.	Not available.	0.25% Annual Service Fee 0.13% Annual Distribution Fee.	Not available.

Class 1, Class 2, Class 3 and Class 4 Shares

Each class pays distribution and service fees each year, as described in the chart above. The distribution and service fees are payable under distribution plans that each Fund has adopted under Rule 12b-1.

Merrill Lynch uses the money that it receives from the service and distribution fees to cover the costs of shareholder servicing activities, account maintenance, administration, marketing, advertising and compensating the Merrill Lynch Financial Advisor who assists you in purchasing Fund shares.

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares of each Fund through Merrill Lynch. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, each Fund may redeem the shares in your account if the net asset value of your account falls below $1,000 due to redemptions. You will be notified that the value of your account is less than $1,000 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $1,000 before such Fund takes any action.

If You Want to	Your Choices	Information Important for You to Know
Buy Shares	Determine the share class that you are eligible to own	Refer to the tables on page 33. Be sure to read this entire prospectus carefully.
	Determine the amount of your investment	There is no minimum initial investment for a Fund’s shares, but the minimum for the WCMA service and other business account program is $20,000 in cash and/or securities.
	Have cash balances from your account automatically invested in shares of the Fund designated as your primary money account	The delay with respect to automatic investment of cash balances in your account in shares of a designated Fund is determined by your tier. For further information regarding the timing of sweeps for each tier, consult your Merrill Lynch Financial Advisor and/or the WCMA service and other business account program account agreement and program description.
Have your Merrill Lynch Financial Advisor submit your purchase order

You may make manual investments of $1,000 or more in any WCMA Fund not designated as your primary money account.

Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations.

Manual purchases of $1,000,000 or more can be made effective on the same day the order is placed, provided certain requirements are met.

Purchase requests received by any WCMA Fund will receive the net asset value per share next computed after receipt of the purchase request by the Fund.

Each WCMA Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of the Fund at any time for any reason. Merrill Lynch reserves the right to terminate a subscriber’s participation in the WCMA service or other business account program at any time for any reason.

When purchasing shares, you will be subject to the applicable annual account fee. To receive all the services available as a WCMA service or other business account program subscriber, you must complete the account opening process, including completing or supplying requested documentation.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.
	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested in the form of additional shares at net asset value.
Transfer Investment to Another Securities Dealer	Redeem shares and reinvest	If you no longer maintain a WCMA service or other business account program account at Merrill Lynch, your shares will be automatically redeemed. Shareholders maintaining accounts with dealers other than Merrill Lynch are not entitled to invest in the WCMA Funds or to the other services available to WCMA service or other business account program subscribers.

If You Want to	Your Choices	Information Important for You to Know
Sell Your Shares	Automatic redemption	Each Fund has instituted an automatic redemption procedure for WCMA service or other business account program subscribers who previously elected to have cash balances in their accounts automatically invested in shares of a designated WCMA Fund. For these subscribers, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to satisfy debit balances in the account created by (i) securities transactions therein, (ii) Visa® card purchases, cash advances or checks written against the account or (iii) electronic fund transfers or other debits. Each account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any cash balances in the account to these debits, shares of the Fund designated as the primary money account and, to the extent necessary, shares of other WCMA Funds or money accounts will be redeemed at net asset value at 12 noon Eastern time pricing to satisfy remaining debits.
	Ask your Merrill Lynch Financial Advisor to arrange for cash to be made available to you	Merrill Lynch will satisfy requests for cash by wiring cash to your bank account or arranging for your Merrill Lynch Financial Advisor to provide you with a check. Redemption requests should not be sent to the Fund or its Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. Any required shareholder signatures must be guaranteed (e.g., by a bank or a broker). Redemptions of Fund shares will be confirmed to WCMA service or other business account program subscribers (rounded to the nearest share) in their monthly transaction statements.

Short-Term Trading

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board of Trustees has evaluated the risks of market timing activities by each Fund’s shareholders and has determined that due to (i) each Fund’s policy of seeking to maintain the Fund’s net asset value per share at $1.00 each day, (ii) the nature of each Fund’s portfolio holdings, and (iii) the nature of each Fund’s shareholders, it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time a Fund by shareholders would result in a negative impact to the Fund or its shareholders. As a result, the Boards of Trustees have not adopted policies and procedures to deter short-term trading in the Funds.

Anti-Money Laundering Requirements

Each Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, each Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Distribution and Service Plans

Each Fund has adopted plans (the “Plans”) that allow the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act of 1940, as amended, and shareholder servicing fees for certain services provided to its shareholders.

Under each Plan, each class of each Fund’s shares pays a fee (“distribution fee”) to the Distributor and/or affiliates of The PNC Financial Services Group, Inc. (“PNC”) or Merrill Lynch & Co., Inc. (including BlackRock) for distribution and sales support services. The distribution fee may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC or Merrill Lynch & Co., Inc. (including BlackRock) for sales support services provided in connection with the sale of shares. The distribution fee may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch & Co., Inc. and their affiliates) (“Service Organizations”) for sales support services and related expenses. Each class of each Fund’s shares pays a maximum distribution fee per year that is a percentage of the average daily net asset value of the Fund attributable to such shares.

Under the Plans, each Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Class 1, Class 2, Class 3 or Class 4 shares in return for these fees. Each Fund may pay a shareholder servicing fee per year that is a percentage of the average daily net asset value of each class of shares of the Fund. All Fund shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own a class of a Fund’s shares:

(1) Responding to customer questions on the services performed by the Service Organization and investments in Fund shares;

(2) Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3) Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a Fund’s shares.

Because the fees paid by a Fund’s shares under the Plans are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plans, including a complete list of services provided thereunder, see the Statement of Additional Information.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to a Plan and fees the Fund pays to its transfer agent, each Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations

IMPORTANT DEFINITIONS

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

for the sale and distribution of shares of a Fund. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Service Organization for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates.

How Shares are Priced

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. The amortized cost method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by a Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value at 12 noon Eastern time on each business day the New York Stock Exchange (the “Exchange”) or New York banks are open immediately after the daily declaration of dividends. Both the Exchange and New York banks are closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal Funds become available to a Fund.

Dividends and Taxes

Each Fund will distribute dividends of net investment income, if any, daily and net realized capital gains, if any, at least annually. Income dividends are reinvested daily and capital gains dividends are reinvested at least annually in the form of additional shares at net asset value. You will begin accruing dividends on the day following the date your purchase becomes effective. In most cases, shareholders will receive statements monthly about such reinvestments. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. The Money Fund, Government Fund and Treasury Fund intend to make distributions most of which will be taxed as ordinary income, although each Fund may distribute capital gains as well. The Tax-Exempt Fund intends to make distributions most of which will be excludable from gross income for Federal income tax purposes, but it may also distribute taxable capital gains.

You will pay tax on ordinary income dividends from a Fund whether you receive them in cash or additional shares. If you redeem shares of a Fund or exchange them for shares of another fund, you generally will be treated as having sold your shares, and any gain on the transaction may be subject to tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. However, to the extent a Fund’s distributions are derived from income on debt securities and short term capital gains, such distributions will generally not be eligible for taxation at the reduced rate. Generally, within 60 days after the end of a Fund’s taxable year, you will be informed of the amount of capital gain dividends you received that year. Capital gain dividends are taxable to you for Federal income tax purposes as long-term capital gains, regardless of how long you held your shares.

If the value of assets held by a Fund declines, the Trustees may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of your eliminated shares would be added to the basis of your remaining Fund shares, and you could recognize a capital loss if you disposed of your shares at that time. Dividends of ordinary income and capital gains, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in your account has been reduced as described above.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short term gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, your dividends will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

The Tax-Exempt Fund will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes. To the extent that the dividends distributed by the Tax-Exempt Fund are from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to the Tax-Exempt Fund’s investments in private activity bonds.

There is a possibility that events occurring after the date of issuance of a security, or after the Tax-Exempt Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by Tax-Exempt Fund shareholders to be taxable to those shareholders in the year of receipt.

Generally, within 60 days after the end of the Tax-Exempt Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable to you, for Federal income tax purposes, as long term capital gains, regardless of how long you have held your shares.

This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It also refers to certain general state tax consequences of investing in the Tax-Exempt Fund. It does not address the specific potential state and/or local tax consequences of your investment and is not a substitute for personal tax advice. Consult your tax adviser about the potential tax consequences of an investment in each Fund under all applicable tax laws.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on each Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semiannual reports and prospectuses by enrolling in each Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1. Access the BlackRock website at http://www.blackrock.com/edelivery

2. Log into your account

Management of the Funds

Delivery of Shareholder Documents

Each Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the applicable Fund at 1-800-441-7762.

BlackRock Advisors, LLC

BlackRock Advisors, LLC, the Manager for Money LLC, Government LLC, Tax-Exempt LLC and Treasury LLC (each, a “Master LLC” and collectively, the “Master LLCs”), manages each Fund’s investments and its business operations subject to the oversight of each Fund’s Board of Trustees and the Board of Directors of the Master LLCs. While the Manager is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. The Manager is an indirect, wholly owned subsidiary of BlackRock, Inc.

The Manager is responsible for making all investment decisions for each Master LLC. Each Master LLC pays the Manager a fee at the annual rate of 0.250% of that Master LLC’s average daily net assets not exceeding $500 million; 0.175% of the average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.125% of the average daily net assets exceeding $1 billion.

The Manager, on behalf of Money LLC, Government LLC and Treasury LLC, has a sub-advisory agreement with BlackRock Institutional Management Corporation (“BIMC”), an affiliate, pursuant to which BIMC is responsible for the day-to-day management of each such Master LLC’s portfolio. The Manager, on behalf of Tax-Exempt LLC, has a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate, pursuant to which BIM is responsible for the day-to-day management of Tax-Exempt LLC’s portfolio. With respect to each Master LLC, the Manager pays BIMC or BIM, as applicable, for the services it provides, a monthly fee at an annual rate equal to a percentage of the management fee the Manager receives from that Master LLC.

For the fiscal year ended March 31, 2008, the Manager received management fees from each Master LLC at the following annual rate:

Fund	Paid to the Manager
Money LLC	0.129%
Government LLC	0.207%
Tax-Exempt LLC	0.133%
Treasury LLC	0.181%

A discussion of the basis for each Fund’s Board of Trustees’ and each Master LLC’s Board of Directors’ approval of each management agreement with the Manager and each sub-advisory agreement between the Manager and BIMC and BIM is included in each Fund’s semi-annual shareholder report for the fiscal period ended September 30, 2006.

BlackRock Advisors, LLC also acts as each Fund’s Administrator. Each Fund pays BlackRock Advisors, LLC, as the Administrator, an administration fee at the annual rate of 0.25% of the average daily net assets of that Fund.

The Manager was organized in 1994 to perform advisory services for investment companies. BIMC is a registered investment adviser organized in 1977. BIM is a registered investment adviser and a commodity pool operator organized in 1999. The Manager and its affiliates had approximately $1.428 trillion in investment company and other portfolio assets under management as of June 30, 2008.

From time to time, a manager, analyst, or other employee of the Manager or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Manager or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and the Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for each Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a Fund.

Conflicts of Interest

The investment activities of the Manager and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage a Fund and its shareholders. The Manager and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Fund. The Manager and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and/or principal, and have other direct and indirect interests, in securities and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that a Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of a Fund and/or that engage in and compete for transactions in the same types of securities and other instruments as the Funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate having positions that are adverse to those of a Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with a Fund. As a result, an Affiliate may compete with a Fund for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, a Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or an Affiliate-advised client may adversely impact a Fund. Transactions by one or more Affiliate-advised clients or the Manager may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund. A Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. A Fund also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend a Fund or who engage in transactions with or for a Fund and may receive compensation for such services. A Fund may also make brokerage and other payments to an Affiliate in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Money Fund’s Board of Trustees, the Money Fund has retained an Affiliate of the Manager to serve as the securities lending agent for the Money Fund to the extent that the Money Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Money Fund, including a fee based on the returns earned on the Money Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Money Fund may lend its portfolio securities under the securities lending program.

The activities of the Manager and its Affiliates may give rise to other conflicts of interest that could disadvantage a Fund and its shareholders. The Manager has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

Master/Feeder Structure

Each of the Money Fund, the Government Fund, the Tax-Exempt Fund and the Treasury Fund is a “feeder” fund that invests all of its assets in the Money LLC, the Government LLC, the Tax-Exempt LLC or the Treasury LLC, respectively. Investors in a Fund will acquire an indirect interest in its corresponding Master LLC.

Each Master LLC may accept investments from other feeder funds, and all the feeder funds of a Master LLC bear that Master LLC’s expenses in proportion to their assets. This structure may enable each Fund to reduce costs through economies of scale. If a Master LLC has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from that Master LLC from different feeder funds may offset each other and produce a lower net cash flow.

However, each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions. This means that one feeder fund could offer access to a Master LLC on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same Master LLC. Information about other feeders, if any, is available by calling 1-800-441-7762.

Whenever a Master LLC holds a vote of its feeder funds, each Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a Fund over the operations of a Master LLC.

A Fund may withdraw from a Master LLC at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to directly manage the Fund’s assets.

Financial Highlights

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose reports, along with each Fund’s financial statements, are included in each Fund’s Annual Report, which is available upon request.

	WCMA Money Fund
	Class 1
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0360	0.0371	0.0224	0.0043	0.0003
Net realized and unrealized gain (loss)	0.0003	0.0007	(0.0008)	(0.0011)	0.0005
Net increase from investment operations	0.0363	0.0378	0.0216	0.0032	0.0008
Dividends and distributions from:
Net investment income	(0.0360)	(0.0371)	(0.0224)	(0.0043)	(0.0003)
Net realized gain	—	— (b)	— (b)	— (b)	(0.0001)
Total dividends and distributions	(0.0360)	(0.0371)	(0.0224)	(0.0043)	(0.0004)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	3.66%	3.76%	2.26%	0.44%	0.04%
Ratios to Average Net Assets(c)
Total expenses after waiver	1.53%	1.48%	1.47%	1.35%	1.12%
Total expenses	1.53%	1.48%	1.47%	1.47%	1.49%
Net investment income and net realized gain (loss)	3.58%	3.71%	2.23%	0.43%	0.04%
Supplemental Data
Net assets, end of year (000)	$628,647	$670,067	$861,336	$869,839	$927,790

	WCMA Money Fund
	Class 2
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0423	0.0427	0.0281	0.0088	0.0024
Net realized and unrealized gain (loss)	0.0002	— (a)	(0.0008)	(0.0011)	0.0006
Net increase from investment operations	0.0425	0.0427	0.0273	0.0077	0.0030
Dividends and distributions from:
Net investment income	(0.0423)	(0.0427)	(0.0281)	(0.0088)	(0.0024)
Net realized gain	—	— (b)	— (b)	— (b)	(0.0001)
Total dividends and distributions	(0.0423)	(0.0427)	(0.0281)	(0.0088)	(0.0025)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	4.31%	4.34%	2.85%	0.89%	0.25%
Ratios to Average Net Assets(c)
Total expenses after waiver	0.90%	0.91%	0.89%	0.91%	0.91%
Total expenses	1.17%	1.16%	1.15%	1.15%	1.17%
Net investment income and net realized gain (loss)	4.21%	4.28%	2.80%	0.87%	0.24%
Supplemental Data
Net assets, end of year (000)	$2,380,485	$2,365,274	$2,538,640	$2,723,114	$3,041,555

(a)	Amount is less than $0.0001 per share.
(b)	Amount is less than $(0.0001) per share.
(c)	Includes the Fund’s share of the Money LLC’s allocated expenses and/or net investment income and net realized gain (loss).

	WCMA Money Fund
	Class 3
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0455	0.0460	0.0314	0.0120	0.0056
Net realized and unrealized gain (loss)	0.0002	— (a)	(0.0008)	(0.0011)	0.0006
Net increase from investment operations	0.0457	0.0460	0.0306	0.0109	0.0062
Dividends and distributions from:
Net investment income	(0.0455)	(0.0460)	(0.0314)	(0.0120)	(0.0056)
Net realized gain	—	— (b)	— (b)	— (b)	(0.0001)
Total dividends and distributions	(0.0455)	(0.0460)	(0.0314)	(0.0120)	(0.0057)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	4.65%	4.68%	3.18%	1.21%	0.57%
Ratios to Average Net Assets(c)
Total expenses after waiver	0.58%	0.59%	0.57%	0.58%	0.59%
Total expenses	0.86%	0.86%	0.85%	0.85%	0.87%
Net investment income and net realized gain (loss)	4.52%	4.61%	3.13%	1.20%	0.57%
Supplemental Data
Net assets, end of year (000)	$3,185,573	$2,969,368	$2,921,499	$3,032,612	$3,337,395

	WCMA Money Fund
	Class 4
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0455	0.0460	0.0314	0.0120	0.0056
Net realized and unrealized gain (loss)	— (a)	— (a)	(0.0009)	(0.0011)	0.0005
Net increase from investment operations	0.0455	0.0460	0.0305	0.0109	0.0061
Dividends and distributions from:
Net investment income	(0.0455)	(0.0460)	(0.0314)	(0.0120)	(0.0056)
Net realized gain	—	— (b)	— (b)	— (b)	(0.0001)
Total dividends and distributions	(0.0455)	(0.0460)	(0.0314)	(0.0120)	(0.0057)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	4.65%	4.68%	3.18%	1.21%	0.57%
Ratios to Average Net Assets(c)
Total expenses after waiver	0.58%	0.59%	0.57%	0.58%	0.59%
Total expenses	0.85%	0.85%	0.84%	0.84%	0.87%
Net investment income and net realized gain (loss)	4.48%	4.63%	3.15%	1.22%	0.57%
Supplemental Data
Net assets, end of year (000)	$2,060,455	$1,580,707	$971,495	$1,058,434	$1,115,330

(a)	Amount is less than $0.0001 per share.
(b)	Amount is less than $(0.0001) per share.
(c)	Includes the Fund’s share of the Money LLC’s allocated expenses and/or net investment income and net realized gain (loss).

	WCMA Government Securities Fund
	Class 1
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0274	0.0351	0.0199	0.0027	0.0004
Net realized and unrealized gain (loss)	0.0013	0.0003	0.0001	(0.0012)	(0.0002)
Net increase from investment operations	0.0287	0.0354	0.0200	0.0015	0.0002
Dividends and distributions from:
Net investment income	(0.0274)	(0.0351)	(0.0199)	(0.0027)	(0.0004)
Net realized gain	—	— (a)	— (a)	— (a)	(0.0001)
Total dividends and distributions	(0.0274)	(0.0351)	(0.0199)	(0.0027)	(0.0005)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	2.77%	3.55%	2.01%	0.27%	0.05%
Ratios to Average Net Assets(b)
Total expenses after waiver	1.62%	1.59%	1.59%	1.41%	1.09%
Total expenses	1.62%	1.59%	1.59%	1.60%	1.58%
Net investment income and net realized gain	2.68%	3.51%	1.99%	0.24%	0.04%
Supplemental Data
Net assets, end of year (000)	$10,544	$11,122	$18,837	$16,718	$22,260

	WCMA Government Securities Fund
	Class 2
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0336	0.0407	0.0259	0.0070	0.0015
Net realized and unrealized gain (loss)	0.0011	0.0004	0.0001	(0.0011)	(0.0001)
Net increase from investment operations	0.0347	0.0411	0.0260	0.0059	0.0014
Dividends and distributions from:
Net investment income	(0.0336)	(0.0407)	(0.0259)	(0.0070)	(0.0015)
Net realized gain	—	— (a)	— (a)	— (a)	(0.0001)
Total dividends and distributions	(0.0336)	(0.0407)	(0.0259)	(0.0070)	(0.0016)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	3.41%	4.13%	2.63%	0.70%	0.16%
Ratios to Average Net Assets(b)
Total expenses after waiver	1.00%	1.03%	0.99%	0.98%	0.97%
Total expenses	1.26%	1.28%	1.27%	1.28%	1.26%
Net investment income and net realized gain	3.32%	4.07%	2.58%	0.68%	0.15%
Supplemental Data
Net assets, end of year (000)	$88,881	$82,655	$115,872	$119,718	$137,566

(a)	Amount is less than $(0.0001) per share.
(b)	Includes the Fund’s share of the Government LLC’s allocated expenses and/or net investment income and net realized gain.

	WCMA Government Securities Fund
	Class 3
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0368	0.0439	0.0291	0.0102	0.0047
Net realized and unrealized gain (loss)	0.0010	0.0004	0.0001	(0.0010)	(0.0001)
Net increase from investment operations	0.0378	0.0443	0.0292	0.0092	0.0046
Dividends and distributions from:
Net investment income	(0.0368)	(0.0439)	(0.0291)	(0.0102)	(0.0047)
Net realized gain	—	— (b)	— (b)	— (b)	(0.0001)
Total dividends and distributions	(0.0368)	(0.0439)	(0.0291)	(0.0102)	(0.0048)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	3.74%	4.47%	2.96%	1.03%	0.48%
Ratios to Average Net Assets(c)
Total expenses after waiver	0.68%	0.71%	0.67%	0.66%	0.65%
Total expenses	0.96%	0.98%	0.97%	0.98%	0.96%
Net investment income and net realized gain	3.67%	4.41%	2.88%	1.01%	0.48%
Supplemental Data
Net assets, end of year (000)	$154,833	$158,327	$158,500	$193,195	$224,278

	WCMA Government Securities Fund
	Class 4
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0368	0.0439	0.0291	0.0102	0.0047
Net realized and unrealized gain (loss)	0.0003	0.0003	0.0002	(0.0012)	— (a)
Net increase from investment operations	0.0371	0.0442	0.0293	0.0090	0.0047
Dividends and distributions from:
Net investment income	(0.0368)	(0.0439)	(0.0291)	(0.0102)	(0.0047)
Net realized gain	—	— (b)	— (b)	— (b)	— (b)
Total dividends and distributions	(0.0368)	(0.0439)	(0.0291)	(0.0102)	(0.0047)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	3.74%	4.47%	2.96%	1.03%	0.47%
Ratios to Average Net Assets(c)
Total expenses after waiver	0.68%	0.71%	0.67%	0.66%	0.65%
Total expenses	0.95%	0.98%	0.98%	0.97%	0.96%
Net investment income and net realized gain	3.59%	4.41%	3.10%	0.91%	0.48%
Supplemental Data
Net assets, end of year (000)	$255,634	$208,801	$207,778	$81,344	$157,203

(a)	Amount is less than $0.0001 per share.
(b)	Amount is less than $(0.0001) per share.
(c)	Includes the Fund’s share of the Government LLC’s allocated expenses and/or net investment income and net realized gain.

	WCMA Tax-Exempt Fund
	Class 1
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.02	0.01	— (a)	—	(a)
Net realized gain (loss)	— (a)	— (a)	— (b)	— (b)	—	(b)
Total increase from investment operations	0.02	0.02	0.01	— (a)	—	(a)
Dividends from net investment income	(0.02)	(0.02)	(0.01)	— (b)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	1.90%	2.09%	1.28%	0.19%	0.04%
Ratios to Average Net Assets(c)
Total expenses after waiver	1.56%	1.49%	1.51%	1.30%	1.02%
Total expenses	1.56%	1.49%	1.51%	1.52%	1.53%
Net investment income and net realized gain (loss)	1.89%	2.10%	1.29%	0.18%	0.04%
Supplemental Data
Net assets, end of year (000)	$42,837	$50,188	$38,770	$41,469	$37,485

	WCMA Tax-Exempt Fund
	Class 2
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.03	0.03	0.02	0.01	—	(a)
Net realized gain (loss)	— (a)	— (a)	— (b)	— (b)	—	(b)
Total increase from investment operations	0.03	0.03	0.02	0.01	—	(a)
Dividends from net investment income	(0.03)	(0.03)	(0.02)	(0.01)	—	(b)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	2.57%	2.68%	1.88%	0.57%	0.15%
Ratios to Average Net Assets(c)
Total expenses after waiver	0.91%	0.91%	0.92%	0.91%	0.91%
Total expenses	1.23%	1.19%	1.19%	1.20%	1.22%
Net investment income and net realized gain (loss)	2.53%	2.67%	1.85%	0.55%	0.15%
Supplemental Data
Net assets, end of year (000)	$190,316	$157,909	$156,442	$174,094	$175,594

(a)	Amount is less than $0.01 per share.
(b)	Amount is less than $(0.01) per share.
(c)	Includes the Fund’s share of the Tax-Exempt LLC’s allocated expenses and/or net investment income and net realized gain (loss).

	WCMA Tax-Exempt Fund
	Class 3
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.03	0.03	0.02	0.01	0.01
Net realized gain (loss)	— (a)	— (a)	— (b)	— (b)	— (b)
Total increase from investment operations	0.03	0.03	0.02	0.01	0.01
Dividends from net investment income	(0.03)	(0.03)	(0.02)	(0.01)	(0.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	2.92%	3.05%	2.24%	0.93%	0.50%
Ratios to Average Net Assets(c)
Total expenses after waiver	0.57%	0.55%	0.56%	0.56%	0.55%
Total expenses	0.92%	0.89%	0.89%	0.90%	0.92%
Net investment income and net realized gain (loss)	2.86%	3.03%	2.23%	0.91%	0.50%
Supplemental Data
Net assets, end of year (000)	$479,041	$394,877	$408,672	$367,434	$360,243

	WCMA Tax-Exempt Fund
	Class 4
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.03	0.03	0.02	0.01	0.01
Net realized gain (loss)	— (a)	— (a)	— (b)	— (b)	— (b)
Total increase from investment operations	0.03	0.03	0.02	0.01	0.01
Dividends from net investment income	(0.03)	(0.03)	(0.02)	(0.01)	(0.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	2.92%	3.05%	2.24%	0.93%	0.50%
Ratios to Average Net Assets(c)
Total expenses after waiver	0.57%	0.56%	0.56%	0.55%	0.55%
Total expenses	0.92%	0.89%	0.89%	0.90%	0.92%
Net investment income and net realized gain (loss)	2.85%	3.05%	2.28%	0.88%	0.50%
Supplemental Data
Net assets, end of year (000)	$393,396	$279,895	$156,657	$133,924	$155,581

(a)	Amount is less than $0.01 per share.
(b)	Amount is less than $(0.01) per share.
(c)	Includes the Fund’s share of the Tax-Exempt LLC’s allocated expenses and/or net investment income and net realized gain (loss).

	WCMA Treasury Fund
	Class 1
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0251	0.0331	0.0184	0.0025	0.0003
Net realized and unrealized gain (loss)	0.0006	0.0002	0.0002	(0.0004)	(0.0002)
Net increase from investment operations	0.0257	0.0333	0.0186	0.0021	0.0001
Dividends and distributions from:
Net investment income	(0.0251)	(0.0331)	(0.0184)	(0.0025)	(0.0003)
Net realized gain	—	— (b)	(0.0001)	— (b)	(0.0001)
Total dividends and distributions	(0.0251)	(0.0331)	(0.0185)	(0.0025)	(0.0004)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	2.53%	3.35%	1.87%	0.26%	0.04%
Ratios to Average Net Assets(c)
Total expenses after waiver	1.53%	1.57%	1.55%	1.32%	0.96%
Total expenses	1.53%	1.57%	1.55%	1.56%	1.58%
Net investment income and net realized gain	2.29%	3.32%	3.82%	0.25%	0.04%
Supplemental Data
Net assets, end of year (000)	$33,561	$14,251	$17,407	$23,145	$26,768

	WCMA Treasury Fund
	Class 2
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0307	0.0385	0.0241	0.0060	0.0007
Net realized and unrealized gain (loss)	0.0003	0.0003	0.0001	(0.0004)	— (a)
Net increase from investment operations	0.0310	0.0388	0.0242	0.0056	0.0007
Dividends and distributions from:
Net investment income	(0.0307)	(0.0385)	(0.0241)	(0.0060)	(0.0007)
Net realized gain	—	— (b)	(0.0001)	— (b)	(0.0001)
Total dividends and distributions	(0.0307)	(0.0385)	(0.0242)	(0.0060)	(0.0008)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	3.10%	3.91%	2.45%	0.61%	0.08%
Ratios to Average Net Assets(c)
Total expenses after waiver	0.98%	1.04%	0.98%	0.99%	0.92%
Total expenses	1.21%	1.26%	1.24%	1.24%	1.25%
Net investment income and net realized gain	2.98%	3.85%	2.42%	0.59%	0.08%
Supplemental Data
Net assets, end of year (000)	$141,916	$98,905	$118,142	$123,994	$157,800

(a)	Amount is less than $0.0001 per share.
(b)	Amount is less than $(0.0001) per share.
(c)	Includes the Fund’s share of the Treasury LLC’s allocated expenses and/or net investment income and net realized gain.

	WCMA Treasury Fund
	Class 3
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0343	0.0421	0.0277	0.0094	0.0035
Net realized and unrealized gain (loss)	0.0002	0.0003	0.0001	(0.0004)	— (a)
Net increase from investment operations	0.0345	0.0424	0.0278	0.0090	0.0035
Dividends and distributions from:
Net investment income	(0.0343)	(0.0421)	(0.0277)	(0.0094)	(0.0035)
Net realized gain	—	— (b)	(0.0001)	— (b)	(0.0001)
Total dividends and distributions	(0.0343)	(0.0421)	(0.0278)	(0.0094)	(0.0036)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	3.48%	4.28%	2.81%	0.95%	0.36%
Ratios to Average Net Assets(c)
Total expenses after waiver	0.62%	0.68%	0.63%	0.65%	0.64%
Total expenses	0.89%	0.96%	0.94%	0.94%	0.95%
Net investment income and net realized gain	3.22%	4.23%	2.80%	0.95%	0.36%
Supplemental Data
Net assets, end of year (000)	$375,727	$171,739	$167,197	$162,092	$168,710

	WCMA Treasury Fund
	Class 4
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0343	0.0421	0.0277	0.0094	0.0035
Net realized and unrealized gain (loss)	0.0001	0.0002	0.0001	(0.0003)	— (a)
Net increase from investment operations	0.0344	0.0423	0.0278	0.0091	0.0035
Dividends and distributions from:
Net investment income	(0.0343)	(0.0421)	(0.0277)	(0.0094)	(0.0035)
Net realized gain	—	— (b)	(0.0001)	— (b)	(0.0001)
Total dividends and distributions	(0.0343)	(0.0421)	(0.0278)	(0.0094)	(0.0036)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	3.48%	4.28%	2.81%	0.95%	0.36%
Ratios to Average Net Assets(c)
Total expenses after waiver	0.61%	0.68%	0.63%	0.65%	0.65%
Total expenses	0.89%	0.95%	0.93%	0.93%	0.96%
Net investment income and net realized gain	3.06%	4.24%	2.86%	0.91%	0.36%
Supplemental Data
Net assets, end of year (000)	$499,438	$126,693	$88,886	$57,539	$88,849

(a)	Amount is less than $0.0001 per share.
(b)	Amount is less than $(0.0001) per share.
(c)	Includes the Fund’s share of the Treasury LLC’s allocated expenses and/or net investment income and net realized gain.

MANAGER AND ADMINISTRATOR

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

1-800-441-7762

SUB-ADVISERS

BlackRock Investment Management, LLC

800 Scudders Mill Road

Plainsboro, New Jersey 08543-9011

BlackRock Institutional Management Corporation

100 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

Financial Data Services, Inc.

4800 Deer Lake Drive East

Jacksonville, Florida 32246-6484

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

750 College Road East

Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER

State Street Bank and Trust Company

500 College Road East

Princeton, New Jersey 08540

DISTRIBUTOR

Merrill Lynch, Pierce, Fenner & Smith Incorporated

World Financial Center, North Tower

New York, New York 10080-0002

CUSTODIAN

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019-6018

For More Information

Shareholder Reports

Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports. In each Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost at www.blackrock.com/moneymarketreports or by calling 1-800-441-7762.

Each Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial adviser or other financial intermediary or write to the Transfer Agent at its mailing address on the inside back cover. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial adviser or other financial intermediary or call 1-800-441-7762.

World Wide Web

General fund information and specific fund performance, including the Statement of Additional Information and Annual/Semi-Annual Reports, can be accessed free of charge at www.blackrock.com. Mutual fund prospectus and literature can also be requested via this website.

Statement of Additional Information

The Statement of Additional Information contains further information about each Fund. The portions of the Statement of Additional Information relating to each Fund are incorporated by reference into (legally considered part of) this Prospectus. The portions of the Statement of Additional Information that do not relate to each Fund are not incorporated by reference, are not part of this Prospectus, and should not be relied on by investors in the Fund. You may obtain a free copy at www.blackrock.com/moneymarketreports or by writing to the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-441-7762.

Information about each Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file # 811-21196, 811-21197,

811-21198, and 811-21199

©BlackRock Advisors, LLC

Code #WCMA-07-08

STATEMENT OF ADDITIONAL INFORMATION

WCMA® MONEY FUND

WCMA® GOVERNMENT SECURITIES FUND

WCMA® TAX-EXEMPT FUND

WCMA® TREASURY FUND

100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. 1-800-441-7762

This Statement of Additional Information of WCMA Money Fund, WCMA Government Securities Fund, WCMA Tax-Exempt Fund and WCMA Treasury Fund (collectively, the “Funds”) is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated July 25, 2008, which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-441-7762 or by writing to each Fund at the above address. The Funds’ Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Funds have been incorporated by reference into the Funds’ Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to the Funds do not form a part of the Funds’ Statement of Additional Information, have not been incorporated by reference into the Funds’ Prospectus and should not be relied upon by investors in the Funds. The audited financial statements of each Fund and the corresponding master limited liability company in which it invests are incorporated into this Statement of Information by reference to each Fund’s 2008 Annual Report. You may request a copy of the Annual Reports at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m., Eastern time on any business day.

BLACKROCK ADVISORS, LLC — MANAGER

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED — DISTRIBUTOR

The date of this Statement of Additional Information is July 25, 2008

PART I: INFORMATION ABOUT WCMA MONEY FUND, WCMA GOVERNMENT SECURITIES FUND,

WCMA TREASURY FUND AND WCMA TAX-EXEMPT FUND

Part I of this Statement of Additional Information sets forth information about WCMA Money Fund (the “Money Fund”), WCMA Government Securities Fund (the “Government Fund”), WCMA Tax-Exempt Fund (the “Tax-Exempt Fund”) and WCMA Treasury Fund (the “Treasury Fund”) (each, a “Fund” and, collectively, the “Funds”). It includes information about the Funds’ Boards of Trustees, the advisory services provided to and the management fees paid by the Funds, performance data for the Funds, and information about other fees paid by and services provided to the Funds. This Part I should be read in conjunction with the Funds’ Prospectus and those portions of Part II of this Statement of Additional Information that apply to the Funds.

Each Fund is a “feeder” fund that invests all of its assets in Master Money LLC (“Money LLC”), Master Government Securities LLC (“Government LLC”), Master Tax-Exempt LLC (“Tax-Exempt LLC”) or Master Treasury LLC (“Treasury LLC”), as applicable (each, a “Master LLC” and, collectively, the “Master LLCs”), which has the same investment objectives and strategies as the corresponding Fund. All investments will be made at the Master LLC level. Each Fund’s investment results will correspond directly to the investment results of the applicable Master LLC. For simplicity, however, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the underlying Master LLC in which that Fund invests.

I.	Investment Objectives and Policies

WCMA Money Fund

The Money Fund is a money market fund. The investment objectives of the Money Fund are to seek current income, preservation of capital and liquidity. The investment objectives are fundamental policies of the Money Fund that may not be changed without a vote of the majority of the outstanding shares of the Money Fund as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Money Fund seeks to achieve its objectives by investing in a diversified portfolio of short-term money market securities. There can be no assurance that the investment objectives of the Money Fund will be realized. The Money Fund is classified as a diversified open end investment company under the Investment Company Act.

The Money Fund’s investments will be in instruments with a remaining maturity of 397 days (13 months) or less than that. Other than its investments in U.S. Government securities and U.S. Government agency securities, and in certain securities issued by U.S. Government sponsored enterprises and U.S. government instrumentalities, the Money Fund invests only in short-term securities that have received a short term rating, or that have been issued by issuers that have received a short term rating with respect to a class of debt obligations that are comparable in priority and security with the instruments, from the requisite nationally recognized statistical rating organizations (“NRSROs”) in one of the two highest short term rating categories or, if neither the instrument nor its issuer is so rated, are of comparable quality as determined by the Trustees of Money Fund or by BlackRock Advisors, LLC (“BlackRock” or the “Manager”) pursuant to delegated authority. The Money Fund will determine the remaining maturity of its investments in accordance with Securities and Exchange Commission regulations. The dollar-weighted average maturity of the Money Fund’s portfolio will not exceed 90 days.

Investment in Money Fund shares offers several potential benefits. The Money Fund seeks to provide as high a yield potential, consistent with its objectives, as is available through investment in short term money market securities using professional money market management, block purchases of securities and yield improvement techniques. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short-term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

In managing the Money Fund, the Manager will employ a number of professional money management techniques, including varying the composition of investments and the average maturity of the portfolio based on its assessment of the relative values of the various securities and future interest rate patterns. These assessments will respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. The Manager also will seek to improve yield by taking advantage of yield disparities that regularly occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. Also, there frequently are differences in yields between the various types of money market securities. The Money Fund seeks to enhance yield by purchasing and selling securities based on these yield differences.

WCMA Government Securities Fund

The Government Fund is a money market fund. The investment objectives of the Government Fund are to seek preservation of capital, current income and liquidity. The Government Fund’s investment objectives are fundamental policies of the Government Fund and may not be changed without the approval of a majority of Government Fund’s outstanding shares. The Government Fund seeks to achieve its objectives by investing exclusively in a diversified portfolio of short term marketable securities that are direct obligations of the U.S. Government and repurchase agreements pertaining to such securities. The Government Fund is classified as a diversified open end investment company under the Investment Company Act.

Direct U.S. Government obligations consist of securities that are issued, and/or guaranteed as to principal and interest, by the U.S. Government and are backed by the full faith and credit of the United States. The Government Fund may not invest in securities issued or guaranteed by U.S. Government agencies, instrumentalities or U.S Government sponsored enterprises that are not backed by the full faith and credit of the United States. There can be no assurance that the investment objectives of Government Fund will be realized.

The Government Fund may invest in the U.S. Government securities described above pursuant to repurchase agreements. Under such agreements, the counterparty agrees, upon entering into the contract, to repurchase the security from the Government Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period.

For purposes of its investment policies, the Government Fund defines short term U.S. Government securities as securities that have a maturity of not more than 397 days (13 months). The dollar-weighted average maturity of Government Fund’s portfolio will not exceed 90 days.

Investment in Government Fund shares offers several potential benefits. The Government Fund seeks to provide as high a yield potential, consistent with its objectives, as is available from investments in short term U.S. Government securities utilizing professional money market management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced market risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short term U.S. Government securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

WCMA Tax-Exempt Fund

The Tax-Exempt Fund is a tax-exempt money market fund. The investment objectives of the Tax-Exempt Fund are to seek current income exempt from Federal income tax, preservation of capital and liquidity. The investment objectives of the Tax-Exempt Fund are fundamental policies of the Tax-Exempt Fund and may not be changed without a vote of the majority of the outstanding shares of the Tax-Exempt Fund. The Tax-Exempt fund seeks to achieve its objectives by investing in a diversified portfolio of short term, high quality money market securities that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or derivative or synthetic municipal instruments, the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (and does not subject investors to the federal alternative minimum tax) (“Tax-Exempt Securities”). The Tax-Exempt Fund is classified as a diversified open end investment company under the Investment Company Act.

The Tax-Exempt Fund may invest up to 20% of its assets in certain otherwise Tax-Exempt Securities that are classified as “private activity bonds,” which may subject certain investors to a Federal alternative minimum tax. There can be no assurance that the investment objectives of the Tax-Exempt Fund will be realized.

Under normal circumstances, the Tax-Exempt Fund invests at least 80% of its net assets in securities the income from which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (and not treated as a preference item includable in taxable income for purposes of the Federal alternative minimum tax) or invests in securities so that at least 80% of the income that it distributes will be exempt from Federal income tax (including the alternative minimum tax). For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy and may not be changed without the approval of a majority of the Tax-Exempt Fund’s outstanding shares.

The Tax-Exempt Fund can be expected to offer a lower yield than longer-term municipal bond funds since Tax-Exempt Securities with longer maturities tend to produce higher yields. Interest rates in the short term tax-exempt securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. However, because of the shorter maturities, the market value of the Tax-Exempt Securities held by the Tax-Exempt Fund can be expected to fluctuate less in value as a result of changes in interest rates.

The Tax-Exempt Securities in which the Tax-Exempt Fund invests include municipal notes, municipal commercial paper and municipal bonds with remaining maturities of not more than 397 days (13 months). The Tax-Exempt Fund will also invest in variable rate demand obligations (“VRDOs”) and participations therein (“Participating VRDOs”) and derivative or synthetic municipal instruments (“Derivative Products”). Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes issued generally to finance short-term credit needs. The Tax-Exempt Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy the short term maturity and quality standards of the Tax-Exempt Fund. The dollar weighted average maturity of the Tax-Exempt Fund’s portfolio will be 90 days or less.

The Tax-Exempt Fund presently contemplates that it will not invest more than 25% of its total assets in Tax-Exempt Securities whose issuers are located in the same state. The Tax-Exempt Fund does not intend to invest more than 25% of its total assets in private activity bonds where the entities supplying the revenues from which the issues are to be paid are in the same industry.

Certain of the instruments in which the Tax-Exempt Fund invests, including VRDOs and Derivative Products, effectively provide the Tax-Exempt Fund with economic interests in long-term municipal bonds, coupled with rights to demand payment of the principal amounts of such instruments from designated counterparties. Under Commission rules, the Tax-Exempt Fund treats these instruments as having maturities shorter than the stated maturity dates of the obligations, in the case of VRDOs, or the long term bonds underlying Derivative Products (the “Underlying Bonds”). Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as the Tax-Exempt Fund. A demand right is dependent on the financial ability of the counterparty, which is typically a bank, broker-dealer or other financial institution, to purchase the instrument at its principal amount. In addition, the right of the Tax-Exempt Fund to demand payment from a counterparty may be subject to certain conditions, including the creditworthiness of the instrument or the Underlying Bond. If a counterparty is unable to purchase the instrument or, because of conditions on the right of the Tax-Exempt Fund to demand payment, the counterparty is not obligated to purchase the instrument on demand, the Tax-Exempt Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Tax-Exempt Fund’s net asset value.

Investment in the Tax-Exempt Fund’s shares offers several potential benefits. The Tax-Exempt Fund seeks to provide as high a tax-exempt yield potential, consistent with its objectives, as is available from investments in short term tax-exempt securities utilizing professional management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

WCMA Treasury Fund

The Treasury Fund is a money market fund. The investment objectives of the Treasury Fund are to seek preservation of capital, liquidity and current income. The Treasury Fund seeks to achieve its investment objectives by investing exclusively in a diversified portfolio of short term marketable securities that are direct obligations of the U.S. Treasury. The Treasury Fund’s investment objectives are fundamental policies of the Treasury Fund and may not be changed without the approval of a majority of the Treasury Fund’s outstanding shares. The Treasury Fund is classified as a diversified open end investment company under the Investment Company Act.

Preservation of capital is a prime investment objective of the Treasury Fund and the direct U.S. Treasury obligations in which it invests are generally considered to have the lowest principal risk among money market securities. Historically, direct U.S. Treasury obligations have generally had lower rates of return than other money market securities with less safety.

For purposes of its investment objectives, the Treasury Fund defines short term marketable securities which are direct obligations of the U.S. Treasury as any U.S. Treasury obligations having maturities of no more than 397 days (13 months). The dollar-weighted average maturity of the Treasury Fund’s portfolio will not exceed 90 days.

Investment in Treasury Fund shares offers several potential benefits. The Treasury Fund seeks to provide as high a yield potential, consistent with its objectives, as is available through investment in short term U.S. Treasury obligations utilizing professional money market management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced market risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in U.S. Treasury securities, such as coordinating maturities and reinvestments, and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

II.	Investment Restrictions

Each Fund has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of a Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Each Fund has also adopted certain non-fundamental restrictions, which may be changed by the Fund’s Board of Trustees without shareholder approval. None of the following fundamental and non-fundamental investment restrictions shall prevent a Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).

Set forth below are each Fund’s fundamental and non-fundamental investment restrictions. Each Fund’s corresponding Master LLC has adopted fundamental and non-fundamental investment restrictions substantially similar to those set forth below. In addition, each Master LLC has adopted certain additional non-fundamental investment restrictions, which are also set forth below.

Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

WCMA Money Fund

Under its fundamental investment restrictions, the Money Fund may not:

(1) Issue senior securities to the extent such issuance would violate applicable law.

(2) Borrow money, except that (i) the Money Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Money Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Money Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Money Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Money Fund’s Prospectus and Statement of Additional Information. The Money Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Money Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(3) Underwrite securities of other issuers, except insofar as the Money Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities.

(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities and certain instruments issued by domestic banks).

(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Money Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(6) Purchase or sell commodities or contracts on commodities, except to the extent that the Money Fund may do so in accordance with applicable law and its Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(7) Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Money Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and guidelines set forth in the Money Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(8) Make any investment inconsistent with the Money Fund’s classification as a diversified company under the Investment Company Act.

Under its non-fundamental investment restrictions, the Money Fund may not:

a. Purchase any securities on margin, except for the use of short term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

b. Make short sales of securities or maintain a short position.

c. Write, purchase or sell puts, calls or combinations thereof.

d. Subject to fundamental investment restriction (7) above, the Money Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short term securities, the income from which will increase the return to the Money Fund. Such loans will be terminable at any time. The Money Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights. The Money Fund may pay reasonable fees in connection with the arranging of such loan.

e. Subject to fundamental investment restriction (8) above, the Money Fund may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Money Fund.

Under the following additional non-fundamental investment restrictions, the Money LLC may not:

a. Purchase any securities other than types of money market securities and investments described in this Prospectus and Statement of Additional Information.

b. Purchase the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after the purchase, more than 5% of the value of its total assets (taken at market value) would be invested in such issuer, except that, in the case of bank money market instruments or repurchase agreements with any one bank, up to 25% of the value of the Money LLC’s total assets may be invested without regard to such 5% limitation but shall instead be subject to a 10% limitation.

c. Purchase more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of an issuer.

d. Enter into repurchase agreements if, as a result, more than 10% of the Money LLC’s net assets (taken at market value at the time of each investment, together with any other investments deemed illiquid) would be subject to repurchase agreements maturing in more than seven days.

e. Make investments for the purpose of exercising control or management.

f. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

g. Borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes (the borrowing provisions shall not apply to reverse repurchase agreements) (usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Money LLC will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities). The Money LLC will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.

h. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Money LLC except as may be necessary in connection with borrowings referred to in its non-fundamental investment restriction (g) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Money LLC’s net assets taken at the market value.

i. Invest in securities with legal or contractual restrictions that limit or prohibit their resale (except for repurchase agreements) or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at market value) would be invested in such securities.

j. Invest in securities of issuers (other than issuers of U.S. Government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets (taken at market value) would be invested in such securities.

k. Enter into reverse repurchase agreements if, as a result thereof, the Money LLC’s obligations with respect to reverse repurchase agreements would exceed one-third of its net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

l. Purchase or retain the securities of any issuer, if those individual officers and Directors of the Money LLC, the Manager or any subsidiary thereof each owning beneficially more than 1% of the securities of such issuer own in the aggregate more than 5% of the securities of the issuer.

WCMA Government Securities Fund

Under its fundamental investment restrictions, the Government Fund may not:

(1) Issue senior securities to the extent such issuance would violate applicable law.

(2) Borrow money, except that (i) the Government Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Government Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Government Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Government Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Government Fund’s Prospectus and Statement of Additional Information. The Government Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Government Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(3) Underwrite securities of other issuers except insofar as the Government Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities).

(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Government Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(6) Purchase or sell commodities or contracts on commodities, except to the extent that the Government Fund may do so in accordance with applicable law and its Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(7) Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Government Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and guidelines set forth in the Government Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(8) Make any investment inconsistent with the Government Fund’s classification as a diversified company under the Investment Company Act.

Under the Government Fund’s non-fundamental investment restrictions, the Government Fund may not:

a. Purchase any securities on margin, except for the use of short term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

b. Make short sales of securities or maintain a short position.

c. Write, purchase or sell puts, calls or combinations thereof.

d. Subject to fundamental investment restriction (8) above, the Government Fund may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Government Fund.

e. Change its policy of investing exclusively in a diversified portfolio made up only of short term U.S. Government securities, including variable rate securities, and repurchase agreements with banks and securities dealers that involve direct U.S. Government obligations, without providing 60 days’ prior written notice to shareholders.

Under the following additional non-fundamental investment restrictions, the Government LLC may not:

a. Purchase any securities other than short term marketable securities which are direct obligations of the U.S. Government and repurchase agreements pertaining to such securities.

b. Enter into repurchase agreements with any one bank or primary dealer or an affiliate thereof, if immediately thereafter, more than 5% of the value of its total assets (taken at market value) would be invested in repurchase agreements with such bank or primary dealer or an affiliate thereof.

c. Enter into repurchase agreements if, as a result thereof, more than 10% of the Government LLC’s net assets (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.

d. Borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes (usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Government LLC will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities). The Government LLC will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.

e. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Government LLC except as may be necessary in connection with borrowings mentioned in (d) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Government LLC’s net assets, taken at market value.

WCMA Tax-Exempt Fund

Under its fundamental investment restrictions, the Tax-Exempt Fund may not:

(1) Issue senior securities to the extent such issuance would violate applicable law.

(2) Borrow money, except that (i) the Tax-Exempt Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Tax-Exempt Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Tax-Exempt Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Tax-Exempt Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Tax-Exempt Fund’s Prospectus and Statement of Additional Information. The Tax-Exempt Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Tax-Exempt Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(3) Underwrite securities of other issuers except insofar as the Tax-Exempt Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities).

(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Tax-Exempt Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(6) Purchase or sell commodities or contracts on commodities, except to the extent that the Tax-Exempt Fund may do so in accordance with applicable law and the Tax-Exempt Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(7) Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Tax-Exempt Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and guidelines set forth in the Tax-Exempt Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(8) Make any investment inconsistent with Tax-Exempt Fund’s classification as a diversified company under the Investment Company Act.

Under its non-fundamental investment restrictions, the Tax-Exempt Fund may not:

a. Purchase any securities on margin, except for the use of short term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

b. Make short sales of securities or maintain a short position.

c. Write, purchase or sell puts, calls or combinations thereof.

d. Subject to fundamental investment restriction (8) above, the Tax-Exempt Fund may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Tax-Exempt Fund.

Under the following additional non-fundamental investment restrictions, the Tax-Exempt LLC may not:

a. Purchase any securities other than Tax-Exempt Securities referred to in this Prospectus and Statement of Additional Information.

b. Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer except that such restriction shall not apply to securities backed (i.e., guaranteed) by the U.S. Government or its agencies or instrumentalities (for purposes of this restriction, the Tax-Exempt LLC will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer).

c. Invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation.

d. Make investments for the purpose of exercising control or management.

e. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

f. Borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Tax-Exempt LLC will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Tax-Exempt LLC will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.)

g. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Tax-Exempt LLC except as may be necessary in connection with borrowings mentioned in (f) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at value.

h. Invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at value), would be invested in such securities.

WCMA Treasury Fund

Under its fundamental investment restrictions, the Treasury Fund may not:

(1) Issue senior securities to the extent such issuance would violate applicable law.

(2) Borrow money, except that (i) the Treasury Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) (ii) the Treasury Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Treasury Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Treasury Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Treasury Fund’s Prospectus and Statement of Additional Information. The Treasury Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Treasury Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(3) Underwrite securities of other issuers except insofar as the Treasury Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities).

(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Treasury Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(6) Purchase or sell commodities or contracts on commodities, except to the extent that the Treasury Fund may do so in accordance with applicable law and the Treasury Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(7) Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Treasury Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and guidelines set forth in the Treasury Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(8) Make any investment inconsistent with the Treasury Fund’s classification as a diversified company under the Investment Company Act.

Under its non-fundamental investment restrictions, the Treasury Fund may not:

a. Purchase any securities on margin, except for the use of short term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

b. Make short sales of securities or maintain a short position.

c. Write, purchase or sell puts, calls or combinations thereof.

d. Subject to fundamental investment restriction (8) above, the Treasury Fund may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Treasury Fund.

e. Change its policy of investing exclusively in a diversified portfolio made up only of short term U.S. Treasury securities that are direct obligations of the U.S. Treasury without providing 60 days’ prior written notice to shareholders.

Under the following additional non-fundamental investment restrictions, the Treasury LLC may not:

a. Purchase any securities other than direct obligations of the U.S. Treasury with remaining maturities of more than 397 days (13 months).

b. Borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes (usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Treasury LLC will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities). The Treasury LLC will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.

c. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Treasury LLC except as may be necessary in connection with borrowings mentioned in (b) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Treasury LLC’s net assets, taken at market value.

Except with respect to each Fund’s fundamental borrowing restriction, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

III.	Information on Trustees and Officers

The Board of Trustees of each Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Trustees”). The same individuals serve as Directors of each Master LLC. The Trustees of each Fund are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The non-interested Trustees have retained independent legal counsel to assist them in connection with their duties.

Each Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

The members of the Audit Committee (the “Audit Committee”) are Kenneth L. Urish (Chair), Herbert I. London and Frederick W. Winter, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of each Fund’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for each Fund; (3) review the conduct and results of each independent audit of each Fund’s financial statements; (4) review with the independent auditors any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of each Fund and its service providers with respect to accounting and financial matters; (6) oversee the performance of each Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of each Fund’s investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. Each Board has adopted a written charter for the Audit Committee.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Matina Horner (Chair), Cynthia A. Montgomery, Robert C. Robb, Jr. and Frederick W. Winter, all of whom are non-interested Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Funds, as applicable, and recommend non-interested Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of each Fund, as applicable, that include biographical information and set forth the qualifications of the proposed nominee. Each Board has adopted a written charter for the Governance Committee.

The members of the Compliance Committee are Joseph P. Platt, Jr. (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are non-interested Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Tax-Exempt Fund and the Trust, as applicable, the fund-related activities of BlackRock and each Fund’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of each Fund and its service providers; (2) review information on and, where appropriate, recommend policies concerning each Fund’s compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Chief Compliance Officer of the Funds, as applicable. Each Board has adopted a written charter for the Compliance Committee.

The members of the Performance Oversight Committee (the “Performance Committee”) are David O. Beim (Chair), Toby Rosenblatt (Vice Chair), Ronald W. Forbes, Rodney D. Johnson and Herbert I. London, all of whom are non-interested Trustees, and Richard S. Davis, who is an interested Trustee. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include, without limitation, to (1) review each Fund’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review each Fund’s investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Committee.

For the period from November 1, 2007 to March 31, 2008, the current Audit, Governance, Compliance and Performance Committees each met twice.

Prior to November 1, 2007, each Board then in office had two standing committees, an Audit Committee and a Nominating Committee, each of which consisted of all of the non-interested Trustees then in office. For the period from April 1, 2007 to November 1, 2007, the Audit Committee met twice and the Nominating Committee met once.

Biographical Information

Certain biographical and other information relating to the Trustees is set forth below, including their address, year of birth, principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates (“BlackRock-advised funds”) and any public directorships.

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served as a Trustee(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Trustees(a)

David O. Beim(c) 40 East 52nd Street New York, NY 10022 1940	Trustee	2007 to present	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002.	35 Funds 81 Portfolios	None

Ronald W. Forbes(d) 40 East 52nd Street New York, NY 10022 1940	Trustee	2002 to present	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	35 Funds 81 Portfolios	None

Dr. Matina Horner(e) 40 East 52nd Street New York, NY 10022 1939	Trustee	2007 to present	Formerly Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	35 Funds 81 Portfolios	NSTAR (electric and gas utility)

Rodney D. Johnson(d) 40 East 52nd Street New York, NY 10022 1941	Trustee	2007 to present	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, the Committee of Seventy (civic) since 2006.	35 Funds 81 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served as a Trustee(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Trustees(a)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Trustee	2007 to present	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005.	35 Funds 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Trustee	2002 to present	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	35 Funds 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr.(f) 40 East 52nd Street New York, NY 10022 1947	Trustee	2007 to present	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Partner, Amarna Corporation, LLC (private investment company) since 2002; Director, WQED Multimedia (PBS and Multimedia, a not-for-profit company) since 2002; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partner, LP (private investment) since 1998.	35 Funds 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	35 Funds 81 Portfolios	None

Toby Rosenblatt(g) 40 East 52nd Street New York, NY 10022 1938	Trustee	2007 to present	President, Founders Investments Ltd. (private investments) since 1999; Director of Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Formerly Trustee, State Street Research Mutual Funds from 1990 to 2005; Formerly, Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	35 Funds 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish(h) 40 East 52nd Street New York, NY 10022 1951	Trustee	2007 to present	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member/Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates since 2003; Formerly Director, Inter-Tel from 2006 to 2007.	35 Funds 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005, Director, Alkon Corporation (pneumatics) since 1992; Director, Indotronix International (IT services) since 2004; Director, Tippman Sports (recreation) since 2005.	35 Funds 81 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served as a Trustee(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Interested Trustees(a)(i)

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	185 Funds 295 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	2007 to present	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 294 Portfolios	None

(a)	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
(b)	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Funds’ Boards in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina Horner, 1977; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1995; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.
(c)	Chair of the Performance Oversight Committee.
(d)	Co-Chair of the Board of Trustees.
(e)	Chair of the Governance Committee.
(f)	Chair of the Compliance Committee.
(g)	Vice Chair of the Performance Oversight Committee.
(h)	Chair of the Audit Committee.
(i)	Messrs. Davis and Gabbay are both “interested persons,” as defined in the Investment Company Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates.

Certain biographical and other information relating to the officers of the Funds is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Fund Officers(a)

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.	195 Funds 305 portfolios	None

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	2007 to present	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.	185 Funds 295 portfolios	None

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PFPC Inc. from 1992 to 2006.	185 Funds 295 portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	185 Funds 295 portfolios	None

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	2007 to present	Chief Compliance Officer of the BlackRock-advised funds since 2007; Anti-Money Laundering Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.	185 Funds 295 portfolios	None

Howard Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	2007 to present	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.	185 Funds 295 portfolios	None

(a)	Officers of the Funds serve at the pleasure of the Boards of Trustees.

Information relating to each Trustee’s share ownership in each Fund and in all BlackRock-advised funds that are overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2007 is set forth in the chart below.

Name	Aggregate Dollar Range of Equity in WCMA Money	Aggregate Dollar Range of Equity in WCMA Government	Aggregate Dollar Range of Equity in WCMA Tax-Exempt	Aggregate Dollar Range of Equity in WCMA Treasury	Aggregate Dollar Range in Equity Securities in Supervised Funds

Interested Trustees:

Richard S. Davis	None	None	None	None	Over $100,000

Henry Gabbay	None	None	None	None	Over $100,000

Non-Interested Trustees:

David O. Beim	None	None	None	None	$50,001-$100,000

Ronald W. Forbes	None	None	None	None	Over $100,000

Dr. Matina Horner	None	None	None	None	Over $100,000

Rodney D. Johnson	None	None	None	None	Over $100,000

Herbert I. London	None	None	None	None	Over $100,000

Cynthia A. Montgomery	None	None	None	None	Over $100,000

Joseph P. Platt, Jr.	None	None	None	None	Over $100,000

Robert C. Robb, Jr.	None	None	None	None	Over $100,000

Toby Rosenblatt	None	None	None	None	Over $100,000

Kenneth L. Urish	None	None	None	None	None

Frederick W. Winter	None	None	None	None	None

As of July 1, 2008, the Trustees and officers of each Fund as a group owned an aggregate of less than 1% of the outstanding shares of each Fund. As of December 31, 2007, none of the non-interested Trustees of the Funds or their immediate family members owned beneficially or of record any securities of affiliates of the Manager.

Compensation of Trustees

Each non-interested Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the BlackRock-advised funds, including the Funds, and a $25,000 Board meeting fee to be paid for each Board meeting attended, up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Co-Chairs of the Boards of Trustees are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid an additional annual retainer of $25,000. The Vice-Chair of the Performance Committee is paid an additional annual retainer of $25,000. The Funds compensate the Chief Compliance Officer for his services as their Chief Compliance Officer. The Funds may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer.

The following table shows the compensation earned by the non-interested Trustees for the fiscal year ended March 31, 2008 and the aggregate compensation paid to them by all BlackRock-advised funds, for the calendar year ended December 31, 2007.

	Compensation from Money Fund/LLC(h)	Compensation from Government Fund/LLC(h)	Compensation from Tax-Exempt Fund/LLC(h)	Compensation from Treasury Fund/LLC(h)	Aggregate Compensation from the Funds and other BlackRock advised Funds(a)

David O. Beim(b)	$8,361	$1,032	$4,966	$1,266	$180,570
Ronald W. Forbes(c)	$17,016	$5,549	$11,649	$5,810	$235,183
Dr. Matina Horner(d)	$8,176	$847	$4,780	$1,081	$226,015
Rodney D. Johnson(c)	$9,246	$1,079	$5,462	$1,341	$143,151
Herbert I. London	$7,255	$973	$4,344	$1,174	$250,136
Cynthia A. Montgomery	$13,922	$4,339	$9,428	$4,540	$171,433
Joseph P. Platt, Jr.(e)	$8,361	$1,032	$4,966	$1,266	$139,817
Robert C. Robb, Jr.	$7,255	$973	$4,344	$1,174	$128,151
Toby Rosenblatt(f)	$8,361	$1,032	$4,966	$1,266	$226,015
Kenneth L. Urish(g)	$8,361	$1,032	$4,966	$1,266	$139,817
Frederick W. Winter	$7,255	$973	$4,344	$1,174	$128,151

(a)	For the number of BlackRock-advised funds from which each Trustee receives compensation, see the Biographical Information chart beginning on page I-14.
(b)	Chair of the Performance Committee.
(c)	Co-Chair of the Board of Trustees.
(d)	Chair of the Governance Committee.
(e)	Chair of the Compliance Committee.
(f)	Vice-Chair of the Performance Committee.
(g)	Chair of the Audit Committee.
(h)	For the fiscal year ended March 31, 2008, the Money Fund and the Money LLC paid $123,569, the Government Fund and the Government LLC paid $28,961, the Tax-Exempt Fund and the Tax-Exempt LLC paid $79,465 and the Treasury Fund and the Treasury LLC paid $31,458 to all Trustees then holding such office.

Mr. Kindelan assumed office as Chief Compliance Officer and Anti-Money Laundering Compliance Officer on November 1, 2007. From November 1, 2007 through March 31, 2008, Mr. Kindelan received $4,412 from the Money Fund and the Money LLC, $237 from the Government Fund and the Government LLC, $1,963 from the Tax-Exempt Fund and the Tax-Exempt LLC, and $394 from the Treasury Fund and the Treasury LLC.

IV.	Management and Advisory Arrangements

Management Arrangements

Each Fund invests all of its assets in shares of its corresponding Master LLC. Accordingly, each Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the Master LLC level.

Each Master LLC has entered into a separate management agreement with the Manager (the “Management Agreements”). The Manager is responsible for the overall management of each Master

LLC. For its services to each Master LLC, the Manager receives compensation according to the fee rates shown below. Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”) acted as each Master LLC’s manager, and was compensated according to the same fee rate schedule.

Portion of average daily value of net assets:	Rate

Not exceeding $500 million	0.250%

In excess of $500 million but not exceeding $1 billion	0.175%

In excess of $1 billion	0.125%

The table below sets forth information about the total management fees paid by each Master LLC to the Manager and to FAM, each Master LLC’s previous manager, for the past three fiscal years:

	Money LLC		Government LLC
Fiscal Year Ended March 31,	Fees Paid to FAM	Fees Paid to the Manager	Fees Paid to FAM	Fees Paid to the Manager

2008	N/A	$25,264,811	N/A	$2,194,232

2007	$10,205,183(a)	$11,308,684(b)	$ 990,744(a)	$1,012,660(b)

2006	$19,257,521	N/A	$1,949,335	N/A

	Tax-Exempt LLC		Treasury LLC
Fiscal Year Ended March 31,	Fees Paid to FAM	Fees Paid to the Manager	Fees Paid to FAM	Fees Paid to the Manager

2008	N/A	$14,579,348	N/A	$2,779,861

2007	$6,275,361(a)	$6,550,521(b)	$919,954(a)	$933,505(b)

2006	$12,687,362	N/A	$1,913,838	N/A

(a)	For the period April 1, 2006 to September 29, 2006.
(b)	For the period September 29, 2006 to March 31, 2007.

Pursuant to each Management Agreement, the Manager may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, Inc., to perform management services with respect to each Master LLC’s portfolio. In addition, the Manager may delegate certain of its investment advisory functions under the Management Agreements to one or more of its affiliates to the extent permitted by applicable law. The Manager may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

Effective September 29, 2006, the Manager has entered into separate sub-advisory agreements with respect to each Master LLC with BlackRock Institutional Management Corporation (“BIMC”) (on behalf of Money LLC, Government LLC and Treasury LLC) and BlackRock Investment Management, LLC (“BIM”) (on behalf of Tax-Exempt LLC). BIMC and BIM each is responsible for the day-to-day management of the portfolio of each Master LLC for which it acts as sub-adviser. For its services to each Master LLC, the Manager pays BIMC or BIM, as applicable, a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager by the Master LLC.

The table below sets forth information about the sub-advisory fees paid by the Manager to BIMC and BIM with respect to each applicable Master LLC:

	BIMC			BIM
Fiscal Year Ended March 31,	Money LLC	Government LLC	Treasury LLC	Tax-Exempt LLC

2008	$20,063,193	$1,570,071	$2,117,521	$11,512,580

2007(a)	$6,709,036	$600,351	$553,302	$3,887,532

(a)	For the period September 29, 2006 to March 31, 2007.

Administration Arrangements

Administrative Services and Administrative Fee. Each Fund has entered into a separate administration agreement (each an “Administration Agreement”) with BlackRock Advisors, LLC as administrator (the “Administrator”). For its services to each Fund, the Administrator receives monthly compensation at an annual rate of 0.25% of the average daily net assets of each Fund.

Prior to September 29, 2006, FAM, an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as each Fund’s administrator and was compensated at the same fee rate as discussed above.

The table below sets forth information about the administration fees paid by each Fund to the Administrator and to FAM, each Fund’s previous administrator, for the past three fiscal years:

	Money Fund		Government Fund
Fiscal Year Ended March 31,	Fees Paid to FAM	Fees Paid to the Administrator	Fees Paid to FAM	Fees Paid to the Administrator

2008	N/A	$19,817,353	N/A	$1,201,641

2007	$9,183,720(a)	$9,798,128(b)	$556,047(a)	$570,560(b)

2006	$18,896,449	N/A	$1,070,125	N/A

	Tax-Exempt Fund		Treasury Fund
Fiscal Year Ended March 31,	Fees Paid to FAM	Fees Paid to the Administrator	Fees Paid to FAM	Fees Paid to the Administrator

2008	N/A	$2,392,231	N/A	$1,588,533

2007	$1,005,346(a)	$1,106,884(b)	$478,584(a)	$511,616(b)

2006	$1,875,080	N/A	$977,490	N/A

(a)	For the period April 1, 2006 to September 29,2006.
(b)	For the period September 29, 2006 to March 31, 2007.

Fee Waiver/Expense Reimbursement

Reference is made to “Your Account-WCMA Multiple Class Structure” in the Prospectus. With respect to each WCMA Fund’s Class 2, Class 3 and Class 4 shares, the Manager and Distributor have entered into a contractual arrangement to waive and/or reimburse a portion of each Fund’s fees and expenses to ensure that the net expenses for a Fund’s (i) Class 2 shares is .32% (with respect to Money Fund and Government Fund) or .35% (with respect to the Tax-Exempt Fund and Treasury Fund), as applicable, higher than that of each corresponding Master LLC’s initial feeder fund, and (ii) Class 3 and Class 4 shares is equal to that of the corresponding Master LLC’s initial feeder fund. This fee/expense waiver or reimbursement includes distribution and/or service fees. These arrangements have a one-year term and are renewable.

Transfer Agency Services

The table below sets forth information about the total amounts paid by each Fund to the transfer agent for the past three fiscal years.

Fiscal Year Ended March 31,	Money Fund	Government Fund	Tax-Exempt Fund	Treasury Fund

2008	$856,857	$24,066	$75,476	$28,527

2007	$847,794	$22,457	$66,041	$26,801

2006	$840,775	$21,414	$51,874	$26,860

Accounting Services

The tables below show the amounts paid by each Master LLC to State Street Bank and Trust Company (“State Street”), the Manager and FAM, each Master LLC’s previous manager, for accounting services for the past three fiscal years.

WCMA Money

	Money LLC
Fiscal Year Ended March 31,	Paid to State Street(a)	Paid to FAM	Paid to the Manager

2008	$1,257,592	N/A	$345,127

2007	$1,032,503	$178,427(b)	$158,916(c)

2006	$1,486,961	$335,557	N/A

(a)	For providing services to the Fund and Master LLC.
(b)	For the period April 1, 2006 to September 29, 2006.
(c)	For the period September 29, 2006 to March 31, 2007.

WCMA Government

	Government LLC
Fiscal Year Ended March 31,	Paid to State Street(a)	Paid to FAM	Paid to the Manager

2008	$165,117	N/A	$19,232

2007	$195,256	$10,015(b)	$9,084(c)

2006	$215,625	$20,535	N/A

(a)	For providing services to the Fund and Master LLC.
(b)	For the period April 1, 2006 to September 29, 2006.
(c)	For the period September 29, 2006 to March 31, 2007.

WCMA Tax-Exempt

	Tax-Exempt LLC
Fiscal Year Ended March 31,	Paid to State Street(a)	Paid to FAM	Paid to the Manager

2008	$743,696	N/A	$206,968

2007	$677,942	$102,429(b)	$87,732(c)

2006	$1,002,558	$220,752	N/A

(a)	For providing services to the Fund and Master LLC.
(b)	For the period April 1, 2006 to September 29, 2006.
(c)	For the period September 29, 2006 to March 31, 2007.

WCMA Treasury

	Treasury LLC
Fiscal Year Ended March 31,	Paid to State Street(a)	Paid to FAM	Paid to the Manager

2008	$199,142	N/A	$25,517

2007	$192,285	$11,283(b)	$7,920(c)

2006	$203,197	$19,874	N/A

(a)	For providing services to the Fund and Master LLC.
(b)	For the period April 1, 2006 to September 29, 2006.
(c)	For the period September 29, 2006 to March 31, 2007.

V.	Distribution Related Expenses

The Trustees believe that each Fund’s expenditures under its Distribution and Service Plan are in the best interests of such Fund and its shareholders. All of the amounts expended under the Distribution and Service Plans for the fiscal year ended March 31, 2008 were allocated to Merrill Lynch Financial Advisors, other personnel of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and related administrative costs.

The table below sets forth information about the total distribution fees paid to Merrill Lynch by each Fund including amounts waived for the fiscal year ended March 31, 2008.

WCMA Money

Class Name	Amount Paid	Amount Waived

Class 1	$6,045,996	$0

Class 2	$16,132,973	$6,322,240

Class 3	$11,666,990	$8,786,705

Class 4	$6,469,183	$4,870,528

WCMA Government

Class Name	Amount Paid	Amount Waived

Class 1	$116,470	$0

Class 2	$557,019	$215,543

Class 3	$609,444	$449,003

Class 4	$823,764	$607,288

WCMA Tax-Exempt

Class Name	Amount Paid	Amount Waived

Class 1	$389,754	$0

Class 2	$1,152,618	$555,867

Class 3	$1,534,523	$1,510,815

Class 4	$1,158,031	$1,139,818

WCMA Treasury

Class Name	Amount Paid	Amount Waived

Class 1	$157,894	$0

Class 2	$762,997	$258,300

Class 3	$884,000	$664,957

Class 4	$980,880	$740,248

VI.	Yield Information

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by any Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on the Master LLC’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time. The yield on Government Fund shares and Treasury Fund shares may not, for various reasons, be comparable to the yield on shares of other money market funds or other investments.

	Seven-Day Period Ended March 31, 2008
	Class 1	Class 2	Class 3	Class 4

Money Fund(a)	1.89%	2.53%	2.85%	2.85%

Government Fund(a)	0.29%	0.95%	1.28%	1.28%

Tax-Exempt Fund(b)	0.69%	1.37%	1.70%	1.69%

Treasury Fund(a)	0.34%	0.95%	1.31%	1.31%
(a)	Excludes gains and losses
(b)	Includes gains and losses

VII.	Computation of Offering Price Per Share

An illustration of the computation of the offering price for each class of shares of each Fund based on the value of the respective Fund’s net assets and number of shares outstanding on March 31, 2008 is set forth below:

WCMA Money Fund

	Class 1	Class 2	Class 3	Class 4

Net Assets	$628,646,774	$2,380,485,048	$3,185,572,997	$2,060,454,751

Number of Shares Outstanding	628,614,646	2,380,359,430	3,185,404,340	2,060,349,325

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00	$1.00	$1.00	$1.00

Offering Price	$1.00	$1.00	$1.00	$1.00

WCMA Government Fund

	Class 1	Class 2	Class 3	Class 4

Net Assets	$10,543,655	$88,880,832	$154,833,499	$255,634,085

Number of Shares Outstanding	10,542,813	88,875,321	154,822,533	255,618,231

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00	$1.00	$1.00	$1.00

Offering Price	$1.00	$1.00	$1.00	$1.00

WCMA Tax-Exempt Fund

	Class 1	Class 2	Class 3	Class 4

Net Assets	$42,837,473	$190,315,752	$479,040,781	$393,396,362

Number of Shares Outstanding	42,835,384	190,303,346	479,001,989	393,344,955

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00	$1.00	$1.00	$1.00

Offering Price	$1.00	$1.00	$1.00	$1.00

WCMA Treasury Fund

	Class 1	Class 2	Class 3	Class 4

Net Assets	$33,561,052	$141,915,680	$375,726,841	$499,437,647

Number of Shares Outstanding	33,560,017	141,906,608	375,705,934	499,410,449

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00	$1.00	$1.00	$1.00

Offering Price	$1.00	$1.00	$1.00	$1.00

VIII.	Portfolio Transactions

See Part II “Portfolio Transactions” for more information.

The table below sets forth information about the principal transactions with Merrill Lynch Government Securities Inc. and Merrill Lynch Money Markets Inc. by each Master LLC pursuant to an exemptive order for the past three fiscal years.

	Money LLC		Government LLC
Fiscal Year Ended March 31,	Number of Transactions	Aggregate Amount (millions)	Number of Transactions	Aggregate Amount (millions)

2008	36	$2,637.6	57	$2,852.6

2007	19	$2,309.9	62	$2,610.4

2006	22	$1,668.4	51	$2,181.4

	Tax-Exempt LLC		Treasury LLC
Fiscal Year Ended March 31,	Number of Transactions	Aggregate Amount (millions)	Number of Transactions	Aggregate Amount (millions)

2008	7	$150.0	2	$12.9

2007	9	$299.4	5	$96.4

2006	15	$391.8	3	$72.9

For the fiscal years ended March 31, 2008, 2007 and 2006, the Money LLC’s lending agent received $4,962, $19,247 and $25,045, respectively, in securities lending fees from the Money LLC.

The value of each Master LLC’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) if any portion of such holdings were purchased during the fiscal year ended March 31, 2008 are as follows:

Money LLC

Regular Broker-Dealer	Debt(D)/Equity(E)	Aggregate Holdings (000’s)

UBS AG	D	$536,580

Chase Bank USA, NA	D	$421,425

JP Morgan Chase & Co.	D	$248,818

UBS Finance (Delaware), LLC	D	$234,249

Goldman Sachs Group, Inc.	D	$202,600

Citigroup Funding, Inc.	D	$198,725

Morgan Stanley	D	$24,980

Tax-Exempt LLC

Regular Broker-Dealer	Debt(D)/Equity(E)	Aggregate Holdings (000’s)

Morgan Keegan Municipal Products, Inc.	D	$158,200

Lehman Municipal Trust Receipts	D	$109,090

Goldman Sachs Pool Trust	D	$14,751

IX.	General Information

To the knowledge of each Fund, the following individuals or entities owned beneficially or of record 5% or more of the Funds’ shares as of July 1, 2008.

WCMA Money Fund

Name	Address	Percent and Class

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor, Jacksonville, FL 32246-6484	100% of Class 1

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor, Jacksonville, FL 32246-6484	100% of Class 2

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor, Jacksonville, FL 32246-6484	100% of Class 3

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor, Jacksonville, FL 32246-6484	100% of Class 4

WCMA Government Fund

Name	Address	Percent and Class

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor, Jacksonville, FL 32246-6484	100% of Class 1

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor, Jacksonville, FL 32246-6484	100% of Class 2

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor, Jacksonville, FL 32246-6484	100% of Class 3

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor, Jacksonville, FL 32246-6484	100% of Class 4

WCMA Tax-Exempt Fund

Name	Address	Percent and Class

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor, Jacksonville, FL 32246-6484	100% of Class 1

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor, Jacksonville, FL 32246-6484	100% of Class 2

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor, Jacksonville, FL 32246-6484	100% of Class 3

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor, Jacksonville, FL 32246-6484	100% of Class 4

WCMA Treasury Fund

Name	Address	Percent and Class

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor, Jacksonville, FL 32246-6484	100% of Class 1

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor, Jacksonville, FL 32246-6484	100% of Class 2

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor, Jacksonville, FL 32246-6484	100% of Class 3

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED*	4800 E Deerlake Dr 3rd Floor, Jacksonville, FL 32246-6484	100% of Class 4

*	Record but not beneficial holders of the shares.

Description of Shares

The Declaration of Trust of each Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest in one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. Each Fund is divided into four classes, designated Class 1, Class 2, Class 3 and Class 4. Each Class 1, Class 2, Class 3 and Class 4 share represents interests in the same assets of the Fund and has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears certain expenses related to the account maintenance and distribution of such shares and the additional incremental transfer agency costs resulting from the conversion of shares. Each Class has exclusive voting rights with respect to matters relating to such account maintenance and distribution expenditures. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption and exchange are described elsewhere herein and in the Prospectus of the Funds. Shares of each Fund are fully paid and non-assessable by each Fund.

X.	Financial Statements

Each Fund’s and each Master LLC’s audited financial statements, along with their respective independent registered public accounting firm’s report, are incorporated in this Statement of Additional Information by reference to that Fund’s 2008 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

PART II

Part II of this statement of additional information contains information about the following funds: CMA Arizona Municipal Money Fund (“CMA Arizona”), CMA California Municipal Money Fund (“CMA California”), CMA Connecticut Municipal Money Fund (“CMA Connecticut”), CMA Florida Municipal Money Fund (“CMA Florida”), CMA Massachusetts Municipal Money Fund (“CMA Massachusetts”), CMA Michigan Municipal Money Fund (“CMA Michigan”), CMA New Jersey Municipal Money Fund (“CMA New Jersey”), CMA New York Municipal Money Fund (“CMA New York”), CMA North Carolina Municipal Money Fund (“CMA North Carolina”), CMA Ohio Municipal Money Fund (“CMA Ohio”), and CMA Pennsylvania Municipal Money Fund (“CMA Pennsylvania”), each a series of the CMA Multi-State Municipal Series Trust (collectively, the “CMA State Funds”); CMA Government Securities Fund (“CMA Government Securities”); CMA Money Fund (“CMA Money”); CMA Tax-Exempt Fund (“CMA Tax-Exempt”); CMA Treasury Fund (“CMA Treasury”); WCMA Government Securities Fund (“WCMA Government Securities”); WCMA Money Fund (“WCMA Money”); WCMA Tax-Exempt Fund (“WCMA Tax-Exempt”); WCMA Treasury Fund (“WCMA Treasury”); Merrill Lynch Ready Assets Trust (“Ready Assets Trust”); Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust (“Retirement Reserves”); Merrill Lynch U.S.A. Government Reserves (“U.S.A. Government Reserves”); and Merrill Lynch U.S. Treasury Money Fund (“U.S. Treasury Money”).

Throughout this Statement of Additional Information, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.” The CMA State Funds, CMA Money, CMA Government Securities, CMA Tax-Exempt and CMA Treasury may be collectively referred to herein as the “CMA Funds.” The CMA State Funds and CMA Tax-Exempt may be collectively referred to herein as the “CMA Tax-Exempt Funds.” WCMA Government Securities, WCMA Money, WCMA Tax-Exempt and WCMA Treasury may be collectively referred to herein as the “WCMA Funds.”

Each Fund is organized as a Massachusetts business trust. For ease and clarity of presentation, common shares of beneficial interest are referred to herein as “shares” and the trustees of each Fund are referred to herein as “Trustees.” BlackRock Advisors, LLC is the manager of each Fund and is referred to as “BlackRock” or the “Manager,” and the management agreement applicable to each Fund is referred to as the “Management Agreement.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933 is referred to herein as the “Securities Act”. The Securities and Exchange Commission is referred to herein as the “Commission.”

CMA Money, CMA Government Securities, CMA Tax-Exempt and CMA Treasury as well as all of the WCMA Funds are “feeder” funds (each, a “Feeder Fund”) that invest all of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company organized in Delaware (each, a “Master LLC”), a mutual fund that has the same objective and strategies as the applicable Feeder Fund. All investments will be made at the level of the Master LLC. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master LLC in which it invests. For simplicity, unless the context otherwise requires, this Statement of Additional Information uses the terms “Fund” or “Feeder Fund” to include both a Feeder Fund and its Master LLC.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of this Statement of Additional Information for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied upon by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

	CMA Arizona	CMA California	CMA Connecticut	CMA Florida	CMA Massachusetts	CMA Michigan	CMA New Jersey	CMA New York	CMA North Carolina	CMA Ohio	CMA Pennsylvania	CMA Government Securities
Rule 2a-7 Requirements	X	X	X	X	X	X	X	X	X	X	X	X

Bank Money Instruments

Commercial Paper and Other Short Term Obligations

Foreign Bank Money Instruments

Foreign Short Term Debt Instruments

Forward Commitments												X

Municipal Investments	X	X	X	X	X	X	X	X	X	X	X

Municipal Securities	X	X	X	X	X	X	X	X	X	X	X

Municipal Securities - Derivative Products	X	X	X	X	X	X	X	X	X	X	X

Municipal Notes	X	X	X	X	X	X	X	X	X	X	X

Municipal Commercial Paper	X	X	X	X	X	X	X	X	X	X	X

Municipal Lease Obligations	X	X	X	X	X	X	X	X	X	X	X

Municipal Securities - Short Term Maturity Standards	X	X	X	X	X	X	X	X	X	X	X

Municipal Securities - Quality Standards	X	X	X	X	X	X	X	X	X	X	X

Municipal Securities - Other Factors	X	X	X	X	X	X	X	X	X	X	X

Single State Risk	X	X	X	X	X	X	X	X	X	X	X

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	X	X	X	X	X	X	X	X	X	X	X

Purchase of Securities with Fixed Price “Puts”

Taxable Money Market Securities	X	X	X	X	X	X	X	X	X	X	X	X

Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X

Repurchase Agreements and Purchase and Sale Contracts												X

Reverse Repurchase Agreements

Securities Lending

When-Issued Securities and Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X	X	X	X	X	X

	CMA Money	CMA Tax-Exempt	CMA Treasury	WCMA Government Securities	WCMA Money	WCMA Tax-Exempt	WCMA Treasury	Ready Assets Trust	Retirement Reserves Money Fund	U.S.A. Government Reserves	U.S. Treasury Money Fund
Rule 2a-7 Requirements	X	X	X	X	X	X	X	X	X	X	X

Bank Money Instruments	X				X			X	X

Commercial Paper and Other Short Term Obligations	X				X			X	X

Foreign Bank Money Instruments	X				X			X	X

Foreign Short Term Debt Instruments	X				X			X	X

Forward Commitments	X		X	X	X		X	X	X	X	X

Municipal Investments		X				X

Municipal Securities		X				X

Municipal Securities - Derivative Products		X				X

Municipal Notes		X				X

Municipal Commercial Paper		X				X

Municipal Lease Obligations		X				X

Municipal Securities - Short Term Maturity Standards		X				X

Municipal Securities - Quality Standards		X				X

Municipal Securities - Other Factors		X				X

Single State Risk

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs		X				X

Purchase of Securities with Fixed Price “Puts”		X				X

Taxable Money Market Securities

Repurchase Agreements

Repurchase Agreements and Purchase and Sale Contracts	X			X	X			X	X	X

Reverse Repurchase Agreements	X				X			X	X

Securities Lending	X				X			X	X

When-Issued Securities and Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X			X	X

Rule 2a-7 Requirements. Rule 2a-7 under the Investment Company Act sets forth portfolio diversification requirements applicable to all money market funds. Rule 2a-7 currently requires that each Fund (other than the CMA State Funds) limit its investments in securities issued by any one issuer ordinarily to not more than 5% of its total assets, or, in the event that such securities are not First Tier Securities (as defined in the Rule), not more than 1% of its total assets (in the case of each of CMA Tax-Exempt and WCMA Tax-Exempt only, this 1% limit applies only to Conduit Securities — as defined in the Rule — that are not First Tier Securities). In addition, Rule 2a-7 requires that not more than 5% of each such Fund’s (other than CMA Tax-Exempt and WCMA Tax-Exempt) total assets be invested in Second Tier Securities (as defined in the Rule) or, in the case of CMA Tax-Exempt and WCMA Tax-Exempt, Second Tier Conduit Securities (as defined in the Rule). Rule 2a-7 requires each CMA State Fund with respect to 75% of its total assets to limit its investments in securities issued by any one issuer ordinarily to not more than 5% of its total assets, or, in the event that such securities are Conduit Securities that are not First Tier Securities, not more than 1% of its total assets. With respect to 25% of its total assets, each CMA State Fund may invest more than 5% of its total assets in securities issued by a single issuer provided those securities are First Tier Securities. In addition, Rule 2a-7 requires that not more than 5% of each CMA State Fund’s total assets be invested in Second Tier Conduit Securities. The Rule requires each Fund to be diversified (as defined in the Rule) other than with respect to Government Securities and securities subject to a Guarantee Issued by a Non-Controlled Person (as defined in the Rule), although the Rule contains separate diversification requirements for guarantees and demand features.

Bank Money Instruments. Certain Funds may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks, savings and loan associations, and other institutions. Such obligations include but are not limited to certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. For example, the obligations may be issued by (i) U.S. or foreign depository institutions, (ii) foreign branches or subsidiaries of U.S. depository institutions (“Eurodollar” obligations), (iii) U.S. branches or subsidiaries of foreign depository institutions (“Yankeedollar” obligations) or (iv) foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for each Fund. CMA Money, WCMA Money and Retirement Reserves may invest only in Eurodollar obligations that, by their terms, are general obligations of the U.S. parent bank. CMA Money and WCMA Money may only invest in Yankeedollar obligations issued by U.S. branches or subsidiaries of foreign banks that are subject to state or Federal banking regulations in the U.S. and that by their terms are general obligations of the foreign parent. No Fund will invest more than 25% of its total assets (taken at market value at the time of each investment) in obligations of foreign depository institutions and their foreign branches and subsidiaries or in obligations of foreign branches or subsidiaries of U.S. depository institutions that are not backed by the U.S. parent. The Funds treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks as obligations issued by domestic banks (not subject to the 25% limitation) if the branch or subsidiary is subject to the same bank regulation as U.S. banks.

Eurodollar and Yankeedollar obligations, as well as other obligations of foreign depository institutions and short term obligations issued by other foreign entities, may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the repayment of principal and the payment of interest. The issuers of such obligations may not be subject to U.S. regulatory requirements. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Funds may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Funds held overseas will be held by foreign branches of each Fund’s custodian or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

The Manager will carefully consider the above factors in making investments in Eurodollar obligations, Yankeedollar obligations of foreign depository institutions and other foreign short term obligations, and will not knowingly purchase obligations that, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, a Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom or other industrialized nations.

Bank money instruments in which a Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that a Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured and if, as a result of such purchase, no more than 10% of total assets (taken at market value), are invested in such certificates of deposit.

Commercial Paper and Other Short Term Obligations. Commercial paper (including variable amount master demand notes and other variable rate securities, with or without forward features) refers to short term unsecured promissory notes issued by corporations, partnerships, trusts or other entities to finance short term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short term obligations issued by trusts, corporations, partnerships or other entities include mortgage-related or asset-backed instruments, including pass-through certificates such as participations in, or bonds and notes backed by, pools of mortgage, automobile, manufactured housing or other types of consumer loans; credit card or trade receivables or pools of mortgage-backed or asset-backed securities. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Some structured financings also use various types of swaps, among other things, to issue instruments that have interest rate, quality or maturity characteristics necessary or desirable for a Fund. These swaps may include so-called credit default swaps that might depend for payment not only on the credit of a counterparty, but also on the obligations of another entity, the “reference entity.”

Foreign Bank Money Instruments. Foreign bank money instruments refer to U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as, but not limited to, certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign depository institutions and their foreign branches and subsidiaries may be the general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for a Fund. A Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations. Investments in foreign entities generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

Foreign Short term Debt Instruments. Foreign short term debt instruments refer to U.S. dollar-denominated commercial paper and other short term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. These investments generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

Forward Commitments. Certain Funds may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A Fund will segregate assets consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.

There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Municipal Investments

Municipal Securities. Certain Funds invest primarily in a portfolio of short term municipal obligations issued by or on behalf of the states, their political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which (and/or, in the case of property taxes, the value of which) is excludable, in the opinion of bond counsel to the issuer, from gross income for purposes of Federal income taxes and the applicable state’s taxes (“State Taxes”). Obligations that pay interest that is excludable from gross income for Federal income tax purposes are referred to herein as “Municipal Securities,” and obligations that pay interest that is excludable from gross income for Federal income tax purposes and are exempt from the applicable State Taxes are referred to as “State Municipal Securities.” Unless otherwise indicated, references to Municipal Securities shall be deemed to include State Municipal Securities.

Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is excludable from gross income for Federal income tax purposes.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds (or “industrial development bonds” under pre-1986 law) are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. In addition, private activity bonds may pay interest that is subject to the Federal alternative minimum tax. A Fund’s portfolio may include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issuer. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.

A Fund’s ability to distribute dividends exempt from Federal income tax will depend on the exclusion from gross income of the interest income that it receives on the Municipal Securities in which it invests. A Fund will only purchase a Municipal Security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes (the “tax exemption opinion”).

Events occurring after the date of issuance of the Municipal Securities, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Internal Revenue

Code of 1986, as amended (the “Code”) establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of the Municipal Securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Securities generally covenant to comply with such requirements and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such Municipal Securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.

In addition, the Internal Revenue Service (“IRS”) has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the Municipal Securities held by a Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes either because the IRS has taken a legal position adverse to the conclusion reached by the counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation.

If interest paid on a Municipal Security in which a Fund invests is determined to be taxable subsequent to the Fund’s acquisition of such security, the IRS may demand that such Fund pay taxes on the affected interest income and, if the Fund agrees to do so, its yield could be adversely affected. If the interest paid on any Municipal Security held by a Fund is determined to be taxable, such Fund will dispose of the security as soon as practicable. A determination that interest on a security held by a Fund is includable in gross income for Federal or state income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exclusion for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of each Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objectives and policies and consider changes in structure. See “Dividends and Taxes - Taxes.”

Municipal Securities—Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more underlying bonds coupled with a right to sell (“put”) that Fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership that provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments that grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an underlying bond in accordance with a governing agreement. A Fund may also invest in other forms of short term Derivative Products eligible for investment by money market funds.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the underlying bonds. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such Fund to the extent represented by such Derivative Products, would be deemed taxable at the Federal and/or state level.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors are paid out of the assets, if any, that remain.

Municipal Lease Obligations. Also included within the general category of the State Municipal Securities are Certificates of Participation (“COPs”) issued by governmental authorities as entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of such Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s Investor Service, Inc. (“Moody’s”), or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement, such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Municipal Securities - Short-Term Maturity Standards. All of the investments of a Fund in Municipal Securities will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund’s portfolio will be 90 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features that, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

The maturities of Variable Rate Demand Obligations (“VRDOs”) (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDOs on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by a Fund through the demand feature, VRDOs mature on a specified date, which may range up to 30 years from the date of issuance. See “VDROs and Participating VDROs” below.

Municipal Securities - Quality Standards. A Fund’s portfolio investments in municipal notes and short term tax-exempt commercial paper will be limited to those obligations that are (i) secured by a pledge of the full faith and credit of the United States or (ii) rated, or issued by issuers that have been rated, in one of the two highest rating categories for short term municipal debt obligations by an NRSRO or, if not rated, of comparable quality as determined under procedures approved by the Trustees. A Fund’s investments in municipal bonds will be in issuers that have received from the requisite NRSROs a rating, with respect to a class of short term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short term obligations or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. Certain Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities that have the ratings described above. For a description of debt ratings, see Appendix A —”Description of Debt Ratings.”

A Fund may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Preservation of capital is a prime investment objective of the Funds, and while the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreements and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

Municipal Securities - Other Factors. Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund’s portfolio. Not all short term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities, which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments, which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund’s portfolio.

Because certain Funds may at times invest a substantial portion of their assets in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment in such credit enhanced securities may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Changes to the Code limit the types and volume of securities qualifying for the Federal income tax exemption of interest, which may affect the availability of Municipal Securities for investment by the Funds, which could, in turn, have a negative impact on the yield of the portfolios. A Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares.

Single State Risk. Because certain Funds invest primarily in the Municipal Securities of a single state, each such Fund is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a fund that is not concentrated in issuers of a single state’s State Municipal Securities to this degree. Because each Fund’s portfolio will be comprised primarily of short term, high quality securities, each Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities.

A Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities such as, for example, securities the interest on which is paid from revenues of similar types of projects. As a result, each Fund may be subject to greater risk than funds that do not follow this practice.

VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy its short term maturity and quality standards.

Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. Certain Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs. Neither CMA Tax-Exempt nor WCMA Tax-Exempt currently intends to invest more than 20% of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will, therefore, be subject to each Fund’s restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

Purchase of Securities with Fixed Price “Puts.” Certain Funds have authority to purchase fixed rate Municipal Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed-upon rate at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDOs and Participating VRDOs that enable certain Funds to dispose of such a security at a time when the market value of the security approximates its par value.

Taxable Money Market Securities. Certain Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which certain Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.

The standards applicable to Taxable Securities in which certain Funds invest are essentially the same as those described above with respect to Municipal Securities. Certain Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured.

Taxable Securities in which certain Funds may invest will be rated, or will be issued by issuers that have been rated, in one of the two highest rating categories for short term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain Funds will not invest in taxable short term money market securities.

Repurchase Agreements and Purchase and Sale Contracts. Funds may invest in Taxable Securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof that meets the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to a Fund will depend upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.

From time to time, a Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements and, with purchase and sale contracts, the purchaser receives any interest on the security paid during the period of the contract.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that (i) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase and (ii) the price of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Lending. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. Each Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to affiliates of the Fund and to retain an affiliate of the Fund as lending agent.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

Diversification Status

Each Fund’s investments will be limited in order to allow the Fund to continue to qualify as a regulated investment company (“RIC”) under the Code. To qualify, among other requirements, each Fund will limit its investments so that at the close of each quarter of the taxable year (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income). For purposes of this restriction, the CMA State Funds, CMA Tax-Exempt and WCMA Tax-Exempt generally will regard each state and each of its political subdivisions, agencies or instrumentalities, and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of CMA State Funds, CMA Tax-Exempt and WCMA Tax-Exempt to the extent necessary to comply with changes to the Federal tax requirements. See “Dividends and Taxes — Taxes.”

Each Fund other than the CMA State Funds elects to be classified as “diversified” under the Investment Company Act and must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Trustees and Officers

See Part I, Section III “Information on Trustees and Officers — Biographical Information,” “—Share Ownership and “—Compensation of Trustees” of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Trustees and officers of your Fund, including Trustees’ compensation.

Management Arrangements

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.

Management Fee. Each Fund has entered into a management agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information. Each Management Agreement obligates the Manager to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Manager is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees of the Fund who are affiliated persons of the Manager or any affiliate.

For Funds that do not have an administration agreement with the Manager, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by FAM Distributors, Inc. or BlackRock Distributors, Inc., or in the case of the CMA Funds and WCMA Funds, Merrill Lynch, Pierce, Fenner & Smith Incorporated (each a “Distributor”, and collectively the “Distributors”), as applicable, charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Trustees who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributors pay certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Sub-Advisory Fee. The Manager of each Fund has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in each such Fund’s prospectus (the “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to the Fund. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

Organization of the Manager. The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. (“ML & Co.”) combined Merrill Lynch Investment Managers, L.P. (“MLIM”) and certain affiliates with BlackRock, Inc. to create a new asset management company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. As a result of that transaction, ML & Co., a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, owns approximately 49% of BlackRock, Inc., The PNC Financial Services Group, Inc. (“PNC”) owns approximately 34%, and approximately 17% is held by employees and public shareholders. ML & Co. and PNC may be deemed to be “controlling persons” of the Manager (as defined under the Investment Company Act) because of their ownership of BlackRock Inc.’s voting securities or their power to exercise a controlling influence over BlackRock, Inc.’s management or policies. Each Sub-Adviser is an affiliate of the Manager and is an indirect wholly owned subsidiary of BlackRock, Inc.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement and each Sub-Advisory Agreement will remain in effect from year to year if approved annually (a) by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund and (b) by a majority of the Trustees who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. Each Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Other Service Arrangements

Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information (each, an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV “Management and Advisory Arrangements” of that Fund’s Statement of Additional Information.

For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Trustees of the Fund who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue from year to year if approved annually (a) by the Board of Trustees of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Trustees of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as each Fund’s Transfer Agent pursuant to a Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Ready Assets Trust, U.S.A. Government Reserves and U.S. Treasury Money each pay a fee of $15.00 per account. The CMA Funds and WCMA Funds each pay a fee of $10.00 per account. Retirement Reserves pays a fee of $6.50 per account with less than $1 million in assets and $6.00 per account for each account with greater than $1 million in assets thereafter. Each Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses. Additionally, with respect to each Fund, a $0.20 monthly closed account charge will generally be assessed on all accounts that close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of each Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system provided the recordkeeping system is maintained by a subsidiary of ML & Co. See Part I, Section IV “Management and Advisory Arrangements — Transfer Agency Fees” of each Fund’s Statement of Additional Information for information on the transfer agency fees paid by your Fund for the periods indicated. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund, which is comprised solely of non-interested Trustees, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund are identified on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

Accounting Services. Each Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”), pursuant to which State Street provides certain accounting services to the Fund. Each Fund pays a fee for these services. State Street provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

See Part I, Section IV “Management and Advisory Arrangements — Accounting Services” of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund and, if applicable, Master LLC, to State Street, the Manager and/or the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the applicable Distributors in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). See the cover page to Part I of each Fund’s Statement of Additional Information for the identity of your Fund’s Distributors. The Distribution Agreements obligate each Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, each Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributors also pay for other supplementary sales literature and advertising costs. Each Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

Code of Ethics

Each Fund, the Manager, each Sub-Adviser and each Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund.

Selective Disclosure of Portfolio Holdings

Pursuant to policies and procedures adopted by each Fund and the Manager, each Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings. The Board of Trustees of each Fund has approved the adoption by the Fund of the policies and procedures set forth below, and has delegated to the Manager the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board provides ongoing oversight of the Fund’s and Manager’s compliance with the policies and procedures. As part of this oversight function, the Trustees receive from the Fund’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures.

Examples of the information that may be disclosed pursuant to the Fund’s policies and procedures would include (but is not limited to) specific portfolio holdings – including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the portfolio manager’s discussion of Fund performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Fund may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Fund’s shares, affiliates of the Fund, third party service providers to the Fund, lenders to the Fund, and independent rating agencies and ranking organizations. The Fund, the Manager and its affiliates receive no compensation or other consideration with respect to such disclosures.

Subject to the exceptions set forth below, Confidential Information relating to a Fund may not be disclosed to persons not employed by the Manager or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., Fund annual report), a press release or placement on a publicly-available internet website, including our website at www.blackrock.com. If the Confidential Information has not been publicly disclosed, an employee of the Manager who wishes to distribute Confidential Information relating to the Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Manager will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Manager’s Legal Department in which the person or company (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of an attorney in the Manager’s Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Manager’s Legal Department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Manager’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Fund’s shareholders. In connection with day-to-day portfolio management, the Fund may disclose Confidential Information to executing broker-dealers that is less than thirty days old in order to facilitate the purchase and sale of portfolio holdings. The Fund has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Fund and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Manager’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Fund’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Manager’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Service Arrangements – Potential Conflicts of Interest” in this Statement of Additional Information.

Confidential Information – whether or not publicly disclosed – may be disclosed to Fund Trustees, the independent Trustees’ counsel, the Fund’s outside counsel, accounting services provider and independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Fund’s Chief Compliance Officer or the Manager’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Fund, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Fund’s and Manager’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

The Manager and its affiliates have entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

The Manager has entered into ongoing arrangements to provide monthly and quarterly selective disclosure of Fund portfolio holdings to the following persons or entities:

Fund’s Board of Trustees and, if necessary, independent Trustees’ counsel and Fund counsel

Fund’s Transfer Agent

Fund’s independent registered public accounting firm

Fund’s accounting services provider – State Street Bank and Trust Company

Fund Custodian

Independent rating agencies – Morningstar, Inc. and Lipper Inc.

Information aggregators – Wall Street on Demand, Thomson Financial, eVestment Alliance and Informa

PSN Investment Solutions

Sponsors of 401(k) plans that include BlackRock-advised funds – E.I. Dupont de Nemours and Company, Inc.

Consultants for pension plans that invest in BlackRock-advised funds – Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West; Callan Associates; Brockhouse & Cooper; Cambridge Associates; Mercer;

Morningstar/Investorforce; Russell Investments (Mellon Analytical Solutions) and Wilshire Associates

Portfolio Compliance Consultants – i-Flex Solutions, Inc.

Other than with respect to the Board of Trustees, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. Each Director has a fiduciary duty as a director to act in the best interests of the Fund and its shareholders. Selective disclosure is made to the Fund’s Board of Trustees and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Fund. Selective disclosure is made to the Fund’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Fund, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Manager’s Legal Department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

The Fund and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Conduct – all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit – the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities – including securities held by the Fund – about which the Manager has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

Activities of the Manager; BlackRock, Inc. and its affiliates (collectively, “BlackRock”); The PNC Financial Services Group, Inc. and its affiliates (collectively, “PNC”); Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”); and Other Accounts Managed by BlackRock, PNC or Merrill Lynch.

BlackRock is one of the world’s largest asset management firms with over $1 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, Merrill Lynch and PNC are affiliates of one another. BlackRock, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund (collectively, “Affiliates”), are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Fund. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When the Manager and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund.

In addition, transactions in investments by one or more other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock, PNC, Merrill Lynch or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock, PNC or Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by the Manager and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Manager, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Manager and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Fund, the Manager may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). The Manager will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates (including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that the Manager will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Manager in managing a Fund.

In addition, certain principals and certain employees of the Manager are also principals or employees of BlackRock, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

The Manager may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the Commission, BlackRock, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or advisor or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds.

A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. The Manager and its advisory affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

The Manager may select brokers (including, without limitation, Affiliates of the Manager) that furnish the Manager, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Manager’s view, appropriate assistance to the Manager in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that the Manager uses soft dollars, it will not have to pay for those products and services itself. The Manager may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Manager receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Manager.

The Manager may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Manager believes are useful in their investment decision-making process. The Manager may from time to time choose not to engage in the above described arrangements to varying degrees.

The Manager may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by the Manager even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by the Manager. This would have the effect of reducing the access fees paid by the Manager. The Manager will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock, PNC, Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or another Affiliate. In making investment decisions for a Fund, the Manager is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, the Manager may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock, PNC, Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock, PNC, Merrill Lynch or their Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors, there may be instances where the Fund’s pricing vendors assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

BlackRock may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds.

For example, BlackRock may participate in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help BlackRock understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Funds may receive fees from BlackRock or the Funds in connection with the distribution of shares in the Funds or other BlackRock products. For example, BlackRock may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by the Manager. BlackRock may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. BlackRock’s membership in such organizations allows BlackRock to participate in these conferences and educational forums and helps BlackRock interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, BlackRock’s personnel, including employees of BlackRock, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds. In addition, BlackRock, including the Manager, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. BlackRock’s personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.

To the extent permitted by applicable law, BlackRock may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds and/or other BlackRock products. In addition to placement fees, sales loads or similar distribution charges, such payments may be made out of BlackRock’s assets, or amounts payable to BlackRock rather than a separately identified charge to the Funds or other products. Such payments may compensate Intermediaries for, among other things: marketing the Funds and other products; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by BlackRock may also compensate Intermediaries for sub-accounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products. See also, “Purchase of Shares – Other Compensation to Selling Dealers” in this Statement of Additional Information.

The payments made by BlackRock may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly managed fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

The Manager, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Manager that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund and the Manager each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the

operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

The Manager and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or the Manager by the Commission. These transactions would be effected in circumstances in which the Manager determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock, PNC or Merrill Lynch or another Affiliate and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when the Manager may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Manager on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Manager on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Manager, in its sole discretion, deems it appropriate.

A Fund’s custody arrangements could give rise to a potential conflict of interest with the Manager where the Manager has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap a Fund’s expenses. This is because a Fund’s custody arrangements may provide for a reduction in custody fees as a result, for example, of a Fund’s leaving cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements the Manager would be required to make to the Fund. This could be viewed as having the potential to provide the Manager with an incentive to keep high positive cash balances for Funds with expense caps in order to offset custody fees that the Manager might otherwise reimburse. However, the Manager’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to Fund performance.

Present and future activities of BlackRock and its Affiliates, including the Manager, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Each Fund offers its shares without a sales charge at a price equal to the net asset value next determined after a purchase order becomes effective. Each Fund attempts to maintain a net asset value per share of $1.00. Share purchase orders are effective on the date Federal Funds become available to a Fund. If Federal Funds are available to a Fund prior to the determination of net asset value on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Federal Funds are a commercial bank’s deposits in a Federal Reserve Bank and can be transferred from one member bank’s account to that of another member bank on the same day and thus are considered to be immediately available funds. Any order may be rejected by a Fund or the Distributors.

Shareholder Services

Each Fund offers a number of shareholder services described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from each Fund, by calling the telephone number on the cover page to Part I of your Fund’s Statement of Additional Information, or from the Distributors.

The types of shareholder service programs offered to Ready Assets Trust shareholders include: Investment Account; Fee-Based Programs; Automatic Investment Plan; Accrued Monthly Payout Plan; Systematic Withdrawal Plan; and Retirement and Education Savings Plans.

Purchase of Shares by all Investors other than CMA service (or other Merrill Lynch central asset account program) Subscribers, WCMA service (or other Merrill Lynch business account program) Subscribers and Shareholders of Retirement Reserves

The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. Each Fund may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. For pension, profit sharing, individual retirement and certain other retirement plans, including self-directed retirement plans for which Merrill Lynch acts as passive custodian and the various retirement plans available from the Distributors, the minimum initial purchase is $100 and the minimum subsequent purchase is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer-sponsored retirement or savings plans, such as tax-qualified retirement plans within the meaning of Section 401(a) of the Code, deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100.

If you are not a CMA service (or other Merrill Lynch central asset account program) subscriber, you may purchase shares of a CMA Fund directly through the Transfer Agent in the manner described below under “Methods of Payment—Payment to the Transfer Agent.” Shareholders of the CMA Funds who do not subscribe to the CMA service (or other Merrill Lynch central asset account program) will not pay the applicable program fee, and will not receive any of the services available to program subscribers such as the card/check account or automatic investment of free cash balances.

Rights of Accumulation. Under the Right of Accumulation, the current value of an investor’s existing shares in any BlackRock-advised fund, including the Funds, may be combined with the amount of the investor’s current purchase in determining the applicable sales charge. In order to receive the cumulative quantity reduction, previous purchases of shares must be called to the attention of the Transfer Agent, financial adviser or other financial intermediary by the investor at the time of the current purchase.

Letter of Intent. An investor may qualify for a reduced sales charge for purchases of BlackRock-advised funds immediately by signing a Letter of Intent stating the investor’s intention to invest during the next 13 months a specified amount in shares of BlackRock-advised funds, including the Funds, which, if made at one time, would qualify for a reduced sales charge. The 13-month period begins on the day the Transfer Agent receives the Letter of Intent. The investor must instruct the Transfer Agent upon making subsequent purchases that such purchases are subject to a Letter of Intent.

Methods of Payment

Payment Through Securities Dealers. You may purchase shares of a Fund through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with a Distributor. In such a case, the dealer will transmit payment to the Fund on your behalf and will supply the Fund with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day the order is placed. Merrill Lynch has an order procedure pursuant to which you can have the proceeds from the sale of listed securities invested in shares of a Fund on the day you receive the proceeds in your Merrill Lynch securities accounts. If you have a free cash balance (i.e., immediately available funds) in securities accounts of Merrill Lynch, your funds will not be invested in a Fund until the day after the order is placed with Merrill Lynch. Shareholders of the CMA Funds not subscribing to the CMA service (or other Merrill Lynch central asset account program) can purchase shares of a CMA fund only through the Transfer Agent.

Payment by Wire. If you maintain an account directly with the Transfer Agent, you may invest in a Fund through wire transmittal of Federal Funds to the Transfer Agent. A Fund will not be responsible for delays in the wiring system. Payment should be wired to First Union National Bank of Florida. You should give your financial institution the following wiring instructions: ABA #063000021, DDA #2112600061186, Financial Data Services, Inc. The wire should identify the name of the Fund, and should include your name and account number. Failure to submit the required information may delay investment. We urge you to make payment by wire in Federal Funds. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Payment to the Transfer Agent. Payment made by check may be submitted directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. If you are opening a new account, you must enclose a completed Purchase Application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement. Checks should be made payable to the Distributor. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

Purchases of Shares of U.S.A. Government Reserves Through Merrill Lynch Plans

Shares of U.S.A. Government Reserves are also offered to participants in certain retirement plans for which Merrill Lynch acts as custodian (“Custodial Plans”). Shares of the Fund are no longer available for purchase in an individual retirement account (“IRA”), individual retirement rollover account (“IRRA®”), Roth individual retirement account (“Roth IRA”), simplified employee pension plan (“SEP”), simple retirement account (“SRA”) and Coverdell Education Savings Accounts (“ESAs”) (formerly known as “Education IRAs”) established after December 6, 1999. Accounts opened prior to December 6, 1999 may continue to purchase shares as set forth below. Accounts for the Retirement Selector Account (“RSA”) or the BasicSM Plans may continue to purchase shares of the Fund, regardless of the date the account was established. Information concerning the establishment and maintenance of Custodial Plans and investments by Custodial Plan accounts is contained in the Custodial Plan documents available from Merrill Lynch.

Special purchase procedures apply in the case of the Custodial Plans. The minimum initial purchase for participants in Custodial Plans is $100, and the minimum subsequent purchase is $1. In addition, participants in certain of the Custodial Plans may elect to have cash balances in their Custodial Plan account automatically invested in the Fund.

Cash balances of participants who elect to have funds automatically invested in U.S.A. Government Reserves will be invested as follows: Cash balances arising from the sale of securities held in the Custodial Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Fund and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Custodial Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Custodial Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Fund and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Custodial Plan account or from a contribution to the Custodial Plan are invested in shares of the Fund on the business day following the date the payment is received in the Custodial Plan account.

If you do not elect to have cash balances automatically invested in shares of U.S.A. Government Reserves you may enter a purchase order through your Financial Advisor or service representative.

Purchase of Shares by CMA Service Subscribers

Merrill Lynch Programs. Shares of the CMA Funds are offered to participants in the CMA service, to participants in certain other Merrill Lynch central asset account programs and to individual investors maintaining accounts directly with the Funds’ Transfer Agent. If you participate in the CMA service, you generally will have free cash balances invested in shares of the Fund you designated as the primary investment account (“Money Account”) as described below.

The CMA service has different sweep features and annual participation fees than a WCMA account.

You may also elect to have free cash balances invested in individual money market deposit accounts pursuant to the Insured Savings Account or in one or more bank deposit accounts at Merrill Lynch Bank USA and/or Merrill Lynch Bank & Trust Co. (the “Merrill Lynch Banking Advantage Program”), Merrill Lynch’s affiliated FDIC insured depository institution. For more information about these alternatives, you should contact your Financial Advisor.

If you subscribe to the CMA service, you have the option to change the designation of your Money Account at any time by notifying your Financial Advisor. At that time, you may instruct your Financial Advisor to redeem shares of a Fund designated as the Money Account and to transfer the proceeds to the newly designated Money Account. Each CMA Fund has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the CMA Fund’s shareholders to issue additional shares. If sales of shares of the CMA Tax-Exempt are suspended and you have designated this Fund as your Money Account, you may designate one of the CMA State Funds (if available) as the Money Account and vice versa. Alternatively, you may designate the Insured Savings Account or an account at the Merrill Lynch Banking Advantage Program as your Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts, including the investment of free cash balances in such accounts in an account at the Merrill Lynch Banking Advantage Program.

Automatic Purchases (CMA Tax-Exempt and CMA State Funds): Free cash balances in a program account are automatically invested in shares of the Fund designated as your Money Account not later than the first business day of each week on which the New York Stock Exchange (the “NYSE”) or New York banks are open, which normally will be Monday. Free cash balances from the following transactions will be invested automatically prior to the automatic weekly sweeps on the next business day following receipt of the proceeds: (i) proceeds from the sale of securities that do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities, (ii) from the sale of securities settling on a same day basis; and (iii) free cash balances of $1,000 or more arising from cash deposits into a subscriber’s account, dividend and interest payments or any other source unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made. In that case, the resulting free cash balances are invested on the second following business day. If you wish to make a cash deposit, you should contact your Merrill Lynch Financial Advisor for information concerning the local office’s cashiering deadline. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.

(All CMA Funds except for CMA Tax-Exempt Funds): In limited circumstances, free cash balances in certain Merrill Lynch central asset account programs may be swept into CMA Money; however, generally new cash balances in program accounts will be swept automatically into one or more bank deposit accounts established through the Merrill Lynch Banking Advantage Program chosen by the participant as his or her Money Account. Debits in CMA accounts will be paid from balances in CMA Money, CMA Government Securities and CMA Treasury until those balances are depleted. Free cash balances in CMA accounts electing the tax-exempt sweep options will continue to be swept into one of CMA Tax-Exempt Funds.

Manual Purchases (All CMA Funds): If you subscribe to the CMA service, you may make manual investments of $1,000 or more at any time in shares of a CMA Fund not selected as your Money Account. Manual purchases take effect on the day following the day the order is placed by Merrill Lynch with the Fund, except that orders involving cash deposits made on the date of a manual purchase take effect on the second business day thereafter, if they are placed with the Fund after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, if you enter manual purchase orders that include cash deposits made on that day after the cashiering deadline, you will not receive the daily dividend which you would have received had your order been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. If you desire further information on this method of purchasing shares, you should contact your Financial Advisor.

Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA service (or other Merrill Lynch central asset account program) for any reason.

All purchases of Fund shares and dividend reinvestments will be confirmed to CMA service (or other Merrill Lynch central asset account program) subscribers (rounded to the nearest share) in the monthly transaction statement.

Working Capital ManagementSM Account. Merrill Lynch, in conjunction with another subsidiary of ML & Co., offers a modified version of the CMA service designed for corporations and other businesses. This account, the Working Capital ManagementSM Account (“WCMA”) financial service (“WCMA service”), provides participants with the features of a regular CMA account plus optional lines of credit. The WCMA service has sweep features and annual participation fees different from those of a CMA account. A brochure describing the WCMA service as well as information concerning charges for participation in the program is available from Merrill Lynch.

Certain participants in the WCMA service are able to invest funds in one or more designated CMA Funds. Checks and other funds transmitted to a WCMA service account generally will be applied in the following order: (i) to the payment of pending securities transactions or other charges in the participant’s securities account, (ii) to reduce outstanding balances in the lines of credit available through such program and (iii) to purchase shares of the designated CMA Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated CMA Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service account from the sale of securities will be invested in the designated CMA Fund as described above. The amount received in a WCMA service account prior to the cashiering deadline of the Merrill Lynch office in which the deposit is made will be invested on the second business day following Merrill Lynch’s receipt of the check. Redemptions of CMA Fund shares will be effected as described below under “Redemption of Shares — Redemption of Shares by CMA Service Subscribers — Automatic Redemptions” to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service subscribers. WCMA service subscribers that have a line of credit will, however, be permitted to maintain a minimum CMA Fund balance. For subscribers who elect to maintain such a balance, debits from check use will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer certain CMA Funds to participants in other Merrill Lynch-sponsored programs. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. You can obtain more information on the services and fees associated with such programs by contacting your Financial Advisor.

Purchase of Shares of WCMA Funds by WCMA Service Subscribers

Eligibility. Shares of the WCMA Funds are offered to certain subscribers in the WCMA service and in certain other Merrill Lynch business account programs. WCMA service or other business account program subscribers generally will have available cash balances invested in the Fund designated by the subscriber as the primary investment account (the “Primary Money Account”). A subscriber also may elect to have available cash balances deposited in certain other money market funds or individual money market accounts pursuant to the Insured SavingsSM Account.

The WCMA service and certain other Merrill Lynch business account programs have sweep features and annual participation fees different from those of a CMA account.

Purchases of shares of a WCMA Fund designated as the Primary Money Account will be made pursuant to the automatic or manual purchase procedures described below.

WCMA Tax-Exempt has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares. If sales of shares of WCMA Tax-Exempt are suspended, a shareholder who has designated such Fund as its Primary Money Account will be permitted to designate another eligible money fund (if available) as the primary account. A WCMA Tax-Exempt Fund shareholder may alternatively designate the Insured Savings Account as its Primary Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts.

Subscribers in the WCMA service or other business account program have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch Financial Advisor. At that time, a subscriber may instruct its Financial Advisor to redeem shares of a WCMA Fund designated as the Primary Money Account and to transfer the proceeds to the share class that the subscriber is eligible to own in the newly-designated Primary Money Account.

Automatic Purchases. The delay with respect to the automatic investment of cash balances in a subscriber’s account in shares of the Fund designated as the subscriber’s Primary Money Account is determined by the subscriber’s WCMA service or other business account program tier assignment. For further information regarding the timing of sweeps for each tier, a subscriber should consult with its Merrill Lynch Financial Advisor or the relevant service account agreement and program description.

Manual Purchases. Subscribers in the WCMA service or other business account program may make manual investments of $1,000 or more at any time in shares of a WCMA Fund not selected as that investor’s Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, WCMA service or other business account program subscribers who enter manual purchase orders that include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $1,000,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. A WCMA service or other business account program subscriber desiring further information on this method of purchasing shares should contact its Merrill Lynch Financial Advisor.

Merrill Lynch reserves the right to terminate a subscriber’s participation in the relevant service for any reason.

All purchases of the WCMA Funds’ shares and dividend reinvestments will be confirmed to WCMA service or other business account program subscribers (rounded to the nearest share) in the monthly transaction statement.

WCMA Multiple Class Structure. Each WCMA Fund offers four share classes, each with its own ongoing fees, expenses and other features. A subscriber must be eligible to own a particular class of shares. Reference is made to “Your Account — WCMA Multiple Class Structure” in the Prospectus for certain information with respect to the eligibility requirements to own Class 1, Class 2, Class 3 and Class 4 shares of each WCMA Fund.

Each Class 1, Class 2, Class 3 or Class 4 share of a WCMA Fund represents an identical interest in that Fund and has the same rights, except that each class of shares bears to a different degree the expenses of the service fees and distribution fees and the additional incremental transfer agency costs resulting from the conversion of shares. See “Your Account — WCMA Multiple Class Structure” in the Prospectus. The distribution fees and service fees that are imposed on each class of shares, are imposed directly against that class and not against all assets of the WCMA Fund and, accordingly, the differing fee rate for each class does not affect the net asset value or have any impact on any other class of shares. Dividends paid by a WCMA Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that service fees and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class may be subject to monthly automatic conversions. See “Your Account — WCMA Multiple Class Structure” in the Prospectus.

WCMA subscribers should understand the purpose and function of different fee rates with respect to each class, which is to provide for the financing of the distribution of each class of shares of the WCMA Funds. Class 4 shares bear the lowest service and distribution fees because larger accounts cost less to service and distribute and those economies are passed on to the subscriber. Class 1 shares bear the highest service and distribution fees because smaller accounts cost more to service and distribute and there are fewer economies to pass on to the subscriber. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Purchase of Shares of Retirement Reserves

Purchases of Retirement Reserves shares by pension, profit-sharing and annuity plans are made by the trustee or sponsor of such plan by payments directly to Merrill Lynch.

Retirement Reserves offers two classes of shares, Class I and Class II shares. Each Class I and Class II share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class II shares bear the expenses of the ongoing distribution fees.

Class I shares of Retirement Reserves are offered to certain Custodial Plans with an active custodial retirement account as of September 30, 1998, any Custodial Plan purchasing shares of the Fund through a Merrill Lynch fee-based program, certain independent pension, profit-sharing, annuity and other qualified plans, and qualified tuition programs established under Section 529 of the Code (collectively, the “Plans”).

Class II shares are offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify to purchase Class I shares.

There are nine types of Custodial Plans: (1) a traditional IRA, (2) a Roth IRA, (3) an IRRA®, (4) a SEP, (5) an SRA, (6) a BasicSM (Keogh Plus) profit sharing plan and (7) a BasicSM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the “BasicSM Plans”), (8) a 403(b)(7) RSA, and (9) the education account. Although the amount that may be contributed to a Plan account in any one year is subject to certain limitations, assets already in a Plan account may be invested in the Fund without regard to such limitations.

If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another securities dealer or other financial intermediary, you should be aware that if the firm will not take delivery of shares of Retirement Reserves, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

Plan Investments. If you are a Plan participant, an investment in shares of Retirement Reserves can be made as follows:

If participants elect to have their contributions invested in the Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. The amount that may be contributed to a Plan in any one year is subject to certain limitations under the Code; however, assets already in a Plan account may be invested without regard to such limitations on contributions. Cash balances of less than $1.00 will not be invested.

Participants in Custodial Plans who opened their accounts prior to December 6, 1999 had two options concerning cash balances that may arise in their accounts. First, participants could have elected to have such balances automatically invested on a daily basis in shares of the Fund or, in some cases, in another money market mutual fund advised by the Manager. Second, participants (except for RSAs) could have elected to have such balances deposited in an FDIC-insured money market account with one or more commercial banks. After December 6, 1999, certain Custodial Plan accounts no longer have the first option for cash balances.

Participants who have elected to have cash balances automatically invested in the Fund will have such funds invested as follows: Cash balances arising from the sale of securities held in the Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) will be invested in shares of the Fund on the business day following the day that the proceeds are received in the Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Plan account settling on a same day basis and from principal repayments on debt securities held in the account will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Plan account or from a contribution to the Plan are invested in shares of the Fund on the business day following the date the payment is received in the Plan account.

All purchases and redemptions of Fund shares and dividend reinvestments are confirmed (rounded to the nearest share) to participants in Plans in the monthly or quarterly statement sent to all participants in these Plans. The Fund and the Distributor have received an exemptive order from the Commission that permits the Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions include purchases resulting from automatic investments in shares of the Fund and redemptions that are effected automatically to purchase other securities that the participant has selected for investment in his account. Shareholders who are not participants in the Plans receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares.

You should read materials concerning the Plans, including copies of the Plans and the forms necessary to establish a Plan account, which are available from Merrill Lynch. You should read such materials carefully before establishing a Plan account and should consult with your attorney or tax adviser to determine if any of the Plans are suited to your needs and circumstances. The laws applicable to the Plans, including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code, are complex and include a variety of transitional rules, which may be applicable to some investors. These laws should be reviewed by your attorney to determine their applicability. You are further advised that the tax treatment of the Plans under applicable state law may vary.

Distribution Plans

Each Fund has adopted a shareholder servicing plan and/or a distribution plan (with respect to Class II shares, in the case of Retirement Reserves) (each, a “Distribution Plan”) in compliance with Rule 12b-1 under the Investment Company Act. Each Fund other than Retirement Reserves and the WCMA Funds is authorized to pay a Distributor a fee at an annual rate based on the average daily net asset value of Fund accounts maintained through such Distributor. Retirement Reserves pays each Distributor a fee at an annual rate based on the average daily net assets attributable to Class II shares maintained through such Distributor. The Distribution Plan for each class of shares of the WCMA Funds provides that the Funds pay the applicable Distributor a service fee relating to the shares of the relevant class, accrued daily and paid monthly, at an annual rate based on the average daily net assets of a WCMA Fund attributable to Class 1, Class 2, Class 3 and Class 4 shares. The service fee is not compensation for the administrative and operational services rendered to shareholders by affiliates of the Manager that are covered by any other agreement between each Fund and the Manager. Each class has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which service and/or distribution fees are paid. The fee paid by each Fund other than Retirement Reserves and the WCMA Funds compensates the Distributors for providing, or arranging for the provision of, shareholder servicing and sales and promotional activities and services with respect to shares of each Fund. The Distributors then determine, based on a number of criteria, how to allocate such fee among financial advisors, selected dealers and affiliates of the Distributors. The fee paid by Retirement Reserves compensates the Distributors for the expenses associated with marketing activities and services related to

Class II shares. The WCMA Distribution Plans for each of the Class 1, Class 2, Class 3 and Class 4 shares each provide that a Fund also pays the applicable Distributor a distribution fee based on the average daily net assets of the Fund attributable to the shares of the relevant class. These fees are set forth in the WCMA Fund Prospectus.

Each Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. In approving a Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that the Distribution Plan will benefit the Fund and its related class of shareholders.

Each Distribution Plan provides that, so long as the Distribution Plan remains in effect, the non-interested Trustees then in office will select and nominate other non-interested Trustees. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years of which should be stored in an easily accessible place.

Among other things, each Distribution Plan provides that the Trustees will review quarterly reports of the shareholder servicing and/or distribution expenditures paid to the Distributors. With respect to each Fund other than Retirement Reserves, in the event that the aggregate payments received by the Distributors under the Distribution Plan in any year exceeds the amount of the distribution and shareholder servicing expenditures incurred by the Distributors, the Distributors are required to reimburse the Fund the amount of such excess. With respect to Retirement Reserves, payments under the Class II Distribution Plan are based on a percentage of average daily net assets attributable to Class II shares, regardless of the amount of expenses incurred. As a result, the distribution related revenues from the Distribution Plan with respect to Retirement Reserves may be more or less than distribution related expenses of the Class II shares. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration on a quarterly basis. Distribution-related expenses consist of financial advisor compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. With respect to Retirement Reserves, the distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

See Part 1, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to the Distributors under each Distribution Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Asset Based Sales Charges. The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by each class of Shares in the case of the WCMA Funds, and Class II shares in the case of Retirement Reserves. The maximum sales charge rule limits the aggregate of distribution fee payments payable by a Fund to (1) 7.25% of eligible gross sales of the applicable shares (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the applicable shares at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee).

In the case of the WCMA Funds, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) is 7.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, a WCMA Fund will not make further payments of the distribution fee with respect to its shares; however, a WCMA Fund will continue to make payments of the service fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.

Other Compensation to Selling Dealers

Pursuant to each Fund’s Distribution Plans, each Fund may pay FAM Distributors, Inc. (“FAMD”), BlackRock Distributors, Inc. (“BDI”) and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. In addition, each Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. From time to time FAMD, BDI and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plans, which waivers may be terminated at any time.

The Plans permit FAMD, BDI, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, FAMD, BDI, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-Plan payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to a Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by FAMD, BDI, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from FAMD’s, BDI’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of FAMD, BDI, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable Financial Industry Regulatory Authority regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Merrill Lynch and/or broker-dealers under common control such organization.

In lieu of payments pursuant to the foregoing, FAMD, BDI, BlackRock, PFPC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount that will not exceed the amount that would have been payable pursuant to the above, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, FAMD, BDI, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, FAMD, BDI, BlackRock and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and PNC Bank, Delaware (including Hilliard Lyons Asset Management, Wealth Management, Hawthorn and Institutional Investment Group) fees for administration and servicing with respect to assets of a Fund attributable to shares held by customers of such entities. These assets are predominantly in the share class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan.

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plans, each Fund may enter into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of shares of each Fund. Such services will be provided to Customers who are the beneficial owners of such shares and are intended to supplement the services provided by a Fund’s Manager, Administrator and/or transfer agent to the Fund’s shareholders of record. In consideration for payment of a service fee on shares owned beneficially by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses. To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services.

In addition to, rather than in lieu of, distribution fees that a Fund may pay to a Service Organization pursuant to the Plans and fees the Fund pays to its transfer agent, a Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, FAMD, BDI or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

REDEMPTION OF SHARES

Each Fund is required to redeem for cash all shares of the Fund as described in accordance with one of the procedures set forth below.

If notice is received by the Transfer Agent or Merrill Lynch, as applicable, prior to the determination of net asset value on that day, the redemption will be effective on such day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice.

Redemption of Shares by All Funds except the CMA Funds and the WCMA Funds

At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. A Fund may delay for up to 10 days the payment of redemption proceeds until good payment (that is, cash, Federal Funds or certified check drawn on a U.S. bank)

has been collected for the purchase of Fund shares. In addition, each Fund reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Transfer Agent.

The right to redeem shares may be suspended for seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Methods of Redemption

All five methods set forth below apply to each Fund other than Retirement Reserves. Only the methods described under “Redemption by Check,” “Regular Redemption” and “Automatic Redemption” also apply to Retirement Reserves. In certain instances, the Transfer Agent may require additional documents in connection with redemptions.

Redemption by Check. You may redeem shares by check in an amount not less than $500. At your request, the Transfer Agent will provide you with checks drawn on the custody account. These checks can be made payable to the order of any person; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. This enables you to continue earning daily dividends until the day prior to the day the check is cleared. Canceled checks will be returned to you by the Transfer Agent upon request.

You will be subject to the Transfer Agent’s rules and regulations governing such checking accounts, including the right of the Transfer Agent not to honor checks in amounts exceeding the value of your account at the time the check is presented for payment. A Fund or the Transfer Agent may modify or terminate the check redemption privilege at any time on 30 days’ notice. In order to be eligible for the privilege, you should check the box under the caption “Check Redemption Privilege” in the Purchase Application. The Transfer Agent will then send you checks. Retirement Reserves does not accept new applications for check writing privileges.

Federal Funds Redemption. If you maintain an account directly with the Transfer Agent, you may also arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, you must designate on your Purchase Application the domestic commercial bank and account number to receive the proceeds of your redemption and must have your signature on the Purchase Application guaranteed. The request for Federal Funds redemption may be made by telephone, wire or letter (no signature guarantee required) to the Transfer Agent. If your request is received before the determination of net asset value of a Fund on any business day, the redemption proceeds will be wired to your pre-designated bank account on the next business day. You may request Federal Funds redemptions by calling the Transfer Agent toll-free at 1-800-441-7762. Each Fund will employ reasonable procedures to confirm that telephone instructions are genuine to prevent any losses from fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. You must independently verify this information at the time the redemption request is made. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Repurchase Through Securities Dealers. Each Fund will repurchase shares through securities dealers. A Fund normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that the request is received from the dealer prior to the determination of net asset value of the Fund, on any business day. These repurchase arrangements are for your convenience and do not involve a charge by the Fund; however, dealers may impose a charge for transmitting the notice of repurchase to a Fund. Each Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. A Fund will promptly notify you of any rejection of a repurchase with respect to your shares. If you effect a repurchase through your securities dealer, payment will be made by the Transfer Agent to the dealer.

Regular Redemption. If you hold shares with the Transfer Agent you may redeem by writing to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests that are sent by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signatures of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) whose existence and validity may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) the request contains the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) the check is mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address has not changed within 30 days. Certain rules may apply regarding certain types of accounts, including, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. Payments will be mailed within seven days of receipt by the Transfer Agent of a proper redemption request.

You may also redeem shares held with the Transfer Agent by calling 1-800-441-7762. You must be the shareholder of record and the request must be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the account holder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a Systematic Withdrawal Plan is in effect, (v) the request is by an individual other than the account holder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the account has changed within the last 30 days or share certificates have been issued on the account or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Reserves may redeem shares by writing directly to Merrill Lynch. Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Reserves should not send redemption requests to the Fund or to its Transfer Agent. If you inadvertently send the redemption request to the Fund or the Transfer Agent, the request will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Plan is maintained, signed exactly as his or her name appears on the Plan adoption agreement.

Automatic Redemption. Merrill Lynch has instituted an automatic redemption procedure, which applies to you if you maintain a securities account with Merrill Lynch. This procedure, which does not apply to margin accounts, may be used by Merrill Lynch to satisfy amounts you owe to Merrill Lynch or one of its affiliates as a result of account fees and expenses or as a result of purchases of securities or other transactions in your securities account. Under this procedure, unless you notify Merrill Lynch to the contrary, your Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Fund. After application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at net asset value, as determined that day, to satisfy any amounts you owe to Merrill Lynch or one of its affiliates. Redemptions will be effected on the business day preceding the date you are obligated to make such payment, and Merrill Lynch or its affiliate will receive the redemption proceeds on the day following the redemption date. You will receive all dividends declared and reinvested through the date of redemption.

Unless otherwise requested, if you request transactions that settle on a “same-day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption.

If your account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by a Fund.

Because of the high cost of maintaining smaller accounts, a Fund may redeem shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

U.S.A. Government Reserves has instituted an automatic redemption procedure for participants in the Custodial Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities (such as common stocks) that the participant has selected for investment in his or her Custodial Plan account.

CMA Funds - Redemption of Shares by CMA Service Subscribers

CMA Funds - Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the CMA service or other Merrill Lynch central asset account program, or the WCMA service created by securities transaction activity within the account or to satisfy debit balances created by card purchases, cash advances or checks. Each account will be scanned automatically for debits each business day prior to 12:00 noon, Eastern time. After applying any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12:00 noon pricing, and funds deposited pursuant to a bank deposit program will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from your Money Account. Unless otherwise requested, when you request a transaction that settles on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such a transaction will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Margin loans through the Investor CreditLineSM service will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through the Money Account CMA service (or other Merrill Lynch central asset account). Shares of the CMA Funds may not be purchased, nor may deposits be made pursuant to a bank deposit program until all debits and margin loans in the account are satisfied.

Shares of each CMA Fund also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to CMA service or other Merrill Lynch central asset account program subscribers. For more information regarding these features, you should consult the relevant program disclosure.

CMA Funds - Manual Redemptions. If you are a CMA service (or other Merrill Lynch central asset account) subscriber or if you hold shares of a CMA Fund in a Merrill Lynch securities account, you may redeem shares of a CMA Fund directly by writing to Merrill Lynch, which will submit your request to the Transfer Agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to you at your address of record or, on request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to a Fund or the Transfer Agent. If you inadvertently send the request to a Fund or the Transfer Agent, the request will be forwarded to Merrill Lynch. The signature requirements of the redemption request are described above under “Redemption of Shares — Redemptions of Shares by All Funds except the CMA Funds and the WCMA Funds — Regular Redemption.” CMA service (or other Merrill Lynch central asset account) subscribers desiring to effect manual redemptions should contact their Financial Advisors. All redemptions of Fund shares will be confirmed to service subscribers in the monthly transaction statement.

WCMA Funds - Redemption of Shares by WCMA Service Subscribers

WCMA Funds - Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in a WCMA service or other business account program account created by securities transactions therein or to satisfy debit balances created by credit card purchases, cash advances (which may be obtained through participating banks and automated teller machines) or checks written against the credit card account or electronic fund transfers or other debits. Each WCMA service or other business account program account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any free cash balances in the account to such debits, shares of the designated WCMA Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from the subscriber’s Primary Money Account and then, to the extent necessary, from accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the subscriber, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the non-Primary Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account that the subscriber first established. Margin loans through the Investor CreditLineSM service will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through non-Primary Money Accounts, and shares of the WCMA Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.

Shares of the WCMA Funds also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to service subscribers. The redemption of shares of the WCMA Funds also may be modified for investors that participate in certain fee-based programs. For more information regarding these features, a WCMA service subscriber should consult the Business Investor Account SM (BIASM ) Financial Service and Working Capital Management Account ® (WCMA®) Financial Service Account Agreement Program Description Booklet.

From time to time, Merrill Lynch also may offer the WCMA Funds to subscribers in certain other programs sponsored by Merrill Lynch. Some or all of the features of the WCMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such other programs is set forth in the Program Description Booklet that is furnished in connection with such other programs, which may be obtained by contacting a Merrill Lynch Financial Advisor.

WCMA Funds - Manual Redemptions. Merrill Lynch will satisfy requests for cash by wiring cash to the shareholder’s bank account or arranging for the shareholder’s Merrill Lynch Financial Advisor to provide the shareholder with a check. Redemption requests should not be sent to the WCMA Fund or its Transfer Agent. If inadvertently sent to the WCMA Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. Any required shareholder signature(s) must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Subscribers in the WCMA service or other business account program desiring to effect manual redemptions should contact their Merrill Lynch Financial Advisor.

All redemptions of WCMA Fund shares will be confirmed to WCMA service subscribers (rounded to the nearest share) in the monthly transaction statement.

CMA Funds - Redemption of Shares by Non-Service Subscribers

Shareholders who are not CMA service (or other Merrill Lynch central asset account) subscribers may redeem shares of a CMA Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares — Redemption of Shares by Service Subscribers — Manual Redemptions.”

Shareholders maintaining an account directly with the Transfer Agent, who are not CMA service (or other Merrill Lynch central asset account) subscribers, may redeem shares of a CMA Fund by submitting a written notice by mail directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290.

Redemption requests that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Transfer Agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

The right to receive payment with respect to any redemption of Fund shares may be suspended by each Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

The value of a Fund’s shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

Participants in the WCMA service or certain other business account program are able to invest funds in one or more of the CMA Funds. Checks and other funds transmitted to a WCMA service or other business account program account generally will be applied first to the payment of pending securities transactions or other charges in the participant’s securities account, second to reduce outstanding balances in the lines of credit available through such program and, third, to purchase shares of the designated Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service or other business account program account from the sale of securities will be invested in the designated Fund as described above. The amount payable on a check received in a WCMA service or other business account program account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of Fund shares will be effected as described above to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service or other business account program subscribers. Service subscribers that have a line of credit will, however, be permitted to maintain a minimum Fund balance; for subscribers who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such programs, is set forth in the relevant program disclosures, which may be obtained by contacting a Merrill Lynch Financial Advisor.

SHAREHOLDER SERVICES

Shareholder Services for All Funds other than CMA Funds, WCMA Funds and Retirement Reserves

Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. Certain of these services are available only to U.S. investors. You can obtain more information about these services from each Fund by calling the telephone number on the cover page, or from the Distributors.

Investment Account

If your account is maintained at the Transfer Agent (an “Investment Account”) you will receive a monthly report showing the activity in your account for the month. You may make additions to your Investment Account at any time by purchasing shares at the applicable public offering price either through your securities dealer, by wire or by mail directly to the Transfer Agent. You may ascertain the number of shares in your Investment Account by calling the Transfer Agent toll-free at 1-800-441-7762. The Transfer Agent will furnish this information only after you have specified the name, address, account number and social security number of the registered owner or owners. You may also maintain an account through Merrill Lynch. If you transfer shares out of a Merrill Lynch brokerage account, an Investment Account in your name may be opened at the Transfer Agent. If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution you should be aware that if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

Fee-Based Programs

Fund shares may be held in certain fee-based programs offered by the Manager or its affiliates, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”). These Programs generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances, such shares must be redeemed and new shares purchased in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Transfer Agent at 1-800-441-7762.

Automatic Investment Plans

If you maintain an account directly with the Transfer Agent, each Fund offers an Automatic Investment Plan whereby the Transfer Agent is authorized through preauthorized checks of $50 or more to charge your regular bank account on a regular basis to provide systematic additions to the Investment Account. Your Automatic Investment Plan may be terminated at any time without charge or penalty by you, the Fund, the Transfer Agent or the Distributors. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Accrued Monthly Payout Plan

The dividends paid by each Fund are generally reinvested automatically in additional shares. If you maintain an account at the Transfer Agent and desire cash payments, you may enroll in the Accrued Monthly Payout Plan. Under this plan, shares equal in number to shares credited through the automatic reinvestment of dividends during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution (provided that, in the event that a payment on an account maintained with the Transfer Agent would be $10.00 or less, the payment will be automatically reinvested in additional shares). You may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application. Your Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by you, a Fund, the Transfer Agent or the Distributor. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Systematic Withdrawal Plans

If you maintain an account with the Transfer Agent, you may elect to receive systematic withdrawals from your Investment Account by check or through automatic payment by direct deposit to your bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available if you have acquired shares of a Fund that have a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available if your shares have a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from your Investment Account to provide the withdrawal payment specified by you, which may be a dollar amount or a percentage of the value of your shares. Redemptions will be made at net asset value as determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed or the direct deposit will be made, on the next business day following redemption. When you make systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. Your systematic withdrawal plan may be terminated at any time, without charge or penalty, by you, a Fund, the Transfer Agent or the Distributors. You may not elect to make systematic withdrawals while you are enrolled in the Accrued Monthly Payout Plan. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

Withdrawal payments should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the original investment will be reduced correspondingly. You are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which a shareholder has elected to make systematic withdrawals.

If your account is not maintained directly with the Transfer Agent, you should contact your Financial Advisor. If your account is currently maintained at a branch office, redemptions via the Systematic Withdrawal Plan will be credited directly to your Investment Account. If you wish to receive a redemption by check, you should contact your Financial Advisor.

Retirement and Education Accounts

Individual retirement accounts, Roth IRAs and other retirement plan accounts (together, “retirement accounts”) are available from your financial intermediary. Under these plans, investments may be made in a Fund and certain other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these accounts. Information with respect to these accounts is available on request from your financial intermediary.

Dividends received in each of the accounts referred to above are exempt from Federal taxation until distributed from the accounts and, in the case of Roth IRAs and education accounts, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education account should review specific tax laws relating to the account and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such account.

DETERMINATION OF NET ASSET VALUE

Each Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchase and redemptions and values their portfolio securities on the basis of the amortized cost method of valuation.

Under this method portfolio securities are valued at cost when purchased and thereafter, a constant proportionate accretion of any discount or amortization of premium is recorded until the maturity of the security. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account.

As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. Each Fund’s Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Fund, however, there can be no assurance that a constant net asset value will be maintained for any Fund. Such procedures include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Fund, the Fund’s Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other adverse impact to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the Investment Company Act greater than 397 days, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by the Fund’s Boards.

YIELD INFORMATION

Each Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net changes in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the result by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

The tax equivalent yield of the shares of each of CMA Tax-Exempt, WCMA Tax-Exempt and the CMA State Funds is computed by dividing that portion of the yield of the Fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated tax rate (normally assumed to be the maximum applicable marginal tax rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield of the shares of each of CMA Tax-Exempt, WCMA Tax-Exempt and the CMA State Funds is computed in the same manner as the tax equivalent yield, except that the effective yield is substituted for yield in the calculation.

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by a Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on a Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments.

See Part I, Section VI “Yield Information” of each Fund’s Statement of Additional Information for recent seven-day yield information relating to your Fund.

On occasion, each Fund may compare its yield to (1) an industry average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by industry publications, including Lipper Inc., Morningstar, Inc., Money Magazine, U.S. News & World Report, BusinessWeek, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, or (5) historical yield data relating to other central asset accounts similar to the CMA service, in the case of the CMA Funds. As with yield quotations, yield comparisons should not be considered indicative of a Fund’s yield or relative performance for any future.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance; a discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques; comparisons of a Fund’s performance or portfolio composition to that of other funds or types of investments, to indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of each Fund, the Manager is primarily responsible for the execution of a Fund’s portfolio transactions. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Manager generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Each Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information received will be in addition to and not in lieu of the services required to be performed by the Manager under each Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

The portfolio securities in which each Fund invests are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, a Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Fund primarily will consist of dealer spreads. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principals for their own accounts, the Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except pursuant to the exemptive order described below. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis.

The Manager does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Manager neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

The Commission has issued an exemptive order permitting each Fund to conduct principal transactions with Merrill Lynch Government Securities, Inc. (“GSI”) in U.S. Government and U.S. Government agency securities, with Merrill Lynch Money Markets, Inc., a subsidiary of GSI (“MMI”) in certificates of deposit and other short-term money market instruments and commercial paper, and with Merrill Lynch in fixed income securities, including medium-term notes, and municipal securities with remaining maturities of one year or less. This order contains a number of conditions, including conditions designed to ensure that the price to each Fund from GSI, MMI or Merrill Lynch is equal to or better than that available from other sources. GSI, MMI and Merrill Lynch have informed each Fund that they will in no way, at any time, attempt to influence or control the activities of the Fund or the Manager in placing such principal transactions. The exemptive order allows GSI, MMI or Merrill Lynch to receive a dealer spread on any transaction with a Fund no greater than its customary dealer spread from transactions of the type involved. Generally, such spreads do not exceed 0.25% of the principal amount of the securities involved.

See Part I, Section VIII “Portfolio Transactions” of each Fund’s Statement of Additional Information for information relating to portfolio transactions engaged in by your Fund for its three most recently completed fiscal years or other relevant periods.

The Board of each Fund has considered the possibility of seeking to recapture for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting portfolio transactions through affiliated entities, including GSI, MMI and Merrill Lynch. For example, dealer spreads received by GSI, MMI or Merrill Lynch on transactions conducted pursuant to the exemptive order described above could be offset against the management fee payable by each Fund to the Manager. After considering all factors deemed relevant, the Board of each Fund made a determination not to seek such recapture. The Board of each Fund will reconsider this matter from time to time.

Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, each Fund may retain an affiliated entity of the Manager (the “lending agent”) as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. The lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. See Part I, Section VII “Portfolio Transactions” of each Fund’s Statement of Additional Information for the securities lending agent fees, if any, paid by your Fund to the lending agent for the periods indicated.

Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by the Manager or its affiliates (collectively, “clients”) when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

DIVIDENDS AND TAXES

Dividends

Each Fund declares dividends daily. Dividends of each Fund are reinvested daily in additional shares of that Fund at net asset value. Shares purchased will begin accruing dividends on the day following the date of purchase. Dividends that are declared but unpaid will remain in the gross assets of each Fund and will therefore continue to earn income for the Fund’s shareholders. Shareholders will receive monthly statements as to such reinvestments. For shareholders of the CMA Funds and the WCMA Funds who request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions), the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Funds’ declaration of dividends on that day.

Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) less amortization of premiums and the estimated expenses of a Fund applicable to that dividend period. Net realized capital gains (including net short-term capital gain), if any, will be distributed by the Funds at least annually.

Retirement Accounts.

Investment in certain Funds is offered to participants in retirement accounts for which Merrill Lynch acts as custodian, participants in Merrill Lynch Basic Plans and RSAs and certain independent qualified plans. Accordingly, the general description of the tax treatment of RICs and their shareholders as set forth below is qualified for retirement accountholders with respect to the special tax treatment afforded such accounts under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to retirement accountholders.

Generally, distributions from a retirement account (other than certain distributions from a Roth IRA) will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. For most retirement accounts, such distributions would include (i) any pre-tax contributions to the retirement account (including pre-tax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) earnings (whether such earnings are classified as ordinary income or as capital gains). In addition to Federal income tax, participants may be subject to the imposition of a 10% (or, in the case of certain SRA-IRA distributions, 25%) additional tax on any amount withdrawn from a retirement account prior to the participant’s attainment of age 59 1/2 unless one of the exceptions listed below applies.

Depending on the type of retirement plan, the exceptions to the early withdrawal penalty may include: 1) distributions after the death of the shareholder; 2) distributions attributable to disability; 3) distributions used to pay certain medical expenses; 4) distributions that are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the shareholder or the joint lives (or joint life and last survivor expectancy) of the shareholder and the shareholder’s beneficiary; 5) withdrawals for medical insurance if the shareholder has received unemployment compensation for 12 weeks and the distribution is made in the year such unemployment compensation is received or the following year; 6) distributions to pay qualified higher education expenses of the shareholder or certain family members of the shareholder; and 7) distributions used to buy a first home (subject to a $10,000 lifetime limit).

For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includable in income if such distribution is made five or more years after the first tax year of contribution and the account holder either is age 59 1/2 or older, has become disabled, is purchasing a first home (subject to the $10,000 lifetime limit) or has died. As with other retirement accounts, a 10% excise tax applies to amounts withdrawn from the Roth IRA prior to reaching age 59 1/2 unless one of the exceptions applies. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made first from contributions and then from earnings.

Under certain limited circumstances (for example, if an individual for whose benefit a retirement account is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), a retirement account could cease to qualify for the special treatment afforded certain retirement accounts under the Code as of the first day of the taxable year in which the transaction that caused the disqualification occurred. If a retirement account through which a shareholder holds Fund shares becomes ineligible for special tax treatment, the shareholder will be treated as having received a distribution on the first day of such taxable year from the retirement account in an amount equal to the fair market value of all assets in the account. Thus, a shareholder would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account, and would be taxed on the ordinary income and capital gain dividends paid by a Fund subsequent to the disqualification event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement account disqualification, shareholders also could be subject to the early withdrawal excise tax described above. Additionally, retirement account disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as “interest-related dividends” or short-term capital gain dividends, as described in “Taxes–General Treatment of Fund Shareholders.”

In certain circumstances, account holders also may be able to make nondeductible contributions to their retirement accounts. As described above, ordinary income dividends and capital gain dividends received with respect to such contributions will not be taxed currently. Unlike the Roth IRA, described above, earnings with respect to these amounts will be taxed when distributed.

Qualified Tuition Program and ESAs.

Investment in Retirement Reserves is also offered to participants in Qualified Tuition Program accounts and ESAs (together, “education accounts”). The general description of the tax treatment of RICs and their shareholders as set forth below is qualified for education accountholders with respect to the special tax treatment afforded education accounts. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an education account.

Distributions from a Qualified Tuition Program account or ESA, including amounts representing earnings on amounts contributed, will not be included in income to the extent they do not exceed the beneficiary’s qualified education expenses, as defined in the Code for purposes of the particular type of account. Education account holders may be subject to a Federal penalty as well as ordinary income tax and any applicable state income tax on the portion of a distribution representing earnings on contributed amounts, if the distribution is not used for qualified education expenses, as defined in the Code for purposes of the particular type of account. Exceptions to the Federal penalty include distributions made on account of the death or disability of the beneficiary of the account and distributions made on account of a scholarship received by the beneficiary, provided the distributions do not exceed the amount of the scholarship. Numerous provisions affecting ESAs are scheduled to expire after December 31, 2010. Unless such provisions are extended, the tax treatment of ESAs and their investors will be significantly altered.

If an education account becomes ineligible for the special tax treatment described above, the shareholder will be taxed currently on amounts representing accumulated earnings on contributions made to the account. Likewise, dividends paid by the Fund subsequently will be currently taxable, whether received in cash or reinvested, and could be subject to state and local taxes. It is possible that the Federal penalty applicable to withdrawals not used for qualified education expenses might also apply. Disqualification of an education account may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund, unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as “interest-related dividends” or “short-term” capital gain dividends, as described in “Taxes–General Treatment of Fund Shareholders.”

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, as applied to the particular types of Funds and accounts being described. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in each Fund. Shareholders investing through a retirement account or education account, likewise, should consult a tax advisor with respect to the tax consequences of investing through such an account.

Taxes

Each Fund intends to elect and to qualify or to continue to qualify, as appropriate, for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net capital gain that is distributed to shareholders. Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders. However, distributions from a CMA Tax-Exempt Fund or from WCMA Tax-Exempt that are derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.

Each Fund that is a series of a RIC that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a RIC do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While each Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. The required distributions are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the CMA Tax-Exempt Funds and WCMA Tax-Exempt, that pay exempt-interest dividends.

General Treatment of Fund Shareholders

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are designated as exempt-interest dividends will not be subject to regular federal income tax. The tax rate on certain dividend income and long term capital gain applicable to non-corporate shareholders has been reduced for taxable years beginning prior to January 1, 2011. Under these rules, a certain portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gains, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (i.e., gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend that constitutes an item of tax preference, as discussed below.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

If the value of assets held by a Fund declines, the Trustees of a Fund may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Except for the exempt-interest dividends paid by CMA Tax-Exempt Funds and WCMA Tax-Exempt, dividends, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends and capital gain dividends (“backup withholding”). Backup withholding may also be required on distributions paid by WCMA Tax-Exempt or a CMA Tax-Exempt Fund, unless such Fund reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely provided to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in a combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax. Dividends derived by a RIC from short-term capital gains and qualified net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, if and to the extent properly designated as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, each Fund intends to make such designations. However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as an interest-related dividend or short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be designated as consisting of qualified short-term gain or qualified net interest income exempt from withholding in the hands of nonresident and foreign shareholders. Unless extended by Congress, this provision regarding interest-related dividends and short-term capital gain dividends generally would apply to distributions with respect to only taxable years of a Fund beginning before January 1, 2008.

Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states exempt from state income taxation dividends paid by RICs that are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

CMA Tax-Exempt Funds, WCMA Tax-Exempt and Their Shareholders

The CMA Tax-Exempt Funds and WCMA Tax Exempt intend to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated as exempt-interest dividends in a written notice mailed to the Fund’s shareholders within 60 days after the close of the Fund’s taxable year.

Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a shareholder’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the CMA Tax-Exempt Funds and WCMA Tax Exempt, will not be deductible by a shareholder for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of private activity bonds, if any, held by one of the CMA Tax-Exempt Funds and WCMA Tax Exempt.

All or a portion of the CMA Tax-Exempt Funds’ and WCMA Tax Exempt’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received on such shares by a shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares by a shareholder.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. WCMA Tax Exempt and each CMA Tax-Exempt Fund will purchase such private activity bonds and will report to shareholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by WCMA Tax Exempt or a CMA Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such a Fund.

CMA State Funds – State Taxes

Dividends paid by each CMA State Fund are subject to the tax laws of the specific state in which a shareholder resides. For a summary discussion of the state tax laws of the State in which the CMA State Funds invest, please see “State Fund Tax Summaries” in Part I of each CMA State Fund’s Statement of Additional Information.

The Appendices to each CMA State Fund’s Statement of Additional Information contain a general and abbreviated summary of the state tax laws relevant to each CMA State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described in the appendices are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each CMA State Fund should consult their tax advisers about other state and local tax consequences of investment in such CMA State Fund.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including WCMA Tax-Exempt or any of the CMA Tax-Exempt Funds) during the taxable year.

Master – Feeder Funds

In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. Each Master Portfolio is classified as a partnership for U.S. Federal income tax purposes. If applicable tax provisions should change, then the Board of a Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Funds has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines. Under these guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. In such event, provided that the Manager’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of a real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients. If the Manager determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Manager’s Portfolio Management Group and/or the Manager’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures are attached as Appendix B. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.

GENERAL INFORMATION

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and generally on other matters submitted to the vote of shareholders. In the case of Retirement Reserves and the WCMA Funds, each class represents an interest in the same assets of the respective Fund and are identical in all respects, except that each class of shares bears certain expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Fund. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except under certain limited circumstances set forth in the Fund’s Declaration of Trust, as amended (the “Declaration”).

There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may cause a meeting of shareholders to be held in accordance with the terms of the Fund’s Declaration or by-laws, as the case may be.

Also, each Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new advisory arrangements, of a material increase in distribution fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Trustees shall continue to hold office from year to year and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except for any expenses which may be attributable to only one class, in the case of Retirement Reserves or the CMA Funds. Shares issued are fully-paid and non-assessable by each Fund.

The Declaration establishing each Fund, a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration provides that the name of each Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of any obligation or claim of the Fund but the “Trust Property” (as defined in the Declaration) only shall be liable.

Additional Information

Under a separate agreement, BlackRock has granted the Funds, as applicable, the right to use the “BlackRock” name and has reserved the right to withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock as investment adviser or to grant the use of such name to any other company.

See Part I, Section VIII “General Information” of each Fund’s Statement of Additional Information for other general information about your Fund.

APPENDIX A

Description of Debt Ratings

Commercial Paper and Bank Money Instruments

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s (“S&P”). Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1 or A-1+ the highest of the three, indicates the degree of safety regarding timely payment is strong; A-2 indicates that the capacity for timely repayment is satisfactory; A-3 indicates that capacity for timely payment is adequate, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2.

Moody’s Investors Service, Inc. (“Moody’s”) employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for timely repayment, but to a lesser degree than Prime-1, Prime-3 issues have an acceptable capacity for repayment.

Fitch Ratings (“Fitch”) employs the rating F-1 or F-1+ to indicate issues regarded as having the strongest capacity for timely payment. The rating F-2 indicates a satisfactory capacity for timely payment. The rating F-3 indicates an adequate capacity for timely payment.

Corporate Bonds

Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

Ratings of Municipal Notes and Short-term Tax-Exempt Commercial Paper

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s. Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1 indicates the obligor’s capacity to meet its financial obligation is strong; issues that possess extremely strong safety characteristics will be given an A-1+ designation; A-2 indicates that the obligor’s capacity to meet its financial obligation is satisfactory. A Standard & Poor’s rating with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity factors and market access risks unique to notes. SP-1, the highest note rating, indicates a strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service will be given an “SP-1+” designation. SP-2, the second highest note rating, indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody’s employs the designations of Prime-1, Prime-2 and Prime-3 with respect to commercial paper to indicate the relative capacity of the rated issuers (or related supporting institutions) to repay punctually. Prime-l issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for repayment, but to a lesser degree than Prime-1. Moody’s highest rating for short-term notes and VRDOs is MIG1/VMIG1; MIG-1/VMIG-1 denotes “superior credit quality”, enjoying “highly reliable liquidity support” or “demonstrated broad-based access to the market for refinancing”; MIG2/VMIG2 denotes “strong credit quality” with margins of protection that are ample although not so large as MIG1/VMIG1.

Fitch employs the rating F-1+ to indicate short-term debt issues regarded as having the strongest degree of assurance determined by established cash flow for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+. The rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as indicated by the F-1+ and F-1 categories.

Ratings of Municipal Bonds

Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. The obligor’s capacity to meet its financial obligation is extremely strong. Bonds rated AA differ from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A Standard & Poor’s municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors and insurers of lessees.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because the margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies the numerical modifier 1 to the classifications Aa through Caa to indicate that Moody’s believes the issue possesses the strongest investment attributes in its rating category. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Bonds rated AAA by Fitch denote the lowest expectation of credit risk. Bonds rated AA denote a very low expectation of credit risk. Both ratings indicate a strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to reasonably foreseeable events. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operative performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Appendix B

Proxy Voting Policies

For The BlackRock-Advised Funds

June, 2008

Introduction

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Investment Advisers Act of 1940 (the “Advisers Act”), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests.1 When voting proxies for the Funds, BlackRock’s primary objective is to make voting decisions solely in the best interests of the Funds’ shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.2 It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

[1]

Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

[2]

Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

Proxy Voting Policies

A.	Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

B.	Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

C.	Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

D.	Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.	Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F.	Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings. As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

G.	Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment company’s board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

H.	Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions “micro-managing” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

Reports to the Board

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

PART C. OTHER INFORMATION

Item 23.    Exhibits.

Exhibit Number		Description

1		—Declaration of Trust of the Registrant dated August 30, 2002.(a)

2		—By-Laws of the Registrant dated November 10, 2004.(k)

3		—Portions of the Declaration of Trust and By-Laws of the Registrant defining the rights of holders of shares of the Registrant.(b)

4		—None.

5		—Unified Distribution Agreement between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”).(c)

6		—None.

7		—Form of Custody Agreement between the Registrant and State Street Bank and Trust Company.(d)

8	(a)	—Form of Administration Agreement between the Registrant and BlackRock Advisors, LLC.(m)

	(b)	—Form of Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(j)

	(c)	—Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(f)

	(d)	—Form of Fee Waiver/Expense Reimbursement Agreement for the Registrant’s Class 2, Class 3 and Class 4 shares.(e)

	(e)	—Form of Securities Lending Agency Agreement between the Registrant and BlackRock Investment Management, LLC, dated June 1, 2007.(g)

9		—Opinion of Sidley Austin Brown & Wood LLP, counsel to the Registrant.(e)

10		—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.*

11		—None.

12		—Certificate of Fund Asset Management, L.P.(e)

13	(a)	—Unified Class 1 Shares Distribution Plan of the Registrant.(l)

	(b)	—Unified Class 2 Shares Distribution Plan of the Registrant.(l)

	(c)	—Unified Class 3 Shares Distribution Plan of the Registrant.(l)

	(d)	—Unified Class 4 Shares Distribution Plan of the Registrant.(l)

14		—Rule 18f-3 Plan.(e)

15		—Code of Ethics.(h)

16		—Power of Attorney.(i)

*	Filed herewith.
(a)	Filed on September 10, 2002 as an Exhibit to the Registrant’s Registration Statement on Form N-1A (File No. 333-99395) under the Securities Act of 1933 (the “Registration Statement”).
(b)	Reference is made to Article I, Article II, Section 2.3 and Articles III, IV, V, VI, VII, VIII, IX and X and Appendices A and B of the Registrant’s Declaration of Trust, filed as Exhibit 1 to the Registration Statement; and to Articles I, VI, VII and VIII of the Registrant’s By-Laws, filed as Exhibit 2 to the Registration Statement.

(c)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of CMA Money Fund (File No. 2-59311), filed on July 23, 2003.
(d)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-49873), filed on October 30, 2001.
(e)	Filed on March 20, 2003 as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.
(f)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.
(g)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of Merrill Lynch Ready Assets Trust (File No. 2-52711), filed on April 21, 2008.
(h)	Incorporated by reference to Exhibit (r) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-2 of BlackRock Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on November 13, 2006.
(i)	Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of Merrill Lynch U.S.A. Government Reserves (File No. 2-78702), filed on December 21, 2007.
(j)	Incorporated by reference to Exhibit 8(a)(1) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on January 14, 2005.
(k)	Filed on July 28, 2005 as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement.
(l)	Incorporated by reference to an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of WCMA Money Fund (File No. 333-99387), filed on March 20, 2003.
(m)	Filed on July 27, 2007 as Exhibit 8(a) to Post-Effective Amendment No. 5 to the Registration Statement.

Item 24.    Persons Controlled by or Under Common Control with Registrant.

As of July 7, 2008, the WCMA Government Securities Fund owned 45.25% and the CMA Government Securities Fund owned 54.75% of the Master Government Securities LLC, and are controlling persons thereof. The Master Government Securities LLC is organized as a limited liability company under the laws of the State of Delaware.

Item 25.    Indemnification.

Reference is made to Section 4.3 of the Registrant’s Declaration of Trust, Article IV of the Registrant’s Administration Agreement and Section 7 of the Registrant’s Unified Distribution Agreement.

Section 4.3 of the Registrant’s Declaration of Trust provides as follows:

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust, to the fullest extent permitted by law (including the Investment Company Act of 1940, as amended (the “Investment Company Act”) as currently in effect or as hereafter amended, against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof;

(ii) the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office;

(ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual’s action was in the best interest of the Trust; or

(iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

(A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(B) by written opinion of legal counsel chosen by the Trustees and determined by them in their reasonable judgment to be independent.

(c) The rights of indemnification herein provided shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall affect any rights to indemnification to which personnel, including Covered Persons, may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel selected as provided in Section 4.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one (i) who is not an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

Section 9.3(b) of the Registrant’s Declaration of Trust provides as follows:

(b) Nothing contained in the Declaration shall permit the amendment of the Declaration to impair the exemption from personal liability or limit the rights to indemnification provided in Section 4.3 of the present or former Shareholders, Trustees or officers of the Trust.

The Registrant’s By-Laws provide that insofar as the conditional advancing of indemnification moneys pursuant to Section 4.3 of the Declaration of Trust for actions based upon the Investment Company Act of 1940, as amended (the “Investment Company Act”) may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

In Article IV of the Administration Agreement, the Registrant agrees to indemnify the Administrator for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management and administration of the Registrant, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In Section 7 of the Unified Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Manager.

(a) BlackRock Advisors, LLC is an indirect wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 26 about officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

(b) BlackRock Institutional Management Corporation (“BIMC”) is an indirect wholly-owned subsidiary of BlackRock, Inc. BIMC currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 26 of officers and directors of BIMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

Item 27.    Principal Underwriters.

(a) Merrill Lynch acts as the principal underwriter for the Registrant. Merrill Lynch also acts as the principal underwriter for each of the following open-end investment companies: CMA Treasury Fund, CMA Tax-Exempt

Fund, eleven series of CMA Multi-State Municipal Series Trust, CMA Government Securities Fund, WCMA Money Fund, WCMA Government Securities Fund, WCMA Tax-Exempt Fund and WCMA Treasury Fund, and also acted as the principal underwriter for a number of closed-end registered investment companies advised by BlackRock Advisors, LLC, including: BlackRock Apex Municipal Fund, Inc., BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc., BlackRock Corporate High Yield Fund V, Inc., BlackRock Corporate High Yield Fund VI, Inc., BlackRock Debt Strategies Fund, Inc., BlackRock Enhanced Equity Yield Fund, Inc., BlackRock Enhanced Equity Yield & Premium Fund, Inc., Master Senior Floating Rate LLC, BlackRock MuniAssets Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniEnhance d Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Insured Fund, Inc., BlackRock MuniHoldings California Insured Fund, Inc., BlackRock MuniHoldings Florida Insured Fund, BlackRock MuniHoldings New Jersey Insured Fund, Inc., BlackRock MuniHoldings New York Insured Fund, Inc., BlackRock MuniVest Fund, Inc., BlackRock MuniVest Fund II, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Fund, Inc., BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield Michigan Insured Fund II, Inc., BlackRock MuniYield New Jersey Fund, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc., BlackRock MuniYield New York Insured Fund, Inc., BlackRock MuniYield Pennsylvania Insured Fund, BlackRock MuniYield Quality Fund, Inc., BlackRock MuniYield Quality Fund II, Inc., BlackRock Preferred Income Strategies Fund, Inc., BlackRock Preferred and Corporate Income Strategies Fund, Inc., BlackRock Senior High Income Portfolio, Inc., Defined Opportunity Credit Trust and EcoSolutions Investment Trust. Merrill Lynch acts as the depositor of the following unit investment trusts: The Corporate Income Fund, Municipal Investment Trust Fund, The ML Trust for Government Guaranteed Securities and The Government Securities Income Fund.

(b) Set forth below is information concerning each director and executive officer of Merrill Lynch. The principal business address of each such person is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080.

Name	Position(s) and Office(s) with Merrill Lynch	Position(s) and Office(s) with Registrant
Robert J. McCann	Director, Chairman of the Board and Chief Executive Officer	None
Candace E. Browning-Platt	Director and Senior Vice President	None
Gregory J. Fleming	Director and Executive Vice President	None
Carlos M. Morales	Director and Chief Legal Officer	None

(c) Not applicable.

Item 28.    Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:

(a) Registrant, 100 Bellevue Parkway, Wilmington, Delaware 19809.

(b) Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080 and 1700 Merrill Lynch Drive, Pennington, New Jersey 08534 (records relating to its functions as distributor).

(c) BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser).

(d) BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as sub-adviser).

(e) Financial Data Services, Inc., 4800 Deer Lake Drive, Jacksonville, Florida 32246-6484 (records relating to its functions as transfer agent)

Item 29.    Management Services.

Other than as set forth under the caption “Management of the Funds—BlackRock Advisors, LLC” in the Prospectus constituting Part A of the Registration Statement and under Part I “Management and Advisory Arrangements” and Part II “Management and Other Service Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement for the Registrant, the Registrant is not a party to any management-related service contract.

Item 30.    Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on July 25, 2008.

WCMA GOVERNMENT SECURITIES FUND (Registrant)

By:	/S/ DONALD C. BURKE
(Donald C. Burke, President and Chief Executive Officer)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ DONALD C. BURKE (Donald C. Burke)	President and Chief Executive Officer (Principal Executive Officer)	July 25, 2008

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	July 25, 2008

DAVID O. BEIM* (David O. Beim)	Trustee

RONALD W. FORBES* (Ronald W. Forbes)	Trustee

DR. MATINA HORNER* (Dr. Matina Horner)	Trustee

RODNEY D. JOHNSON* (Rodney D. Johnson)	Trustee

HERBERT I. LONDON* (Herbert I. London)	Trustee

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Trustee

JOSEPH P. PLATT, JR.* (Joseph P. Platt, Jr.)	Trustee

ROBERT C. ROBB, JR.* (Robert C. Robb, Jr.)	Trustee

TOBY ROSENBLATT* (Toby Rosenblatt)	Trustee

Signature	Title	Date

KENNETH L. URISH* (Kenneth L. Urish)	Trustee

FREDERICK W. WINTER* (Frederick W. Winter)	Trustee

RICHARD S. DAVIS* (Richard S. Davis)	Trustee

HENRY GABBAY* (Henry Gabbay)	Trustee

*By:	/S/ DONALD C. BURKE	July 25, 2008
(Donald C. Burke, Attorney-in-Fact)

Master Government Securities LLC has duly caused this Registration Statement of WCMA Government Securities Fund to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and State of New Jersey, on the 25th day of July, 2008.

MASTER GOVERNMENT SECURITIES LLC (Registrant)

By:	/S/ DONALD C. BURKE
(Donald C. Burke, President and Chief Executive Officer)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ DONALD C. BURKE (Donald C. Burke)	President and Chief Executive Officer (Principal Executive Officer)	July 25, 2008

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	July 25, 2008

DAVID O. BEIM* (David O. Beim)	Director

RONALD W. FORBES* (Ronald W. Forbes)	Director

DR. MATINA HORNER* (Dr. Matina Horner)	Director

RODNEY D. JOHNSON* (Rodney D. Johnson)	Director

HERBERT I. LONDON* (Herbert I. London)	Director

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Director

JOSEPH P. PLATT, JR.* (Joseph P. Platt, Jr.)	Director

ROBERT C. ROBB, JR.* (Robert C. Robb, Jr.)	Director

TOBY ROSENBLATT* (Toby Rosenblatt)	Director

KENNETH L. URISH* (Kenneth L. Urish)	Director

Signature	Title	Date

FREDERICK W. WINTER* (Frederick W. Winter)	Director

RICHARD S. DAVIS* (Richard S. Davis)	Director

HENRY GABBAY* (Henry Gabbay)	Director

*By:	/S/ DONALD C. BURKE	July 25, 2008
(Donald C. Burke, Attorney-in-Fact)

EXHIBIT INDEX

Exhibit Number	Description

10	—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.